UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
☒
       Filed by a Party other than the Registrant
☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
THE BOEING COMPANY
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 Annual Meeting of Shareholders

Friday, April 17, 2026 | 9:00 a.m. ET

Scan QR code for virtual meeting

BOEING

OUR MISSION

Connect, Protect and Explore Our World and Beyond

OUR VALUES AND BEHAVIORS

SAFETY & QUALITY	TRUST	PEOPLE FOCUS	OWNERSHIP	INNOVATION
Keep people safe	Make customer priorities ours	Look out for each other	Give a damn!	Do cool things
Respect the consequences of our work	Follow through	Ask for help and give it freely	Be accountable, be decisive	Be curious and courageous
Speak up	Do the right thing	Collaborate respectfully	Pursue excellence	Shape the future

OUR LONG-TERM BUSINESS IMPERATIVES

DELIVER SUPERIOR CUSTOMER VALUE

ATTRACT AND ENGAGE TALENTED PEOPLE

DRIVE PROFITABLE GROWTH FOR STAKEHOLDERS

NEAR-TERM ACTIONS TO RESTORE TRUST

- CHANGE OUR CULTURE
- STABILIZE OUR BUSINESS
- DEVELOPMENT PROGRAM EXECUTION
- BUILD OUR FUTURE

Message from Our Independent Board Chair

My fellow shareholders,

The past year has been marked by significant progress on the road to regaining the trust of our shareholders and all those who rely on us to perform like the company we know Boeing can and must be. Under Kelly Ortberg’s leadership as CEO, Boeing has continued to stabilize operations, transform the company’s culture, and achieve key growth milestones, all with a relentless focus on safety and quality. We remain committed to the strategy we’ve developed, and we believe the determination, innovation and capability of Boeing’s employees will ensure we can execute it successfully.

In 2025, execution of our strategy positioned Boeing for long-term value creation and produced clear results, including:

•

Delivering 600 commercial aircraft, the highest number since 2018

•

Winning the F-47 contract to design, build and deliver the U.S. Air Force’s next generation fighter aircraft

•

Continuing to strengthen safety and quality, and transparently disclosing our progress on our Safety & Quality website

•

Earning limited delegated authority from the Federal Aviation Administration to issue airworthiness certificates

•

Continuing to drive culture change through our new Values and Behaviors, a performance management system that emphasizes ongoing development and measures how an employee does their work, in addition to what they accomplish, and enhanced training and leadership development programs

•

Successfully increasing the 737 production rate following sustained health and stability of the 737 production system, as measured by key performance indicators and the rate readiness process guided by our Safety Management System

•

Growing total company backlog to approximately $680 billion as of year-end, reflecting the strength of our portfolio, long-term resilience of our business and customer confidence in the progress we have made

•	Completing the acquisition of Spirit AeroSystems, underscoring our commitment to aviation safety and airplane quality while strengthening our commercial production and supply chain stability

•

Completing the divestiture of portions of our digital aviation solutions business as part of our disciplined portfolio management, strengthening our balance sheet and supporting our investment-grade credit rating

The Board believes that widespread culture change is fundamental to restoring Boeing as an aerospace leader. Accordingly, the Board continues to actively oversee the company’s culture transformation with multiple briefings during 2025 to the full Board and the Compensation Committee. The Compensation Committee also made changes to the company’s 2025 compensation plan designed to reinforce a culture of unity and accountability. While culture change of this magnitude takes time, I am encouraged by the progress the company has made to date and seeing employees at all levels embracing the new Values and Behaviors.

The Board continues to be fully engaged in the company’s execution of its strategic priorities, providing guidance and oversight informed by the diverse skills, experiences and tenures of our directors. Last year, Brad Tilden, former Chairman, President and CEO of Alaska Air Group, Inc., joined the Board as our 10th new independent director since 2019. Brad brings a distinct customer perspective, proven leadership in the airline industry, deep expertise in safety management systems, and more than three decades of aviation experience. His addition reflects the Board’s commitment to regularly assessing Board composition in light of the company’s evolving risks and priorities and identifying highly qualified directors who add depth in key areas. I am confident this year’s Board nominees, who collectively bring expertise in aerospace, safety and quality, engineering, complex manufacturing, human capital management, digital technologies and cybersecurity, risk oversight, audit, supply chain management, sustainability and finance, as well as the perspectives of pilots, customers, suppliers, engineers and veterans, have the right mix of skills and experiences to effectively oversee the company and position it for long-term success in this dynamic environment.

Over the past year, we continued our robust shareholder engagement program, which remains integral to the Board’s decision-making process. The topics discussed included risk oversight, safety and quality initiatives, culture transformation, management succession, executive compensation, retention, board composition and strategic planning. I continued to participate in a number of these engagements and appreciated the opportunity to hear directly from shareholders. I remain confident in our future and believe that the progress we have made over the last year is just the beginning of our journey to restore Boeing as an industry leader. On behalf of the Board, thank you for your continued investment in Boeing and for the trust you place in the Board and leadership team as we navigate this critical phase and work to create long-term value for our shareholders.

Sincerely,

Steve Mollenkopf

Independent Board Chair

Notice of 2026 Annual Meeting of Shareholders

Time and Date

9:00 a.m. Eastern Time

Friday, April 17, 2026

Place

Virtual meeting at

www.virtualshareholdermeeting.com/BA2026

Record Date

February 17, 2026

How to Vote

See “Frequently Asked Questions” beginning on page 87 for additional information on how to vote

By Internet

Visit www.proxyvote.com

to vote online

By Telephone

Call the telephone number

on your proxy card, voting instruction form or notice

By Mail

Mark, sign, date and
return each proxy card or
voting instruction form

Items of Business

1.   Election of the 12 director nominees named in this proxy statement

2.  Advisory vote on named executive officer compensation

3.  Ratification of the appointment of Deloitte & Touche LLP as Boeing’s independent auditor for 2026

4.  Vote on the two shareholder proposals contained in this proxy statement, if properly presented

Shareholders will also transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Your vote is important to us. We urge you to vote as soon as possible, even if you own only a few shares.

This proxy statement is issued in connection with the solicitation of proxies by the Board of Directors of The Boeing Company for use at the 2026 Annual Meeting of Shareholders and at any adjournment or postponement thereof. On or about March 6, 2026, we will begin distributing print or electronic materials regarding the annual meeting to each shareholder entitled to vote at the meeting. Shares represented by a properly executed proxy will be voted in accordance with instructions provided by the shareholder.

By order of the Board of Directors,

John C. Demers

Corporate Secretary, Vice President

& Assistant General Counsel

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 17, 2026: this Proxy Statement and the 2025 Annual Report are available at www.proxyvote.com.

Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

PROXY SUMMARY

Voting Recommendations of the Board

Item		Recommendation	Page

1.	Elect 12 directors	FOR	5

2.	Approve, on an advisory basis, named executive officer compensation	FOR	44

3.	Ratify the appointment of Deloitte & Touche LLP as independent auditor for 2026	FOR	77

4.	Shareholder proposal — Board committee on disability access	AGAINST	81

5.	Shareholder proposal — Action by written consent	AGAINST	83

Director Nominees

Our Board evaluates director candidates on an ongoing basis to maintain a proper balance and diversity of experience, tenure and perspectives. This commitment to ongoing improvement positions our Board to uphold our Values and Behaviors as well as advance our evolving business needs and strategic priorities. Illustrative of our commitment, Bradley D. Tilden joined our Board in December 2025 as our 10th new independent director since 2019. All nominees are incumbent directors.

Name	Director Since	Independent	Professional Background	Engineering Degree	Board Committees

Robert A. Bradway	2016	✓	Chairman & CEO, Amgen		Comp., GPP

Mortimer “Tim” J. Buckley	2025	✓	Former Chairman & CEO, Vanguard		Finance, GPP

Lynne M. Doughtie	2021	✓	Former U.S. Chairman & CEO, KPMG		Audit, Comp.

David L. Gitlin	2022	✓	Chairman & CEO, Carrier Global		ASC, Audit

Lynn J. Good	2015	✓	Former Chair & CEO, Duke Energy		Audit, Comp.

Stayce D. Harris	2021	✓	Retired United Airlines Pilot; Retired Lt. Gen. and Former Inspector General, U.S. Air Force	✓	ASC, GPP, SP

Akhil Johri	2020	✓	Former EVP & CFO, United Technologies		Audit, Finance

David L. Joyce	2021	✓	Former President & CEO, GE Aviation; Former Vice Chair, General Electric	✓	ASC, GPP, SP

Steven M. Mollenkopf*	2020	✓	Former CEO, Qualcomm	✓	Comp., GPP, SP

Robert Kelly Ortberg	2024		President & CEO, Boeing	✓	—

John M. Richardson	2019	✓	31st Chief of Naval Operations; Former Director of Naval Nuclear Propulsion Program, U.S. Navy	✓	ASC, Finance, SP

Bradley D. Tilden	2025	✓	Former Chairman, President & CEO, Alaska Air Group		ASC, Finance

* Independent Board Chair      ASC = Aerospace Safety Committee      Comp. = Compensation Committee      GPP = Governance & Public Policy Committee      SP = Special Programs Committee

Highlights of the composition of our director nominees:

6 of 12	10 of 12	6 of 12	8 of 12	12 of 12	11 of 12	12 of 12	9 of 12
In-Depth Aerospace Expertise	Engineering/ Technology Leadership	Complex Manufacturing Expertise	Safety Expertise	Risk Management	Highly Regulated Industry Experience	Human Capital Management	International Leadership and Global Relationships

2026 Proxy Statement	1

PROXY SUMMARY

Governance Highlights

Board Structure and Independence

✓  Independent Board Chair required by By-Laws and Corporate Governance Principles

✓  Average director nominee tenure of approximately five years

✓  Highly experienced group of Board nominees with 83% of the director nominees joining the Board after the 2019 annual meeting

✓  11 of 12 director nominees, and all committee members, are independent

✓  Executive sessions of independent directors held after every regular Board meeting

Board Oversight

✓  Robust succession planning process for senior leadership positions, including in-depth meetings between individual directors and senior executives other than the CEO

✓  Extensive Board oversight of key strategic, financial, operational and compliance risks, with a strong focus on risks related to safety and quality, development programs, succession planning, human capital, cybersecurity (including artificial intelligence) and sustainability

✓  Broad experience across aerospace, safety and quality, engineering, complex manufacturing, digital technologies and cybersecurity, risk oversight, audit, supply chain management, sustainability and finance

✓  Regular visits to Boeing production sites by each director

Corporate Governance Practices

✓  Ongoing shareholder engagement, including director participation throughout the year by the independent Board Chair, Aerospace Safety Committee Chair and/or Compensation Committee Chair, with actions taken in response to such feedback

✓  Comprehensive annual evaluations of the Board, each of the committees, and individual directors, led by the independent Board Chair and Governance & Public Policy Committee Chair

✓  Robust Board refreshment process focused on a variety of expertise, tenure and perspectives relevant to the company’s evolving priorities and risks

✓  Limits on director service on outside boards

✓  Average aggregate meeting attendance exceeded 96% in 2025

✓  Directors retainer stock units are not distributed as shares of Boeing common stock until after termination of Board service

✓  Mandatory director retirement policy

✓  Board and committees may hire outside advisors independently of management

✓  Detailed disclosures in comprehensive Global Sustainability Report, on matters relating to safety and quality, people and culture, and sustainability and resilience

✓  Transparent updates via our Safety & Quality website, featuring meaningful examples with real business impact that demonstrate how we are investing in workforce training, simplifying plans and processes and eliminating defects, all with the goal of elevating our safety and quality culture

✓  Comprehensive Advocacy Report highlighting advocacy priorities, lobbying efforts, global advocacy, trade association contributions of $25,000 or more, The Boeing Political Action Committee contributions and oversight

✓  Codes of conduct for all employees and directors

✓  Code of Basic Working Conditions and Human Rights

Shareholder Rights

✓  Shareholder right to call special meetings (25% or more of Boeing’s shares)

✓  Annual elections of directors

✓  Proxy access right for shareholders seeking to nominate directors

✓  Multiple means for shareholders to communicate directly with the independent Board Chair, the nonemployee directors as a group, or the Audit Committee

✓  Majority voting for all directors in an uncontested election and resignation policy for any director who fails to receive a majority vote

✓  No supermajority voting requirements

✓  No poison pill and any future poison pill must be submitted to shareholders for approval

2	2026 Proxy Statement

PROXY SUMMARY

Executive Compensation Highlights

For detailed information about our executive compensation program, see “Compensation Discussion and Analysis” beginning on page 47. Highlights of our executive compensation program include:

•

A significant portion of executive officer pay is performance-contingent, variable and directly linked to individual and company performance, including operational and financial performance that drives long-term shareholder value—approximately 93% of target CEO pay, and approximately 87% of target named executive officer, or NEO, average pay in 2025 was variable;

•

Pay is heavily weighted toward long-term stock-based components reflecting the length of our business cycle, driving focus on strategic long-term priorities, long-term stock ownership, and alignment between interests of management and shareholders;

•

Continued focus on safety as a component in determining annual incentive payouts for executive officers, including consultation between the Aerospace Safety and Compensation Committees on identifying appropriate safety-related metrics and goals for incentive program design and evaluating individual executive performance with respect to safety;

•	Robust and proactive shareholder engagement to solicit feedback on executive compensation program and design;

•

Clawback policy permits the recoupment of incentive pay from executive officers in the event of instances of misconduct or certain types of negligent conduct, in addition to and even absent a restatement of financial results, including where such conduct has compromised the safety of our products or services;

•	Prohibition against pledging or hedging Boeing securities by directors or executive officers;

•	Rigorous stock holding and ownership requirements for executives starting at the vice president level, including each executive officer;

•	No change in control arrangements or accelerated vesting of equity awards in connection with a change in control; and

•	No employment agreements, except where required by non-U.S. law.

Principal Components of NEO 2025 Total Target Compensation

2026 Proxy Statement	3

PROXY SUMMARY

Spotlight on Culture Transformation

1 Leadership-led culture reset

•

Launched a companywide effort to strengthen how we work, guided by feedback from employees, customers and stakeholders

•

Formed a culture working group (40 employees across businesses, functions and geographies) to partner with our President & CEO to redefine Boeing’s cultural aspirations

2 Listening at scale

•

Conducted more than 100 focus groups and a confidential all-employee culture survey to establish a baseline

•

Followed up with another confidential all-employee culture survey nine months later to measure progress and inform ongoing actions to improve our culture

•

Established an annual cadence for culture surveys going forward

3 Clear expectations	• Rolled out new Values and Behaviors to reinforce consistent expectations companywide
4 Embedding culture in performance and development

•

Adopted a single enterprise-wide incentive structure—the One Company Score—to govern annual incentive payouts not only for our executive leadership team, but also for over 100,000 of our colleagues around the world

•

Launched a new Performance & Development process to increase clarity, feedback, and accountability, reinforcing both what employees accomplish (goals) and how they do their work (Values and Behaviors)

•

Required managers to review survey results with their teams, identify and address action items for improvement, and reinforce the new Values and Behaviors

5 Strengthening leadership development

•

Implemented an updated leadership development program to equip first-line managers with foundational leadership and people-management skills

•

Launched a program for the Executive Council and all vice presidents to strengthen senior leadership effectiveness through assessment, individualized growth plans, ongoing development check-ins and immersive executive education

For more information on our cultural transformation and human capital management, see page 31 and www.boeing.com/company/people-and-culture.

4	2026 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

PROPOSAL SUMMARY

Shareholders are being asked to elect the 12 director nominees under “Director Nominees” beginning on page 6. Each nominee has consented to his or her nomination and, if elected, will serve until the 2027 Annual Meeting of Shareholders.

The Board recommends that you vote FOR each of the 12 director nominees.

Director Qualification Criteria

The Governance & Public Policy, or GPP, Committee is responsible for identifying and assessing potential director candidates and recommending nominees for the Board’s approval. The GPP Committee assesses the qualifications of incumbent directors and other candidates for nomination on an ongoing basis, including with respect to the following key factors:

•

Experience. The GPP Committee considers each candidate’s experience and leadership record in areas that include aerospace, engineering, manufacturing, safety and quality, risk management, digital technologies and cybersecurity, human capital management, government and public policy, international business and affairs, military and defense, operations, finance, environmental risks and sustainability. The Board seeks broad variety of experience, skills, tenure and perspectives among its members.

•

Industry Expertise. The GPP Committee ensures that a number of directors possess knowledge, experience and/or expertise with aviation/aerospace, engineering and/or product safety oversight. These areas of industry expertise of our directors enhance the Board’s ability to assess company performance and provide strategic guidance with respect to each of our principal businesses.

•

Safety. The Board is committed to safety as a core value of the company—both with respect to our aerospace products and services and our employees in the workplace. One manifestation of this commitment is the inclusion on the Board of members with a wide range of experience in areas where safety is paramount.

•

Time Commitment/Other Board Service. Directors are expected to ensure that other commitments, including outside board memberships, do not interfere with their responsibilities as Boeing directors. Consequently, directors may not serve on more than three public company boards in addition to Boeing (one, if the director is a public company CEO). The GPP Committee reviews directors’ outside commitments annually to ensure that all directors are able to devote sufficient time to Boeing. If a director, solely through service on for-profit boards previously approved by the GPP Committee, exceeds the public company limits set forth above, such director shall commit to reduce the number of such directorships in order to fall within such limits within 12 months. All directors are currently in compliance.

•

Independence. In addition to any regulatory limitations with respect to independence, the GPP Committee evaluates each nominee with respect to Boeing’s publicly disclosed Director Independence Standards, the New York Stock Exchange (NYSE) director independence standards and any potential conflicts of interest, including from other positions the director holds or has held.

•

Reputation. As set forth in our Corporate Governance Principles, our directors are expected to have a reputation for personal and professional integrity, honesty and adherence to the highest ethical standards.

•

Length of Service. The Board believes that regular refreshment of the Board is critical for us to gain fresh perspectives and maintain our position as a global aerospace leader. At the same time, with decades-long product cycles and lengthy development periods, we also benefit from directors with extensive Boeing experience. As a result, the GPP Committee’s objective is to maintain a balance among directors of short, medium and longer tenures.

•

Regulatory Compliance. All director nominees must satisfy NYSE and Securities and Exchange Commission, or SEC, requirements for Board service, including those with respect to any committee on which such director would be asked to serve.

•

Ongoing Contributions to the Board. When evaluating the candidacy of an incumbent director, the Board also considers the director’s ongoing contributions to the Board, including attendance and participation at meetings and ongoing relevance of their skills and experience, as well as the results of both formal and informal evaluations provided by fellow directors.

2026 Proxy Statement	5

ELECTION OF DIRECTORS (ITEM 1)

Board Refreshment

The Board is committed to adding new members with complementary skill sets and fresh perspectives. As part of the Board’s deliberate and strategic refreshment efforts, 10 of our 12 director nominees joined the Board since the 2019 annual meeting. All of our directors have senior leadership experience at large organizations, risk management and human capital management experience and many of our directors also have significant public company experience, having served as CEOs, CFOs and on other boards. They collectively bring significant experience in aerospace, safety and quality, engineering, complex manufacturing, digital technologies and cybersecurity, risk oversight, audit, supply chain management, sustainability and finance, as well as the perspectives of pilots, customers, suppliers, engineers and veterans. Each of the nominees, other than Mr. Tilden, who joined the Board in December 2025, has been previously elected by our shareholders. Mr. Tilden was recommended to the GPP Committee by an independent director. The GPP Committee continuously seeks highly qualified director candidates to bring additional depth to help the Board in its oversight of the company’s evolving risks, business needs and strategic imperatives.

Director Nominees

Key Skills and Qualifications

In-Depth Aerospace Expertise Substantial knowledge of aerospace enables enhanced oversight of product development and sharpens our focus on safety and quality				✓		✓	✓	✓		✓		✓	6

Engineering/Technology Leadership Experience in engineering or in leading teams working on cutting-edge technologies facilitates sharpened oversight of the design, quality, development and testing of complex aerospace products, services and systems	✓	✓		✓	✓	✓		✓	✓	✓	✓	✓	10

Complex Manufacturing Expertise Understanding of complex manufacturing and supply chains allows directors to critically evaluate our operations and product development, which are key to our focus on execution and operational efficiencies	✓			✓			✓	✓	✓	✓			6

Safety Expertise in establishing and overseeing safety processes and procedures enhances the Board’s ability to oversee the company’s pursuit of operational excellence across all levels of the organization, foster a safety-driven culture, and integrate rigorous safety standards into every aspect of our business, supporting our core value of safety in all that we do	✓			✓	✓	✓		✓		✓	✓	✓	8

Risk Management Experience assessing and managing risks for complex, large organizations enables directors to oversee, identify, manage and mitigate our most significant strategic, operational and compliance risks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	12

Highly Regulated Industry Experience Familiarity with highly regulated industries equips directors to advise on complex interactions with regulators and assess whether our products and services meet the requirements and expectations of various stakeholders	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	11

Cybersecurity/Digital Technology Experience with or oversight of advanced and emerging technologies (including artificial intelligence) and digital innovation, software, information systems and/or cybersecurity supports our business in enhancing internal operations, contributes to the Board’s oversight of cybersecurity, and furthers the company’s digital transformation efforts		✓	✓		✓	✓					✓		5

Human Capital Management Experience overseeing the development and implementation of human capital strategy, leadership development, and culture transformation throughout a large or global workforce helps to structure a successful framework for the attraction, development and retention of high-performing employees with broad range of skills and backgrounds	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	12

6	2026 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

Key Skills and Qualifications

International Leadership and Global Relationships Experience managing global relationships and engaging with international stakeholders provides the Board with perspectives on international economics, politics and culture and supports the Board’s oversight of key risks, opportunities and challenges involving our customer and supply bases across global markets	✓	✓	✓	✓			✓	✓	✓	✓	✓		9

Government/Military/Defense Contracting Experience Experience in large-scale military operations, strategy development, international relations and/or defense contracting enhances oversight of global defense strategy and relations with key customers, and enables constructive insights about significant government policies and regulations, public policy and the impact on the company						✓		✓		✓	✓		4

Environmental Risks/Sustainability Experience in remediation, pollution control and environmental risk management enables board oversight into environmental policies, strategies and customer- and law-driven sustainability efforts	✓			✓	✓					✓		✓	5

Fortune 500 Board Experience Service on other large, public company boards provides directors with similar oversight experience and understanding of board functions, corporate governance best practices, and relations among the Board, CEO and senior management	✓	✓	✓	✓	✓		✓		✓	✓	✓	✓	10

CEO of a Large Company Experience in the chief executive role at large companies enhances the Board’s ability to evaluate and advise our CEO as well as oversee corporate strategy, values and culture	✓	✓	✓	✓	✓				✓	✓		✓	8

Fortune 500 CFO Demonstrated experience with large-scale financial decision-making, including understanding of financial reporting processes, enables sophisticated Board deliberations regarding capital allocation, capital markets, mergers and acquisitions, strategic investments, long-term strategy, regulatory compliance, financial reporting and robust controls	✓				✓		✓					✓	4

Senior Leadership Experience Leadership experience in core corporate management areas facilitates effective oversight of management, sharpens the Board’s succession planning process and oversight of strategic planning to foster long-term growth, and offers a practical understanding of complex organizations like Boeing	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	12

Note: Data reflect 2026 director nominees

2026 Proxy Statement	7

ELECTION OF DIRECTORS (ITEM 1)

Chairman and CEO, Amgen Inc.	Robert A. Bradway Boeing director since: 2016 Committees: • Governance & Public Policy (Chair) • Compensation Independent: Yes Age: 63	Other current public directorships: • Amgen Inc.
Professional highlights: • Chairman and CEO, Amgen Inc. (Chairman 2013-present; CEO 2012-present) • President and COO, Amgen Inc. (2010-2012) • Executive Vice President and CFO, Amgen Inc. (2007-2010)

Mr. Bradway brings to the Board critical skills in the areas of high technology, product development, financial oversight, product safety and risk management. His experience as a senior executive in the biotechnology industry, including as Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of Amgen, provides him with an extensive understanding of the strategic considerations and challenges associated with meeting the requirements of numerous safety and regulatory compliance regimes around the world. At Amgen, Mr. Bradway has also overseen a number of sustainability initiatives. In addition, he previously served as a director of Norfolk Southern Corporation, one of the nation’s largest railroad transportation companies, where virtually every aspect of operations is heavily regulated and subject to strict safety-related oversight.

Key skills and qualifications:

Engineering/Technology Leadership

Complex Manufacturing Expertise

Safety

Risk Management

Highly Regulated Industry Experience

Human Capital Management

International Leadership and Global Relationships

Environmental Risks/Sustainability

Fortune 500 Board Experience

CEO of a Large Company

Fortune 500 CFO

Senior Leadership Experience

8	2026 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

Former Chairman and CEO, The Vanguard Group	Mortimer “Tim” J. Buckley Boeing director since: 2025 Committees: • Finance • Governance & Public Policy Independent: Yes Age: 56	Other current public directorships: • Pfizer, Inc. Prior registered investment company directorships in past five years: • The Vanguard Group

Professional highlights:

•

Chairman and CEO, The Vanguard Group (Chairman 2019-2024; CEO 2018-2024; President 2017-2024)

•

Chief Investment Officer, The Vanguard Group (2013-2017)

•

Head of the Retail Investor Group, The Vanguard Group (2006-2012)

•

Chief Information Officer, The Vanguard Group (2001-2006)

Mr. Buckley brings to the Board 25 years of executive leadership, with extensive expertise in investment management, financial oversight, cybersecurity, digital technology, talent management, corporate governance and capital allocation. As the former Chairman and CEO of Vanguard, one of the world’s largest investment management firms, Mr. Buckley has a deep understanding of the global financial markets, asset management strategies and investor perspectives. He spent a career delivering long-term value to clients and guided Vanguard through changing market dynamics, organizational growth, shifting regulatory environments, and significant technological transformation. At Vanguard, he drove the growth of new business lines in advice and ETFs, globalized investment management, advanced cybersecurity and modernized digital capabilities. Mr. Buckley also previously served on the board of Financial Industry Regulatory Authority and chaired the board of Children’s Hospital of Philadelphia, where a culture of safety and quality is paramount.

Key skills and qualifications:

Engineering/Technology Leadership

Risk Management

Highly Regulated Industry Experience

Cybersecurity/Digital Technology

Human Capital Management

International Leadership and Global Relationships

Fortune 500 Board Experience

CEO of a Large Company

Senior Leadership Experience

2026 Proxy Statement	9

ELECTION OF DIRECTORS (ITEM 1)

Former U.S. Chairman and CEO, KPMG	Lynne M. Doughtie Boeing director since: 2021 Committees: • Audit (Chair) • Compensation Independent: Yes Age: 63	Other current public directorships: • McKesson Corporation • Workday, Inc.
Professional highlights: • U.S. Chairman and CEO, KPMG (2015-2020) • Vice Chair of Advisory Practice, KPMG (2011-2015)

Ms. Doughtie brings to the Board insights and expertise from her extensive experience in the accounting profession and executive experience leading a Big Four public accounting firm. She began her career in KPMG’s audit practice in 1985 and held various national, regional and global leadership roles, including serving as lead partner for several of KPMG’s major clients and as a member of KPMG’s Global Board and Executive Committee. Ms. Doughtie has had significant exposure to issues facing complex, global companies across industries, providing her with deep expertise in risk management, internal controls, information security, culture change and regulatory compliance, which she brings to the Board. Ms. Doughtie also previously served on the boards of Catalyst, Inc. and Chief Executives for Corporate Purpose and has been recognized for her promotion of inclusive and values-based leadership. Ms. Doughtie’s financial expertise, executive leadership experience, risk management and regulatory skills, and experience driving culture change bring significant value to the Board.

Key skills and qualifications:

Risk Management

Highly Regulated Industry Experience

Cybersecurity/Digital Technology

Human Capital Management

International Leadership and Global Relationships

Fortune 500 Board Experience

CEO of a Large Company

Senior Leadership Experience

10	2026 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

Chairman and CEO, Carrier Global Corporation	David L. Gitlin Boeing director since: 2022 Committees: • Aerospace Safety • Audit Independent: Yes Age: 56	Other current public directorships: • Carrier Global Corporation

Professional highlights:

•

Chairman and CEO, Carrier Global Corporation (2021-present)

•

President and CEO, Carrier Global Corporation (2020-2021)

•

President and CEO of Carrier, United Technologies Corporation (2019-2020)

•

President and COO of Collins Aerospace Systems, United Technologies Corporation (2018-2019)

•

President of UTC Aerospace Systems, United Technologies Corporation (2015-2018)

Mr. Gitlin brings to the Board extensive senior-level experience in the aerospace industry as well as in manufacturing, safety and sustainable innovation. As Chairman and CEO of Carrier, Mr. Gitlin oversees a world leader in heating, air conditioning and refrigeration solutions, which is committed to cost-effective climate mitigation strategies in both its products and operations. Prior to joining Carrier, Mr. Gitlin was President and COO of Collins Aerospace and President of UTC Aerospace Systems. These roles, as well as prior leadership roles at Hamilton Sundstrand, provided Mr. Gitlin with extensive expertise in aerospace safety (including the development and manufacture of aircraft engines and power systems), manufacturing and operational excellence. As a result, he brings to our Board unique perspectives on aerospace safety, aerospace supplier management and manufacturing in a highly regulated environment.

Key skills and qualifications:

In-Depth Aerospace Expertise

Engineering/Technology Leadership

Complex Manufacturing Expertise

Safety

Risk Management

Highly Regulated Industry Experience

Human Capital Management

International Leadership and Global Relationships

Environmental Risks/Sustainability

Fortune 500 Board Experience

CEO of a Large Company

Senior Leadership Experience

2026 Proxy Statement	11

ELECTION OF DIRECTORS (ITEM 1)

Former Chair and CEO, Duke Energy Corporation	Lynn J. Good Boeing director since: 2015 Committees: • Compensation (Chair) • Audit Independent: Yes Age: 66	Other current public directorships: • Morgan Stanley Prior public directorships in past five years: • Duke Energy Corporation

Professional highlights:

•

Chair and CEO, Duke Energy Corporation (Chair 2016-2025; CEO 2013-2025)

•

President, Duke Energy Corporation (2013-2024)

•

Vice Chair, Duke Energy Corporation (2013-2016)

•

Executive Vice President and CFO, Duke Energy Corporation (2009-2013)

Ms. Good brings to the Board substantial experience in executive leadership, safety, corporate governance, financial management and accounting, as well as operational expertise in cybersecurity in a highly regulated, capital-intensive industry. Ms. Good’s record as Chief Executive Officer and Chair of Duke Energy, one of the nation’s largest grid and generation operators, enables her to advise management on a wide range of strategic, financial, sustainability, cybersecurity and governance matters, including the challenges associated with safety performance, large-scale capital projects, transformative technologies and crisis management. Ms. Good also has extensive financial management, capital markets, merger and restructuring, and accounting expertise, gained through her prior service as Chief Financial Officer and Treasurer of Duke Energy and nearly 30 years as a Certified Public Accountant, including 11 years as an audit partner at Arthur Andersen LLP and Deloitte & Touche LLP. Ms. Good also served as past-chair of the Institute of Nuclear Power Operations, a not-for-profit organization responsible for promoting the highest levels of safety and reliability in nuclear plant operations. Ms. Good earned Bachelor of Science degrees in systems analysis and accounting from Miami University. As a result of her cybersecurity experience and in connection with her Audit Committee responsibilities, Ms. Good is the Board’s point person in engaging regularly with management on cyber-related topics.

Key skills and qualifications:

Engineering/Technology Leadership

Safety

Risk Management

Highly Regulated Industry Experience

Cybersecurity/Digital Technology

Human Capital Management

Environmental Risks/Sustainability

Fortune 500 Board Experience

CEO of a Large Company

Fortune 500 CFO

Senior Leadership Experience

12	2026 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

Retired United Airlines Pilot; Retired Lt. General and Former Inspector General, U.S. Air Force	Stayce D. Harris Boeing director since: 2021 Committees: • Aerospace Safety • Governance & Public Policy • Special Programs Independent: Yes Age: 66

Other current registered investment company directorships:

•

BlackRock Fixed-Income Complex (consists of 61 registered investment companies)

Prior public directorships in past five years:

•

KULR Technology Group, Inc.

Professional highlights:

•

Inspector General, U.S. Air Force (2017-2019)

•

Assistant Vice Chief of Staff and Director Air Staff, U.S. Air Force (2016-2017)

•

Commander, 22nd Air Force (2014-2016)

•

747 Pilot, United Airlines (1990-2020 with military leave of absence 2014-2019)

•

Senior Strategist/Air Force Reserve Advisor to Commander, Air Mobility Command and 18th Air Force (2012-2014)

•

Senior Strategist/Air Force Reserve Advisor to Commander, U.S. Africa Command on Reserve Matters (2010-2012)

Lieutenant General Harris brings to the Board extensive aerospace and aviation experience. General Harris is an experienced Boeing 747 pilot, with over 10,000 flight hours safely transporting passengers and cargo worldwide in the Boeing 747, 757, 767 and 777 aircraft for United Airlines before her retirement in 2020. Her extensive experience as a pilot, together with her deep knowledge of safety protocols and flight procedures, adds to the Board’s expertise in aviation safety and provides hands-on familiarity with pilots’ and crew interaction with complex aerospace systems, including Boeing aircraft. Before retiring from the Air Force in 2019, she was a United States Air Force Reserve Lieutenant General, serving in several senior roles, including most recently as Inspector General of the Air Force and, before that, the Assistant Vice Chief of Staff of the Air Force. Her military and aviation expertise, extensive leadership experience and demonstrated record of leading teams with honor and integrity as paramount values all bring significant value to the Board. General Harris also has an extensive background in cybersecurity, including a certificate in cybersecurity oversight from Carnegie Mellon University. General Harris earned a Bachelor of Science degree in industrial and systems engineering from the University of Southern California and a Master of Aviation Management degree from Embry-Riddle Aeronautical University.

Key skills and qualifications:

In-Depth Aerospace Expertise

Engineering/Technology Leadership

Safety

Risk Management

Highly Regulated Industry Experience

Cybersecurity/Digital Technology

Human Capital Management

Government/Military/Defense Contracting Experience

Senior Leadership Experience

2026 Proxy Statement	13

ELECTION OF DIRECTORS (ITEM 1)

Former Executive Vice President and CFO, United Technologies Corporation	Akhil Johri Boeing director since: 2020 Committees: • Finance (Chair) • Audit Independent: Yes Age: 64	Other current public directorships: • Cardinal Health Inc.

Professional highlights:

•

Operating Advisor, Clayton, Dubilier & Rice (2021-present)

•

Special Advisor to the Chairman and CEO, United Technologies Corporation (2019-2020)

•

Executive Vice President and CFO, United Technologies Corporation (2015-2019)

•

CFO, Pall Corporation (2013-2014)

•

Vice President, Finance and CFO, UTC Propulsion and Aerospace Systems, United Technologies Corporation (2011-2013)

•

Vice President, Financial Planning and Investor Relations, United Technologies Corporation (2009-2011)

Mr. Johri brings to the Board extensive aerospace industry expertise from his more than 30 years at United Technologies, as well as critical skills in areas of financial reporting, internal controls and risk management developed while serving as Chief Financial Officer at multiple Fortune 500 companies. These skills enable Mr. Johri to provide critical insights to the Board in areas as diverse as financial strategy, strategic operations, the dynamics of managing a complex, global supply chain, articulating corporate strategy to investors and other stakeholders and mitigating risks associated with the development of new products and services at a large industrial manufacturer. Mr. Johri also brings to the Board unique insights relating to his senior leadership experience at United Technologies, a major supplier to aerospace companies like Boeing. In addition, as an independent director and audit committee member at Cardinal Health, Mr. Johri brings to the Board experience in risk oversight and corporate governance of a large company in a highly regulated industry. Mr. Johri is a graduate of the Indian Institute of Management, Ahmedabad, and is a Chartered Accountant.

Key skills and qualifications:

In-Depth Aerospace Expertise

Complex Manufacturing Expertise

Risk Management

Highly Regulated Industry Experience

Human Capital Management

International Leadership and Global Relationships

Fortune 500 Board Experience

Fortune 500 CFO

Senior Leadership Experience

14	2026 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

Former President and CEO, GE Aviation; Former Vice Chair, General Electric Company	David L. Joyce Boeing director since: 2021 Committees: • Aerospace Safety (Chair) • Governance & Public Policy • Special Programs Independent: Yes Age: 69	Other current public directorships: • None

Professional highlights:

•

Senior Advisor, AE Industrial Partners, LP (2023-present)

•

Chairman, AE Industrial Partners HorizonX (2023-present)

•

Non-Executive Chair, GE Aviation (2020)

•

President and CEO, GE Aviation (2008-2020)

•

Vice Chair, General Electric Company (2016-2020)

Mr. Joyce brings to the Board vast aerospace, engineering and manufacturing expertise, as well as a demonstrated track record of safety leadership and operational excellence. He developed his in-depth knowledge of the challenges and opportunities facing the aerospace industry at General Electric. Mr. Joyce has 40 years of experience at GE Aviation including 12 years of service as President and CEO and four years as Vice Chair of GE. He began his GE career as a product engineer, spending more than a decade designing and building engines for both military and commercial customers. Mr. Joyce is recognized for his proficiency in product development, product management and product support founded on an industry-leading safety management system and ever more efficient products. As Senior Advisor at AE Industrial Partners, LP and Chairman, AE Industrial Partners HorizonX, Mr. Joyce brings insights into the growing and evolving markets for investments in national security, aerospace and industrial services. Mr. Joyce is a member of the National Academy of Engineering and earned both bachelor of science and master’s degrees in mechanical engineering from Michigan State University and a master’s degree in business finance from Xavier University. In light of Mr. Joyce’s record of achievement in these disciplines, the Board has appointed him as the Aerospace Safety Committee Chair.

Key skills and qualifications:

In-Depth Aerospace Expertise

Engineering/Technology Leadership

Complex Manufacturing Expertise

Safety

Risk Management

Highly Regulated Industry Experience

Human Capital Management

International Leadership and Global Relationships

Government/Military/Defense Contracting Experience

Senior Leadership Experience

2026 Proxy Statement	15

ELECTION OF DIRECTORS (ITEM 1)

Former CEO, Qualcomm Incorporated

Steven M. Mollenkopf

Independent Board Chair

Boeing director since: 2020;

Independent Board Chair (2024-present)

Committees:

•

Compensation

•

Governance & Public Policy

•

Special Programs

Independent: Yes

Age: 57

Other current public directorships: • Dell Technologies Inc. Prior public directorships in past five years: • Qualcomm Incorporated

Professional highlights:

•

Special Advisor, Consello Group (2022-present)

•

Special Advisor, Qualcomm Incorporated (2021-2022)

•

CEO, Qualcomm Incorporated (2014-2021)

•

CEO-elect and President, Qualcomm Incorporated (2013-2014)

•

President and COO, Qualcomm Incorporated (2011-2013)

Mr. Mollenkopf brings to the Board critical insights in engineering leadership, risk management, complex global operations and human capital management from his more than 25 years of service at Qualcomm, an engineering-driven, high-technology manufacturing company and a global leader in the development and commercialization of foundational technologies for the wireless industry. During his tenure as CEO of Qualcomm, he led the company through significant change and unprecedented challenges. Mr. Mollenkopf possesses expertise and direct leadership experience in precision engineering, project management, manufacturing, quality control and designing testing regimes for complex systems. He also brings corporate governance expertise and perspectives on a wide array of strategic and business matters from his service on the board of Dell, a global technology company focused on providing broad and innovative technology solutions for the data and artificial intelligence era. Mr. Mollenkopf is a published IEEE (Institute of Electrical and Electronics Engineers) author and an inventor on 38 patents. He holds a bachelor’s degree in electrical engineering from Virginia Tech and a master’s degree in electrical engineering from the University of Michigan. As a result of his complex manufacturing expertise, his engineering background and his record of independent leadership at Boeing, the Board elected Mr. Mollenkopf to serve as independent Board Chair.

Key skills and qualifications:

Engineering/Technology Leadership

Complex Manufacturing Expertise

Risk Management

Human Capital Management

International Leadership and Global Relationships

Fortune 500 Board Experience

CEO of a Large Company

Senior Leadership Experience

16	2026 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

President and CEO, The Boeing Company	Robert Kelly Ortberg Boeing director since: 2024 Committees: None Independent: No Age: 65	Other current public directorships: • Aptiv PLC Prior public directorships in past five years: • RTX Corporation

Professional highlights:

•

President and CEO, The Boeing Company (2024-present)

•

Special Advisor to the Office of the CEO, RTX Corporation (2020-2021)

•

CEO, Collins Aerospace (2018-2020)

•

Chairman, President and CEO, Rockwell Collins, Inc. (Chairman, President and CEO 2015-2018; President and CEO 2013-2015; President 2012-2013)

•

EVP, COO of Government Systems, Rockwell Collins, Inc. (2010-2012)

•

EVP, COO of Commercial Systems, Rockwell Collins, Inc. (2006-2010)

Mr. Ortberg brings to the Board more than 35 years of aerospace and defense industry experience with deep expertise in operational and technology leadership, manufacturing, engineering, strategy, innovation and global management. His extensive background as a senior executive includes his role as Chairman, President and Chief Executive Officer of Rockwell Collins, a leading provider of avionics and communications systems, where he was instrumental in driving the company’s growth and technological innovation, including the expansion of its product lines and global market presence. Mr. Ortberg also played a crucial role in overseeing Rockwell Collins’ advancement in high-technology product development and operational excellence, which involved navigating complex regulatory and safety requirements. Mr. Ortberg’s leadership—with a focus on customer value, workforce development and a safety-driven culture—was pivotal during a transformative period for Rockwell Collins, including its successful integration into United Technologies Corporation and the formation of Collins Aerospace, where he also served as Chief Executive Officer. Following his retirement from Collins Aerospace, he served as a Special Advisor to the office of the Chief Executive Officer for RTX Corporation (formerly Raytheon Technologies Corporation), an aerospace and defense company that provides advanced systems and services for commercial, military and government customers worldwide, where he provided valuable insights on a wide range of strategic and business matters. His significant expertise in aerospace technology, coupled with his experience in managing and integrating sophisticated technological systems and driving innovation in a highly regulated industry, equips him to contribute effectively to the Board’s strategy and oversight. Mr. Ortberg earned a bachelor’s degree in mechanical engineering from the University of Iowa.

Key skills and qualifications:

In-Depth Aerospace Expertise

Engineering/Technology Leadership

Complex Manufacturing Expertise

Safety

Risk Management

Highly Regulated Industry Experience

Human Capital Management

International Leadership and Global Relationships

Government/Military/Defense Contracting Experience

Environmental Risks/Sustainability

Fortune 500 Board Experience

CEO of a Large Company

Senior Leadership Experience

2026 Proxy Statement	17

ELECTION OF DIRECTORS (ITEM 1)

31st Chief of Naval Operations; Former Director of the Naval Nuclear Propulsion Program, U.S. Navy	John M. Richardson Boeing director since: 2019 Committees: • Special Programs (Chair) • Aerospace Safety • Finance Independent: Yes Age: 65	Other current public directorships: • BWX Technologies, Inc. • Constellation Energy Corporation Prior public directorships in past five years: • The Exelon Corporation
Professional highlights: • 31st Chief of Naval Operations, U.S. Navy (2015-2019) • Director of the Naval Nuclear Propulsion Program, U.S. Navy (2012-2015)

Admiral Richardson brings to the Board deep expertise in safety, regulation, cybersecurity and oversight of complex, high-risk systems, as well as extensive crisis management and national security experience. During his 37 years of service in the U.S. Navy, Admiral Richardson served as the Director of the Naval Nuclear Propulsion Program, a joint activity of the Navy and Department of Energy, serving the Navy and as Deputy Administrator in the National Nuclear Security Administration. In this capacity, he exercised all responsibilities, including applicable regulatory compliance over related facilities, radiological controls, environmental safety and health matters, oversight of cybersecurity issues, as well as selection, training and assignment of personnel supporting over 100 nuclear power plants operating on nuclear-powered warships around the world. Admiral Richardson brings extensive experience managing global operations. As Chief of Naval Operations, he was responsible for the management of 600,000 sailors and civilians, 290 warships and over 2,000 aircraft worldwide. He commanded the submarine USS Honolulu and served as naval aide to the President of the United States. As a result of his safety and operational knowledge, the Board elected Admiral Richardson to the Aerospace Safety Committee, as well as the Special Programs Committee Chair. At Constellation Energy Corporation, Admiral Richardson is a member of the Risk Committee as well as the Nuclear Oversight Committee, where he has oversight over a number of sustainability issues related to the company’s nuclear facilities and operations. He earned a Bachelor of Science degree in physics from the U.S. Naval Academy, a master’s degree in electrical engineering from the Massachusetts Institute of Technology and Woods Hole Oceanographic Institution and a master’s degree in national security strategy from the National War College. Admiral Richardson is a member of the National Academy of Engineering.

Key skills and qualifications:

Engineering/Technology Leadership

Safety

Risk Management

Highly Regulated Industry Experience

Cybersecurity/Digital Technology

Human Capital Management

International Leadership and Global Relationships

Government/Military/Defense Contracting Experience

Fortune 500 Board Experience

Senior Leadership Experience

18	2026 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

Former Chairman, President and CEO, Alaska Air Group, Inc.	Bradley D. Tilden Boeing director since: 2025 Committees: • Aerospace Safety • Finance Independent: Yes Age: 65	Other current public directorships: • Matson, Inc. Prior public directorships in past five years: • Alaska Air Group, Inc. • Nordstrom, Inc.

Professional highlights:

•

Executive Chairman, Alaska Air Group, Inc. (2021-2022)

•

Chairman, President and CEO, Alaska Air Group, Inc. (2014-2021)

•

President and CEO, Alaska Air Group, Inc. (2012-2014)

•

President, Alaska Airlines, Inc. (2008-2012)

•

Executive Vice President and Chief Financial Officer, Alaska Airlines, Inc. (2002-2008)

•

Chief Financial Officer, Alaska Airlines, Inc. (2000-2002)

•

Vice President, Finance and Controller, Alaska Airlines, Inc. (1994-2000)

Mr. Tilden brings to the Board extensive airline and aerospace industry experience developed during his more than 30 years of service in key leadership positions at Alaska Airlines, including as former Chairman, President and CEO. As CEO, Mr. Tilden led a highly regulated airline, leading its commitments to safety, customer service, industry-leading operations and profitable growth. He possesses a deep understanding of airline customer requirements (including with respect to environmental performance), operational and supply chain management, safety and regulatory compliance regimes, human capital management and strategic planning. While leading Alaska Airlines, Mr. Tilden fostered a culture of integrity and operational excellence amongst Alaska Airlines’ more than 23,000 employees, a significant portion of whom were covered by collective bargaining agreements. In addition, he has extensive finance and accounting knowledge, including from his experience serving as Chief Financial Officer and as Vice President, Finance and Controller at Alaska Airlines. Mr. Tilden is an aviation enthusiast who flies regularly and holds an Airline Transport Pilot (ATP) license. Mr. Tilden has deep ties to Seattle and the Pacific Northwest, where he has lived for more than three decades.

Key skills and qualifications:

In-Depth Aerospace Expertise

Engineering/Technology Leadership

Safety

Risk Management

Highly Regulated Industry Experience

Human Capital Management

Environmental Risks/Sustainability

Fortune 500 Board Experience

CEO of a Large Company

Fortune 500 CFO

Senior Leadership Experience

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE 12 NOMINEES.

2026 Proxy Statement	19

CORPORATE GOVERNANCE

Our Board has adopted a set of Corporate Governance Principles to assist the Board in the exercise of its responsibilities and, along with Boeing’s Certificate of Incorporation, By-Laws and charters of the committees of the Board, provide an effective framework for Boeing’s governance. The Corporate Governance Principles cover topics such as board composition, responsibilities and operations, and are subject to review and modification by the Board from time to time in its discretion and in accordance with relevant regulatory and listing requirements. Additionally, the Board has adopted a Code of Ethical Business Conduct for Directors to focus the Board and each director on areas of ethical risk, provide guidance to help them continue to effectively recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster and sustain a culture of honesty and accountability. We also have a separate code of conduct that applies to all employees. Our corporate governance materials, including our Corporate Governance Principles, the charters of each of the Board’s standing committees, our Director Independence Standards, and our codes of conduct for directors and employees, are available at www.boeing.com/company/general-info/corporate-governance. The GPP Committee reviews our governance practices and policies on an ongoing basis and, when appropriate, proposes modifications to the Board. Meanwhile, we continue to engage with shareholders, customers, suppliers and other stakeholders to ensure that our governance practices evolve with our business and the future of aerospace.

Leadership Structure

Our By-Laws and Corporate Governance Principles require that the Board Chair be independent. Under this leadership structure, the independent members of the Board, based on the recommendation of the GPP Committee, elect a Chair on an annual basis from among the independent directors. The Board believes that this leadership structure allows our CEO to focus on executing our strategic imperatives, enhancing our operational stability, sharpening our focus on our Values and Behaviors, and increasing transparency with our stakeholders. Meanwhile, our independent Board Chair can focus on leading the Board to foster strong oversight of management and to position directors to discharge their duties appropriately. Our independent Board Chair also engages regularly with shareholders, providing shareholders with additional insight into the priorities of our directors while also deepening our Board’s understanding of shareholder priorities.

Director Independence

Board Independence

Our Corporate Governance Principles require that at least 75% of the Board satisfy the NYSE criteria for independence. For a director to be considered independent, the Board must determine, after consideration of all relevant facts and circumstances, that such director has no material relationship with Boeing other than as a director, either directly or as a partner, shareholder or executive officer of another entity that has a relationship with Boeing. In addition, the Board has adopted Director Independence Standards to assist the Board in its assessment of director independence, which are available at our website at www.boeing.com/company/general-info/corporate-governance. These standards are designed to supplement the requirements of the NYSE listing standards. If a director or nominee has a relationship with Boeing that is not addressed in the Director Independence Standards, the members of the Board who have already been determined to be independent consider all relevant facts and circumstances and determine whether the relationship is material.

The Board has reviewed all direct and indirect relationships between Boeing, each director nominee, and each director who served during 2025, and has determined that all such persons, other than Mr. Ortberg, are independent. Accordingly, 92% of our director nominees are independent.

Committee Independence

Our Corporate Governance Principles require that all members of the Aerospace Safety, Audit, Compensation and GPP Committees be independent, in accordance with the Director Independence Standards and pursuant to applicable NYSE listing standards and applicable heightened independence requirements of the SEC. The Board has determined that all members of these committees satisfy all applicable independence requirements.

20	2026 Proxy Statement

CORPORATE GOVERNANCE

Shareholder Engagement

We have long believed that the delivery of sustainable, long-term value requires regular dialogue with, and accountability to, our shareholders. To help management and the Board understand the issues that matter most to our shareholders, we conduct proactive shareholder engagement throughout the year. Our core team for governance engagements includes senior members of our Corporate Secretary’s office, investor relations team and sustainability team, and in some cases includes our independent Board Chair or other directors. Our Board has a consistent record of discussing and acting upon shareholder feedback. Recent Board discussions have addressed shareholder feedback on a variety of topics, including cultural transformation, management succession planning, executive compensation, Board composition and risk oversight, often resulting in changes to our policies and practices as well as guiding the focus of future discussions in the boardroom.

Year-Round Shareholder Outreach and Engagement

Fall Engagement	Proxy Statement

Solicit and receive feedback from shareholders on governance practices and trends, Board composition and refreshment, safety and quality, executive compensation, risk oversight, human capital management, culture and other shareholder priorities; share updates with shareholders

Review shareholder feedback and revise governance practices, executive compensation program, human capital management practices or other programs and policies, as appropriate, and discuss changes and enhance disclosures with information gathered from shareholders in our proxy statement

Annual Meeting	Spring Engagement

Receive and publish voting results from the annual meeting, which help determine focus areas for our fall shareholder engagements; CEO and Board available to answer appropriate shareholder questions at the annual meeting

Engage in additional outreach with shareholders to provide updates on changes made in response to shareholder feedback and to address management and Rule 14a-8 shareholder proposals, as well as other topics of interest

Recent Actions Aligned with Shareholder Feedback

✓  Elected Brad Tilden to the Board, who brings a distinct customer perspective, proven leadership in the airline industry, and more than three decades of aviation experience including as former Chairman, President and CEO of Alaska Air Group, Inc.

✓  Enhanced proxy disclosure regarding human capital management and culture, including details on our all-employee culture surveys and management’s response to employee feedback

✓  Maintained single One Company Score for the 2026 annual incentive plan to continue promoting alignment on operational priorities, accountability and a culture of unity

✓  Re-introduced performance stock units for our executive leadership team under the 2026 long-term incentive program as a direct result of the substantial progress made during 2025 toward stabilizing our business

✓  Updated annual disclosures in Chief Aerospace Safety Officer Report, Global Sustainability Report, and Advocacy Report

In the spring and fall of 2025, we engaged with shareholders representing approximately 42% of outstanding shares, including nine of our top ten institutional investors. Our independent Board Chair, Aerospace Safety Committee Chair and Compensation Committee Chair participated in a number of these engagements. These discussions primarily focused on risk oversight, safety and quality initiatives, culture transformation, management succession, executive compensation, retention, board composition and strategic planning. For more details on our shareholder engagement process with respect to executive compensation, see page 51.

2026 Proxy Statement	21

CORPORATE GOVERNANCE

2025 Shareholder Outreach and Engagements*

Total Contacted

~46% of outstanding shares	~68% of shares held by institutional investors

Total Engaged

~42% of outstanding shares	~62% of shares held by institutional investors

*Percentages calculated based on shares outstanding as of December 31, 2025.

~100 additional shareholder meetings in 2025 among the CEO, CFO and/or business unit CEOs in one-on-one or small group meetings	In addition to the governance-focused engagements described above, our senior management and investor relations team participate in numerous meetings with shareholders throughout the year to discuss our business, operational and financial performance, strategic priorities and other topics of interest. These meetings include in-person, telephone and webcast engagements, as well as investor conferences and tours of Boeing facilities.
We also use multiple communication channels to interact with our retail shareholders, such as our annual report, press releases, filings with the SEC, website and various social media outlets, as well as through a variety of publications including our Global Sustainability, Chief Aerospace Safety Officer, and Advocacy reports. In addition, we provide multiple channels on our website for shareholders to raise concerns directly with members of our Board and/or management.

Board Committees

The Board has six standing committees—the Aerospace Safety Committee, Audit Committee, Compensation Committee, Finance Committee, GPP Committee and Special Programs Committee—each of which operates under a Board-approved charter. The chair of each committee reviews and discusses the agendas and materials for meetings with senior management in advance of distribution to the other committee members, and reports to the Board on topics reviewed and actions taken at each committee meeting. The table below sets forth the current membership of each of the standing committees, the independence of each director, the independence of each committee and the number of meetings each committee held in 2025.

	Independent Director	Aerospace Safety Committee	Audit Committee	Compensation Committee	Finance Committee	GPP Committee	Special Programs Committee

Committee Independence	—	100%	100%	100%	100%	100%	100%

Number of Meetings in 2025	—	16	11	8	7	6	3

Robert A. Bradway	✓	—	—		—		—

Mortimer J. Buckley	✓	—	—	—			—

Lynne M. Doughtie	✓	—			—	—	—

David L. Gitlin	✓			—	—	—	—

Lynn J. Good	✓	—			—	—	—

Stayce D. Harris	✓		—	—	—

Akhil Johri	✓	—		—		—	—

David L. Joyce	✓		—	—	—

Steven M. Mollenkopf	✓	—	—		—

Robert K. Ortberg	—	—	—	—	—	—	—

John M. Richardson	✓		—	—		—

Bradley D. Tilden	✓		—	—		—	—

Independent Board Chair	Audit Committee Financial Expert	Committee Chair	Member

22	2026 Proxy Statement

CORPORATE GOVERNANCE

The principal responsibilities, as well as key focus areas and activities in 2025, of each of the Board’s six committees are highlighted starting below. In addition, each of the committees oversees key risks on behalf of the Board. See “Key Areas of Board Oversight—Risk” beginning on page 29 for information on the role of the committees in the oversight of risk and examples of categories of risk associated with each committee’s area of responsibility.

Aerospace Safety Committee

The Aerospace Safety Committee assists the Board in the oversight of the safe design, development, certification, production, maintenance and operations of our aerospace products and services.

The Aerospace Safety Committee’s principal responsibilities include reviewing and, where appropriate, making recommendations to the Board with respect to our:

•	Safety Management System (SMS), including Safety Policy, Safety Risk Management, Safety Assurance and Safety Promotion;

•	Global Aerospace Safety program;

•	Quality Management System;

•	cyber-safety program with respect to our aerospace products;

•

policies and processes for engaging with and supporting the requirements of commercial, defense and space aviation safety regulatory authorities, including the Federal Aviation Administration (FAA) (including the company’s Organization Designation Authorization (ODA) program), the National Transportation Safety Board (NTSB), the Department of Defense and the National Aeronautics and Space Administration;

•	engineering organization and its processes for the development, production and support of our products and services;

•	product development programs with respect to technical, compliance or product safety considerations; and

•

participation in and support of investigations conducted by the NTSB and other domestic and international investigatory authorities, including our responses to findings and conclusions of such investigations.

At least semiannually, the Aerospace Safety Committee reviews:

•	the Speak Up portal submissions process;

•	FAA airworthiness directives issued for Boeing airplanes;

•	the issuance of FAA type certificates and/or production certificates; and

•	any significant communications with the FAA.

The Aerospace Safety Committee also reviews and advises on the selection and removal of the Boeing ODA Ombudsperson, and reviews the status of the ODA program with the Boeing ODA Ombudsperson at least annually.

In addition, the Aerospace Safety Committee consults with and provides input to the Compensation Committee on the safety review portion of performance evaluations of the CEO and the other executive officers, as well as in connection with identifying incentive plan metrics that are best suited to drive safety improvements and ensure overall product safety.

Each meeting of the Aerospace Safety Committee includes updates on significant safety issues, including significant safety events that have occurred since the prior Committee meeting, as well as information to assess management’s development of new safety policies and procedures, or management’s handling of significant safety events. Executive sessions provide a forum for the Chief Aerospace Safety Officer, Chief Engineer, Vice President for Safety, Security & Airworthiness, Chief Legal Officer, Boeing ODA Ombudsperson, Chief Compliance Officer, any Vice President of Quality and any Vice President of Manufacturing, among others, to communicate directly with the members of the Aerospace Safety Committee. The Board also regularly receives and discusses reporting from management, including the Chief Aerospace Safety Officer, regarding the performance of Boeing’s SMS and other significant safety initiatives. The Aerospace Safety Committee is composed entirely of independent directors.

Key Focus Areas and Activities in 2025

•

Oversaw the continued development of, and updates to, our Safety & Quality Plan, which address multiple sources of input, including from the FAA’s Aircraft Certification, Safety & Accountability Act Safety Review Panel, Admiral Kirkland Donald’s assessment, internal audits, airline customers and our employees

•

Regularly reviewed in-service safety reports and updates on SMS implementation and performance, commercial airplanes business fleet support, Speak Up program, safety policy, development programs, safety certification updates, Global Aerospace Safety initiative updates, product security, design practices ecosystem, fleet trends and health and regulatory affairs

•

Continued focus on safety as a component in determining annual incentive payouts for executive officers, including consultation between the Aerospace Safety and Compensation Committees on identifying appropriate safety-related metrics for incentive program design and evaluating individual executive performance with respect to safety

•

Oversaw cyber-safety risks related to our products and services

2026 Proxy Statement	23

CORPORATE GOVERNANCE

Audit Committee

The Audit Committee oversees our independent auditor and accounting and internal control matters. Its principal responsibilities include oversight of:

•	the integrity of our financial statements;

•	our internal control environment and compliance with legal and regulatory requirements;

•	our independent auditor’s qualifications and independence;

•	our processes for assessing key strategic, operational and compliance risks;

•	the performance of our internal audit function; and

•	the performance of our independent auditor.

At each meeting, representatives of Deloitte & Touche LLP, our independent registered public accounting firm, are present to review accounting, control, auditing and financial reporting matters. In addition, the Audit Committee meets in executive session after every meeting with representatives of Deloitte & Touche LLP and meets regularly in executive session with one or more of the following members of company management:

•	Executive Vice President and Chief Financial Officer;

•	Chief Legal Officer and Executive Vice President, Global Compliance;

•	Chief Compliance Officer; and

•	Vice President, Corporate Audit.

The Audit Committee also prepares the Audit Committee Report included on page 78. The Audit Committee is composed entirely of directors who satisfy NYSE director independence standards and our Director Independence Standards, as well as heightened independence standards applicable to audit committee members established by SEC rules. The Board has determined that each Audit Committee member is financially literate as defined by NYSE listing standards and qualify as audit committee financial experts as defined by SEC rules.

Key Focus Areas and Activities in 2025

•

Monitored the integrity of our financial statements, our compliance with legal and regulatory requirements, our internal control over financial reporting and the performance of our internal audit function

•

Reviewed the independence and performance of our independent auditor

•

Oversaw the Boeing Risk Management process and discussed with management significant compliance, strategic and operational risks, risk rating results and mitigation strategies in place

•

Reviewed significant legal and compliance matters, including compliance-related obligations from the May 2025 non-prosecution agreement with the Department of Justice and investigations into whistleblowers’ allegations

•

Reviewed our ethics and business conduct programs and compliance with related laws and regulations, including overall health status and risk mitigation activities of the business systems required by the Department of Defense for federal contractors

•

Oversaw management progress on our enterprise cybersecurity program, including enterprise technical and operational capabilities, recommendations on critical assets and programs, workstream alignment with the overall cybersecurity strategy and key cyber events and policy developments

24	2026 Proxy Statement

CORPORATE GOVERNANCE

Compensation Committee

The Compensation Committee oversees our executive and equity compensation programs. The Compensation Committee is composed entirely of directors who satisfy NYSE director independence standards and our Director Independence Standards, as well as heightened independence standards applicable to compensation committee members established by SEC rules. Additional information about the Compensation Committee, including a more detailed list of its principal responsibilities, is set forth under “Determination of Executive Compensation” on page 51.

Key Focus Areas and Activities in 2025

•

Reviewed human capital management strategies, initiatives and programs, including relating to retention, attrition and culture transformation

•

Implemented a single annual incentive plan for executives and most company employees with metrics and goals set at the enterprise level, to strengthen a culture of unity and drive alignment on company priorities across the workforce

•

Reviewed executive compensation trends and regulatory updates to support informed decision-making on attraction, retention and promotion of senior leadership talent

•

Continued to regularly seek shareholder feedback regarding our executive compensation program and provide transparent disclosure about pay decisions

•

See “Compensation Discussion and Analysis” beginning on page 47 for additional details about recent Compensation Committee actions and key focus areas

Finance Committee

The Finance Committee’s principal responsibilities include reviewing and, where appropriate, making recommendations to the Board with respect to:

•	strategic plans and transactions, including mergers, acquisitions and divestitures, as well as joint ventures and other equity investments;

•	our capital structure, including proposed dividend actions, stock splits and repurchases and issuances of debt or equity securities;

•	significant investments and capital projects;

•	our credit agreements and short-term investment policies;

•	customer financing activities;

•	our funding plans and the funding plans of our subsidiaries;

•	our significant financial exposures, contingent liabilities and major insurance programs;

•	employee benefit plan trust investment policies, administration and performance; and

•	investor relations programs.

The Finance Committee is composed entirely of independent directors.

Key Focus Areas and Activities in 2025

•

Reviewed Boeing’s financial condition, including liquidity under various stress case scenarios, debt maturity profiles, repayment plans, long-range investment plan and financial exposures

•

Oversaw the completion of the acquisition of Spirit AeroSystems, including the status of regulatory approvals, the expected financial impact of the acquisition, the paydown of certain Spirit debt in connection with closing and the integration strategy

•

Oversaw management’s continued proactive engagement with credit rating agencies and investors, and reviewed cash and liquidity status and funding strategies

•

Oversaw the sale of portions of Boeing’s digital aviation solutions business as part of our strategy to focus on core businesses, strengthen our balance sheet and prioritize our investment grade credit rating

•

Oversaw other corporate development activities including conducting portfolio reviews and evaluating the alignment of corporate development activities with the company’s strategic objectives

2026 Proxy Statement	25

CORPORATE GOVERNANCE

Governance & Public Policy Committee

The GPP Committee’s principal responsibilities include reviewing and, where appropriate, making recommendations to the Board with respect to:

•	the general responsibilities and functions of the Board and its members;

•	the organization, size and composition of the Board and its committees;

•	Board procedures and operations;

•	compensation and benefits of nonemployee directors;

•	director identification and nominations;

•	director independence;

•	directors’ service on the boards of other for-profit companies;

•	annual performance evaluation process for the Board;

•	senior management succession planning, including identifying nominees for CEO and other senior leadership roles;

•	monitoring and reviewing the performance of our CEO;

•	our political advocacy activities and expenditures;

•	our public policy and corporate sustainability practices, including matters related to philanthropic programs;

•	developments and trends in corporate governance, political advocacy and sustainability;

•	stock ownership requirements for directors; and

•	possible conflicts of interest of directors and officers.

The GPP Committee works with third-party search firms and regularly consults with other members of the Board to identify potential candidates to serve on the Board. The GPP Committee is composed entirely of independent directors.

Key Focus Areas and Activities in 2025

•

Oversaw senior management succession planning, including the election of new officers and regular discussions on succession planning for the CEO and other officers

•

Regularly reviewed Board composition and director qualification criteria to ensure continued alignment with Boeing’s evolving strategic imperatives

•

Continued Board refreshment with the election of Brad Tilden, former CEO of Alaska Airlines

•

Reviewed investor feedback from engagements leading up to and following the 2025 annual meeting and acted on such feedback, as appropriate

•

Conducted in-depth annual evaluations of the full Board, each of its committees and each individual director, over three meetings

•

Oversaw policies and practices regarding philanthropic and community outreach programs, sustainability and political advocacy

Special Programs Committee

The Special Programs Committee’s principal responsibilities include reviewing and, where appropriate, making recommendations to the Board with respect to:

•

the strategic, operational and financial aspects of those company programs which, for purposes of national security, have been designated as classified by the U.S. Government, in a manner consistent with the need to safeguard classified information;

•	human capital management policies, practices and challenges relating to our classified business activities;

•	policies, practices, processes, procedures, risk assessment and management and internal controls applicable to our classified business activities; and

•	enterprise risk posed by aspects of our classified business activities.

The Special Programs Committee is composed entirely of independent directors.

Key Focus Areas and Activities in 2025

•

Reviewed proposals and bids for proprietary opportunities

•

Reviewed the progress made on safety and quality of classified programs

•

Oversaw financial and operational performance of classified programs

•

Reviewed supplier challenges, customer expectations and security procedures related to classified programs

26	2026 Proxy Statement

CORPORATE GOVERNANCE

Meeting Attendance

During 2025, the Board held nine meetings and the standing committees collectively held 51 meetings. Each incumbent director attended at least 86% of the aggregate of meetings of the Board and the committees on which he or she served during 2025, and average aggregate attendance at these meetings exceeded 96%. In addition, during 2025 our directors participated in extensive discussions outside of formal meetings, both as a group and involving certain members of the Board, and both amongst themselves and with members of management and/or outside experts. Independent directors met in executive sessions, led by our independent Board Chair, after every regularly scheduled Board meeting. Absent extenuating circumstances, directors are required to attend our annual meetings of shareholders, and all but one of the directors attended our 2025 annual meeting.

Board Meetings Held	Aggregate Standing Committee Meetings Held	Average Director Attendance
9	51	>96%

Key Areas of Board Oversight

Safety and Quality

Safety is the foundation of everything we do. It is the cornerstone of our culture and our operations. From orientation through annual safety training, our employees are reminded that every decision and every detail in their work matters. Safety is personal to us because it affects real people—passengers, crew, operators, designers and every person who touches our products.

Established in 2021, the Chief Aerospace Safety Office (CASO) is the steward of Boeing’s Safety Management System (SMS) and strengthens Boeing’s safety practices and positive safety culture to ensure safe, secure, high-quality and compliant products and services. The CASO reports to the Aerospace Safety Committee at each regular meeting and to the full Board at least twice annually.

2026 Proxy Statement	27

CORPORATE GOVERNANCE

We continue to mature our enterprise SMS, an integrating framework to proactively identify and manage product safety risks. This formal, top-down, organization-wide approach includes well-defined procedures, processes and policies so that every Boeing employee can participate in maintaining the highest product safety standards. Our SMS collects and monitors data from multiple internal and external data sources: operational data from the global fleet, employee reporting, audit findings, and design and manufacturing data. We then apply industry-standard methods and tools to identify hazards, assess risks and develop mitigation actions. SMS is designed to bring data into the appropriate forums with people at the right level to make data-driven, risk-based decisions that result in safer products. It is a system of continuous improvement informed by existing data and ongoing development of increasingly better safety analytics.

Since its inception in 2021, CASO’s Global Aerospace Safety team, which is focused on strengthening global aerospace safety through industry collaboration, has met with more than 370 unique operators. In 2025, CASO and Boeing Commercial Airplane Design Build Safety team conducted 59 Design Build Safety assessments across Boeing Commercial Airplane programs and fabrication in support of our Safety & Quality Plan. These assessments lead to implemented improvements to reduce potential safety and quality risks.

Our Quality Management System (QMS) is based on Aerospace Management Standard 9100 (AS9100), the internationally recognized standard for QMS in aerospace. Similar to other major aerospace manufacturers, we flow down AS9100 certification and compliance to our suppliers to enable processes that meet multiple customer, statutory and business requirements. Our QMS and SMS work together and are built into our organizational structure, policies, processes, procedures and resources.

Our Safety & Quality Plan aligns to four focus areas: investing in workforce training, simplifying plans and processes, eliminating defects, and elevating our safety and quality culture. The plan also sets forth measures to continuously monitor and manage the health of our production system through six key performance indicators (KPIs) focused on safety and production health: employee proficiency, notice of escape rework hours, supplier shortages, rework hours per airplane, travelers at factory rollout and ticketing performance. Each KPI has defined criteria that help identify areas of potential risk to our operations and trigger risk monitoring and corrective action through our SMS. These metrics help us conduct more targeted safety risk assessments in priority areas and maintain production health.

Our Progress and Highlights in the Four Focus Areas

Investing in Workforce Training

•

Conducted mandatory Product Safety and Quality Training for all employees

•

Strengthened training for mechanics and quality inspectors with an enhanced support system, including workplace coaches, peer trainers and skill enhancement centers

•

Added more than 600 hours of new curriculum to training programs, including quality proficiency and SMS Positive Safety Culture

•

Enrolled more than 5,000 employees in our Foundational Training Center

•

Activated enhanced training programs around six critical manufacturing skills: hydraulic tubing, torque, sealing, drilling, bonding and grounding, and interiors

•

Launched Leaders in Foundational Training, a four-week immersive training program, mandatory for all managers

•

Digitized the foundational training system to strengthen employee performance tracking and their completion of critical tasks

•

Deployed revised removals and stamping training for production teammates

Simplifying Plans and Processes

•

Instituted random quality audits of documented removals in high frequency areas to ensure compliance to process

•

Simplified removal process instructions, reducing length of the governing document by 50% while increasing clarity and enabling compliance for employees

•

Mapped and prepared thousands of governance documents and work instructions for revision

•

Released more than 5,500 simplified installation plans into airplane program production and began launching “how to” videos to supplement instructions

•

Performed dozens of internal design build audits across airplane programs to determine further opportunities for production improvements and revised standards for inspectors

•

Updated “stamping” system for mechanics and quality inspectors to improve functionality and display employee names on stamps for completed work

28	2026 Proxy Statement

CORPORATE GOVERNANCE

Eliminating Defects

•

Reduced defects in 737 fuselage assembly at Spirit AeroSystems by an average of 45% since March 2024, through increasing inspection points at build locations and implementing customer quality approval process

•

Piloted tool control centralized ownership in targeted 737 and 787 final assembly areas improving compliance

•

Launched tool control RFID pilot on the 737 and 787 programs adding unique RFID tags to thousands of tools

•

Developed embedded management and metrics for foreign object debris prevention in critical work areas

•

Launched work instruction adherence checks as a standard operating rhythm in production to ensure mechanics and inspectors are proficient and resourced

•

Implemented a new Work in Process (WIP) system and procedure across all Commercial Airplanes final assembly areas that tracks and secures parts for manufacturing work that is not yet complete to prevent loss or improper use.

Elevating Safety & Quality Culture

•

Launched quarterly, manager-led safety and quality events across Commercial Airplane programs to share ideas and strengthen culture

•

Implemented more than 1,300 Employee Involvement Teams across Airplane Programs and Fabrication, to bring teammates from different work disciplines together to raise and solve issues, ask questions and offer assistance

•

Invested in improvements to the Speak Up system to strengthen confidentiality, encourage reporting and keep employees who submit reports informed of the status and resolution of their report

•

Assessed over 5,000 airplane production line moves with Move Ready Hazard assessment process, or “move ready” criteria, helping reduce traveled work by 75% at rollout for the 737 program and 60% on average across all airplane programs since March 2024

For more information, see our “Strengthening Safety & Quality” website at www.boeing.com/strengthening-safety-and-quality and our Chief Aerospace Safety Officer Report at www.boeing.com/safety/caso-report.

Risk

Boeing has established processes to identify, assess, mitigate and manage risk. Senior management is responsible for day-to-day management of risks, including the implementation of appropriate risk management policies and procedures, as well as effective risk management controls. The Board is responsible for overseeing management in the execution of its risk management responsibilities and for assessing the company’s global approach to risk management. All of our directors have risk management expertise. The Board participates in regular briefings with management on a variety of topics, including strategy, operations, development programs, legal and regulatory matters, cybersecurity, digital transformation and artificial intelligence, human capital management and sustainability, in which risk oversight is a necessary element.

We take an integrated approach to risk management across the company with coordination among our enterprise risk management (ERM) process, compliance risk management (CRM) process and our SMS Risk Register.

2026 Proxy Statement	29

CORPORATE GOVERNANCE

Integrated Approach to Risk Management

Board of Directors

The full Board is briefed at least annually on the ERM and CRM processes and assessments and throughout the year as needed on specific risks facing the company, including those relating to the SMS Risk Register

Audit Committee

The Audit Committee is briefed at least annually on the ERM and CRM processes and assessments

Aerospace Safety Committee

The Aerospace Safety Committee is briefed at every meeting on the SMS Risk Register

Enterprise Risk Management

Compliance Risk Management

Safety Management System

Annual Employee Training and Code of Conduct Reaffirmation

On an annual basis, all employees are required to:

- complete training on compliance risk areas tailored to their specific duties and responsibilities
- complete product safety training that highlights the importance of speaking up about any potential product or services-related safety concerns
- reaffirm their commitment to uphold our Values and Behaviors and comply with applicable laws, regulations and company policies by signing the Code of Conduct

Boeing Risk Management

Our ERM process evaluates the company’s current and emerging key strategic risks, such as those relating to labor, geopolitics, long-term competitiveness, reputation, talent and sustainability. The ERM process also considers key operational risks, such as those relating to product safety, development program execution, supply chain, production system health and quality, cybersecurity and liquidity. The ERM process also evaluates the mitigation efforts in regards to the strategic and operational risks discussed.

Our CRM process evaluates the company’s current and emerging compliance risks, such as those relating to design and certification, production and quality, cybersecurity, defense contractor business systems, and financial accounting and disclosures.

All business units and functions participate in both the ERM and CRM processes, as part of an annual review that assesses and prioritizes the most critical risks facing the company globally, implement appropriate mitigation measures, evaluate the effectiveness of mitigation strategies and controls, and identify important emerging risks. The results of the ERM and CRM processes are reviewed with both the Audit Committee and the full Board at least annually.

Safety Management System

Our SMS is an integrating framework for managing safety risks throughout the life cycle of a product or service by identifying hazards, mitigating product safety risks, and continuously improving safety performance and other activities designed to promote and sustain a positive safety culture and shape policies that uphold our commitment to aerospace safety. The SMS infrastructure comprises four components designed to create a disciplined environment to manage safety risks and promote a positive safety culture: Safety Policy, Safety Risk Management, Safety Assurance and Safety Promotion. Our SMS is continually evolving and improving. Our SMS includes a risk elevation process pursuant to which our business unit presidents regularly review safety risks, the associated risk mitigation and corrective action plans, and the relevant safety metrics to determine if additional resources and/or mitigation activities are necessary. Our business unit presidents determine those risks that will be briefed to our CEO during his SMS reviews, which occur at least bi-monthly. The Aerospace Safety Committee reviews SMS performance and the SMS Risk Register at every regular meeting. For more information, see “Key Areas of Board Oversight—Safety and Quality” beginning on page 27.

Board Committee Risk Oversight

Subject to the Board’s ultimate oversight, each of the six standing committees possesses primary responsibility for oversight of certain categories of risk associated with such committee’s areas of responsibility. The chair of each

30	2026 Proxy Statement

CORPORATE GOVERNANCE

standing committee provides a summary of the matters discussed with the committee to the full Board following each committee meeting, and the minutes of each committee meeting are also provided to the full Board. A non-exhaustive list of categories of risk overseen by each of the standing committees is summarized below.

Human Capital Management

The Board, through the Compensation Committee, is engaged in reviewing the company’s strategies, initiatives and programs with respect to human capital management, including culture, talent recruitment, development, retention, employee engagement, and inclusion and belonging.

Culture

Boeing’s mission is to protect, connect and explore our world and beyond. Every day, we are dedicated to carrying out our mission—safely and sustainably. Across our global enterprise, Boeing employees are united by a shared commitment to our mission and values, which serve as the guiding principles for all we do.

Toward the end of 2024, we began to examine and redefine the way we work based on feedback received from our employees, customers and other stakeholders. To get a wide variety of perspectives from across the company, we brought together 40 employees representing multiple sites, business units, functions, roles and levels around the world. This Culture Working Group collaborated directly with President and CEO Kelly Ortberg to redefine our company’s values, behaviors and aspirational culture.

“Culture is perhaps the most predominant change we are making as a company. We are aligning our culture and our incentives with the values everyone expects from Boeing—safety, quality and integrity. That starts with our leadership—me included—spending more time listening and learning from our employees, working to restore trust, and holding leadership accountable."

Kelly Ortberg

President & CEO

In February 2025, we ran more than 100 focus groups and offered an all-employee culture survey (in which 82% of our workforce participated) to gather perspectives on engagement, senior leadership effectiveness, manager effectiveness, belonging, ways of working, culture and values. We use the feedback gathered from our culture survey—the results of which were shared with the Board—to create actionable insights for management to refine initiatives, drive improvements and enhance the employee experience. The Culture Working Group used the data collected in these efforts to establish five values and corresponding behaviors that are applicable to every person who works at Boeing. In April 2025, we released our new Values and Behaviors to make our expectations clear to all of our Boeing employees. These Values and Behaviors are incorporated into our leadership development programs and are fundamental elements of our performance management system. From the February 2025 survey results, employees noted that they wanted regular feedback and more clarity around goals and expectations and as a result, in July 2025, we launched a new

2026 Proxy Statement	31

CORPORATE GOVERNANCE

Performance & Development process to drive transparency on performance and strengthen accountability. This new process features goal setting and feedback sessions, incorporating elements of “what” employees accomplish (goals) and “how” they achieve those goals (Values and Behaviors) in determining how we reward and incentivize performance. For employees who receive individual performance scores (which act as a multiplier for annual incentive payouts), the “how” is assigned a heavier weighting in the scoring than the “what,” to incentivize employees to exemplify our Values and Behaviors.

In November 2025, as a follow-up to February’s culture survey that established a baseline for our culture results and highlighted areas our company needed to improve, we conducted another confidential all-employee survey, which informs actions across the enterprise to improve the company’s culture and measure progress since our February 2025 survey. The survey questions evaluated employee engagement, manager and senior leadership effectiveness and ways of working, and included refreshed questions on our new company values. The November 2025 employee culture survey results (in which 79% of our workforce participated) measured progress in our culture change and allowed us an avenue to continue listening to our employees. It also established an annual cadence for all-employee culture surveys. After completion of the survey, managers are expected to lead a discussion with their teams to share the team-level results and identify specific actions for improvement.

In 2026, we also began implementing leadership development programs around our new Values and Behaviors, with initial efforts focused on our first-line and senior leaders. We developed a program for first-line managers to build foundational leadership skills, shaped by feedback from employees and business leaders, internal best practices and external benchmarking. We also launched the Vice President Development Program for senior leaders who set the tone for our culture and serve as stewards of our company. The program includes leadership assessments, personalized growth plans, ongoing development check-ins and a comprehensive leadership seminar. In addition to training and developing our first-line managers and vice presidents, we continue to enhance training and tools for leaders at all levels and for those who aspire to lead. See also “Spotlight on Culture Transformation” on page 4.

Board Oversight of Culture

The Board is engaged in overseeing the company’s corporate culture. The full Board and the Compensation Committee review our human capital management strategy at least annually, receiving updates on key talent metrics for the overall workforce, including those related to recruiting and talent development, and an overview of our attrition assessment, including identified risks and mitigation strategies. To further develop its understanding of and engagement with the company’s culture, the Board conducts periodic site visits (see “Outside the Boardroom” on page 36) both in conjunction with and outside its regular Board meetings to facilitate first-hand insight into our culture and provide opportunities to engage with employees on various programs.

The Board also reviews the results of our all-employee culture surveys, including specific areas of improvement noted by employees and management’s responses to the employee survey feedback. Throughout the year, the full Board and Compensation Committee received progress updates on our culture transformation efforts as well as the path ahead. In addition, the full Board and Compensation Committee reviewed our new Performance & Development process, which was created to provide regular feedback and more clarity around goals and expectations, develop employees, and to incentivize them to exemplify our Values and Behaviors and embody our new culture.

32	2026 Proxy Statement

CORPORATE GOVERNANCE

2026 Proxy Statement	33

CORPORATE GOVERNANCE

Management Development and Succession Planning

One of the Board’s principal responsibilities, with assistance of the GPP Committee, is to oversee the succession of our CEO and other senior leaders. The Board strives to maintain a long-term plan for effective senior leadership development and succession, as well as short-term contingency plans. Working with the GPP Committee and senior management, the Board identifies the qualities, skills and characteristics for the CEO and other senior management positions necessary to achieve the company’s long-term strategy. The CEO and Chief Human Resources Officer brief the Board and the GPP Committee at least annually on detailed succession plans for key senior leadership positions. The Board’s succession planning activities are ongoing and strategic with matters relating to succession being regularly discussed in meetings and in executive sessions, all aimed at ensuring a continuous and robust talent pipeline in the short- and long-term. Directors become familiar with, and have direct interaction with, potential candidates for key management positions through various means, such as regular business reviews, formal presentations to the Board and informal meetings and events. These meetings enable directors to personally assess candidates and help cultivate future leaders. (See “Outside the Boardroom” on page 36.)

Following the election of Mr. Ortberg as our President & CEO in 2024, and under his leadership, the Board undertook a comprehensive review of the company’s senior leadership team. As part of this process, several new senior leaders were elected who embody our Values and Behaviors, reflecting Mr. Ortberg's focus on ensuring the right leaders are in place to stabilize our business, change our culture and build our future.

New Leaders

December 2024:

Dana S. Deasy, Chief Information Digital Officer and Senior Vice President, Information Digital Technology & Security

Ann M. Schmidt, Senior Vice President and Chief Communications & Brand Officer

February 2025:

Jeffrey S. Shockey, Executive Vice President of Government Operations, Global Public Policy & Corporate Strategy

March 2025:

Donald W. Ruhmann, Chief Aerospace Safety Officer and Senior Vice President, Global Aerospace Safety

July 2025:

Stephen K. Parker, Executive Vice President; President and Chief Executive Officer, Boeing Defense, Space & Security

August 2025:

Jesus “Jay” Malave, Jr., Executive Vice President and Chief Financial Officer

Cybersecurity

The Board has delegated oversight of risks related to cybersecurity to two Board committees, the Audit Committee and the Aerospace Safety Committee, and each committee reports on its activities and findings to the full Board after each meeting. The Audit Committee is charged with reviewing our cybersecurity processes for assessing key strategic, operational, and compliance risks. Our Chief Information Digital Officer and Senior Vice President, Information Technology & Data Analytics (CIDO) and our Chief Security Officer provide in-depth briefings to the Audit Committee on cybersecurity risks at each of its bi-monthly meetings. These briefings include assessments of cyber risks, the threat landscape, updates on incidents, and reports on our investments in cybersecurity risk mitigation and governance. In addition, the Audit Committee has designated one of its members with expertise in cyber risk management to meet regularly with management and review our cybersecurity strategy and key initiatives and progress toward our objectives. In the event of a potentially material cybersecurity event, our incident response plan outlines that the Audit Committee Chair would be notified and briefed, and meetings of the Audit Committee and/or full Board of Directors would be held, as appropriate. The Aerospace Safety Committee provides oversight of the risks from cybersecurity threats related to our aerospace products and services. The Aerospace Safety Committee receives regular updates and reports from senior management, including the Chief Engineer, the Chief Aerospace Safety Officer and the Chief Product Security Engineer, who provide briefings on significant cybersecurity threats or incidents that may pose a risk to the safe operation of our aerospace products. Both committees brief the full Board on cybersecurity matters discussed during committee meetings, and the CIDO provides annual briefings to the Board with a focus on cybersecurity.

At the management level, we have established a Global Security Governance Council (the Council) to further strengthen our cybersecurity risk management activities across the company, including the prevention, detection, mitigation and remediation of cybersecurity incidents. The Council is responsible for developing and coordinating enterprise cybersecurity policy and strategy and providing guidance to key management and oversight bodies. Cross-enterprise action teams are formed, as needed, to manage and implement key decisions in a timely manner. The Council meets regularly and updates key members of our Executive Council on progress toward specific cybersecurity objectives. A strong partnership exists between Information Technology, Enterprise Security, Corporate Audit and Law so that identified issues are addressed in a timely manner and incidents are reported to the appropriate regulatory bodies as required.

34	2026 Proxy Statement

CORPORATE GOVERNANCE

Environmental Risks/Sustainability

At Boeing, a strong governance structure is foundational to our approach to managing sustainability. Leadership at all levels is actively engaged in managing sustainability, and embedding resilience in the corporate strategy, risk management and decision-making processes. The GPP Committee, as outlined in its charter, is responsible for oversight of the company’s practices relating to public policy and corporate sustainability, including environmental and governance matters. The Compensation Committee monitors and reviews matters relating to human capital management.

We have a dedicated Global Enterprise Sustainability organization led by our Vice President, Global Enterprise Sustainability. The progress of Boeing’s sustainability objectives and stakeholder-oriented disclosures is reported regularly to the GPP Committee and the full Board. The Executive Council is engaged at least annually on sustainability topics. Boeing’s Vice President, Global Enterprise Sustainability, leads an enterprise Global Sustainability Council composed of global leaders from across Boeing’s business units and functions, including Environment, Health and Safety, Supply Chain, Law and Human Resources.

The Council meets annually and was established to provide executive leadership, advocacy and collaboration across the enterprise to advance our sustainability objectives and strategy. Our Law and relevant business organizations are collectively responsible for establishing processes to ensure that our policies and actions are compliant with applicable sustainability laws and regulations.

For more information, including our 2030 goals to advance sustainable aerospace, see our Global Sustainability Report and TCFD Report at www.boeing.com/innovation/sustainability.

Political Advocacy

The Board exercises direct oversight with respect to Boeing’s political advocacy activities, as dictated by our policies and procedures. Our GPP Committee is briefed on our public policy advocacy activities at least twice each year. These reviews typically include our work to further policy priorities in the legislative and executive branches, participation in the principal trade associations and think tanks to which Boeing contributes, and The Boeing Political Action Committee’s budget and political contributions, as well as the compliance activities associated with each of these efforts. With respect to the principal trade associations, the GPP Committee reviews Boeing’s position of influence within each group, and how each group’s activities generally align with our business interests and values. Annually, the full Board reviews our political advocacy engagements to ensure that the engagements further Boeing’s strategy and reflect our values. In addition, in between these formal reviews, members of the GPP Committee and other members of the Board consult on certain significant public policy relationships—including management’s engagement with key government customers, trade associations and regulatory bodies—in order to further Boeing’s strategy and ensure that such engagements reflect our values.

Our annual Advocacy Report describe our legislative priorities, U.S. lobbying efforts and global advocacy. They also include our trade association membership dues of $25,000 or more, The Boeing Political Action Committee’s contributions and compliance procedures, and oversight process. For more information, see our Advocacy Report at www.boeing.com/company/government-operations#advocacy.

2026 Proxy Statement	35

CORPORATE GOVERNANCE

Outside the Boardroom

To provide robust and effective oversight across all aspects of Boeing, each director must possess a thorough understanding of our business, industry, strategy, values and culture, as well as the evolving risks and challenges facing the company. Our Board continuously seeks ways, outside Board and committee meetings, to gain and maintain such an understanding, including through the means described below.

Engagements

Directors periodically participate in employee engagements, as well as external conferences and meetings such as those with customers, suppliers and other industry participants in order to gain insight into company culture, to interact one-on-one with employees at various levels, and to better understand the concerns and focus areas of key stakeholders.

2025 Highlights: A number of our directors participated in employee and stakeholder engagements across the enterprise, such as leadership meetings and roundtables with key functional leaders and business unit leadership, a fireside chat with Corporate Audit employees, and outside forums such as the National Association of Corporate Directors Summit and the Massachusetts Institute of Technology Artificial Intelligence Conference.

Deep Dives

Directors participate in deep dives with subject matter experts, both internal and external, on a variety of matters to ensure they have the knowledge necessary to provide robust oversight and fulfill their responsibilities.

2025 Highlights: Focused briefings and deep dives on key operational, safety and strategic topics included commercial airplanes fleet support, airworthiness and certification, Boeing’s technology roadmap for a new airplane, engine strategy and certification, artificial intelligence and classified programs.

Site Visits

The Board conducts periodic site visits in conjunction with its regular Board meetings to facilitate firsthand insight into our operations and provide opportunities to engage with employees on various programs. Directors may also visit sites outside regular Board meetings.

2025 Highlights: Site visits and operational walk-throughs to deepen firsthand understanding of Boeing’s programs and risk environment included multi-day Boeing Commercial Airplanes orientation site engagement in Everett and Renton, Boeing Defense, Space & Security site activities in St. Louis, Philadelphia and Ridley Park, Boeing Global Services site activities in Miami, and additional program tours such as weapons systems integration lab and proprietary air shop tours.

Continuing Education

•

 Board is briefed by an outside advisor at least annually on developments relating to corporate governance and director responsibilities

•

 Each committee conducts continuing education sessions on topics relevant to that committee’s responsibilities and such topics may be briefed by outside advisors or experts or by internal subject matter experts

•

 All directors are required to complete the annual enterprise-wide product safety training and all directors with security clearances are required to complete additional clearance-related training

•

 Directors are encouraged to attend outside director continuing education programs at the company’s expense to assist them in staying abreast of developments in corporate governance and other topics relevant to their service on the Board

2025 Highlights: All directors completed fraud controls training. Throughout the year, directors were briefed by outside experts on topics including cybersecurity, strategic transactions, governance and investor voting practices.

Director Orientation

Each new director participates in a comprehensive orientation program that includes:

•

Site visits and business orientation meetings with leadership from each of the three business units

•

Sessions with senior management covering topics such as long-term strategy, operations, financial performance, risk management, safety, quality, compliance and ethics, and sustainability matters

•

Meetings with key functional leaders in Finance, Law, Human Resources, CASO and Sustainability

•

Briefings on the responsibilities and activities of each of the committees on which the director serves

•

New directors who serve on the Audit Committee also meet with our independent auditor

•

Goal is to complete orientation no more than six months after beginning Board service

2025 Highlights: In the first half of 2025, Tim Buckley participated in a comprehensive program that included business unit and functional orientations. Brad Tilden, who joined the Board in December 2025, is on track to complete his orientation in the first half of 2026.

36	2026 Proxy Statement

CORPORATE GOVERNANCE

Board and Director Evaluations

The Board and its standing committees regularly evaluate their effectiveness through a comprehensive process involving a formal, multi-step annual evaluation and ongoing engagement throughout the year.

Formal Board Evaluation

The formal, multi-step annual evaluation process is overseen by the GPP Committee, and each director has the opportunity to provide feedback on the effectiveness of the Board, its committees and individual directors, with the objective of identifying areas of strength as well as areas for improvement. This multi-step evaluation process generates robust discussion among the Board, and these evaluations have led to new and evolved practices designed to increase Board effectiveness and efficiency. The key steps of the process are as follows:

1. Annual Self-Assessment Questionnaires and Evaluation by each Director
• Forms of written questionnaires containing open-ended questions to solicit candid feedback are first reviewed in the fall Board meeting ahead of formal Board evaluation
• Performed by each director for the full Board and for each committee on which the director serves
• Serve as the basis for directors to assess the Board’s and each committee’s governance practices

•

Questionnaires distributed to each director to facilitate wide-ranging Board and committee discussions in executive session led by the Board Chair or relevant committee chair, with opportunities for discussions between individual directors and the Board Chair, committee chairs and/or the Corporate Secretary

Topics covered by these evaluations included:

•

Board’s oversight of our strategy and long-range business plan

•

Board and committee size, structure, process and substance

•

Board’s focus on competitive, financial, operational, cultural or other challenges facing the Company

•

Communication with management and the effectiveness of management’s relationship with the Board

•

Quality of deliberations

•

Scope and quality of meeting materials

•

Frequency and breadth of executive sessions

•

Crisis preparedness protocol

•

Skills and qualifications of individual directors and the Board as a whole, and director refreshment practices

•

Board’s oversight of key strategic, operational, safety and compliance risks

•

Areas for improvement

2. One-on-One Discussions between Board Chair and Each Committee Chair
• Board Chair and GPP Committee Chair discuss areas for potential improvement with the Board and/or relevant committees and, if necessary, identify steps to implement improvements
• Board Chair solicits input from committee chairs on the performance, contributions and engagement of individual directors serving on each committee

3. Evaluation of Each Director
Board Chair and GPP Committee Chair evaluate each director’s contributions and whether they continue to possess the judgment, skills, experience and commitment to be nominated for re-election

Key factors considered include:

•

Achieving the right mix of long-, medium- and short-term tenures to support orderly board succession

•

Prioritizing a range of complementary skills, expertise, professional and personal backgrounds, and perspectives to ensure a dynamic and future-proof Board

•

Assessing whether outside directors are sufficiently independently minded in dealing with company issues

•

Evaluating director time commitment, including external board memberships, overboarding risks and potential conflicts of interest

2026 Proxy Statement	37

CORPORATE GOVERNANCE

4. One-on-One Conversations between Board Chair and Each Director
• Confirm the director’s continued desire to serve on the Board and discuss committee assignments
• Constructively share the results of the individual evaluations, as appropriate
• Solicit the director’s suggestions/thoughts on Board and committee effectiveness and practices
• Discuss the director’s assessment of the company’s strategy, performance, management team and leadership succession/dynamics
• Address any other issues the director wishes to discuss

5. Feedback Incorporated
• Board Chair shares a summary of the results of these discussions with the full Board at the next Board meeting
• GPP Committee reviews any recommended actions by the Board Chair and GPP Committee Chair with respect to the nomination of existing directors

Recent enhancements informed by evaluation feedback and ongoing discussions:

•

Continued Board refreshment in 2025, adding Mr. Tilden, who brings to the Board a distinct customer perspective given his leadership in the airline industry and more than three decades of experience in aviation, safety management systems and finance.

•

Continued Board interactions with senior management and emerging talent, both formally and informally, to strengthen relationships and support the Board’s talent and succession planning responsibilities

•

Enhanced discussions on areas of emerging risk at Board and committee meetings, including in-depth reviews of key topics such as risks arising from the macroeconomic environment, human capital management, and technology and cybersecurity risks, including those related to artificial intelligence

Ongoing Feedback
While the formal self-evaluation is conducted on an annual basis, spanning over three board meetings (October, December and the following February), directors share perspectives, feedback and suggestions year-round and have continuous open access to management and third-party advisors. Additionally, executive sessions of independent directors (without management) are scheduled for every regular Board and committee meeting to identify any issues.

Director Retirement Policy

Our Corporate Governance Principles require that no director may serve if he or she would be 74 years of age or older at the time of election.

Communication with the Board

The Board has established a process through which any shareholder or other interested party can send communications to our independent Board Chair, to the nonemployee directors as a group or to the Audit Committee. The process for sending communications is described at www.boeing.com/company/general-info/corporate-governance.

Codes of Conduct

At Boeing, our Values and Behaviors guide us as we design, build and service our products. Each year, Boeing employees reaffirm their commitment to uphold our Values and Behaviors and to comply with applicable laws, regulations and company policies by signing our Code of Conduct. The annual reaffirmation also serves as a formal reminder that, to earn the trust of our customers, regulators and the flying public, we must foster a workplace environment where we operate at the highest ethical standards and hold each other accountable to do things the right way. The Code of Conduct outlines expectations for how we do our work, and it underscores our personal responsibility for speaking up, raising concerns, respecting one another and protecting company assets. The Board adopted the Code of Ethical Business Conduct for Directors to focus on areas of ethical risk, provide guidance to help the directors to continue to effectively recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster and sustain a culture of honesty and accountability. The codes of conduct are available at

38	2026 Proxy Statement

CORPORATE GOVERNANCE

www.boeing.com/company/general-info/corporate-governance. Waivers with respect to these codes for directors and executive officers may be granted only by the Board, and we intend to disclose any such waiver promptly on our website at www.boeing.com/company/general-info/corporate-governance. No waivers were requested during 2025. Directors are required to promptly inform the Board Chair or the GPP Committee Chair of any actual or potential conflicts of interest.

Related-Person Transactions

Some of our directors, executive officers, greater than 5% shareholders and their immediate family members may be affiliated with entities with which we do business in the ordinary course. We carry out transactions with these firms on customary terms, and in many instances, our directors and executive officers may not have knowledge of them.

Policies and Procedures

We regularly review transactions with related persons, which include our executive officers, directors, director nominees and holders of more than 5% of our stock, as well as their immediate family members. On an annual basis, each director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest. Potential related-person transactions are evaluated for materiality and to determine the need for disclosure under SEC rules. In addition, the GPP Committee assesses possible conflicts of interest of directors and executive officers and considers for review and pre-approval or ratification, if applicable, any transaction or proposed transaction required to be disclosed under SEC rules in which Boeing is or is to be a participant and the amount involved exceeds $120,000 and in which a director, director nominee, executive officer or holder of more than 5% of our stock, as well as their immediate family members, has or will have an interest.

Executive officers are also subject to our policies and procedures applicable to all employees, which require them to disclose potential conflicts of interest and the company to conduct reviews and make determinations with respect to specified transactions. Our Ethics and Business Conduct organization oversees these reviews and determinations, and refers to the GPP Committee for review and approval or ratification possible conflicts of interest involving executive officers. The factors considered in making the determination include the executive officer’s duties and responsibilities and, if the transaction includes another company, (1) the company or business involved in the transaction, including the product lines and market of the company or business; (2) the relationship between us and the other company or business, if any (for example, if the other company is one of our suppliers, customers or competitors); and (3) the relationship between the executive officer or his or her immediate family and the other company or business (for example, owner, co-owner, employee or representative).

Directors are required to disclose to the independent Board Chair or the GPP Committee Chair any situation that involves, or may reasonably be expected to involve, a conflict of interest with us, including:

•	engaging in any conduct or activities that would impair our relationship with any person or entity with which we propose to enter into a business or contractual relationship;

•	accepting compensation from us other than compensation associated with his or her activities as a nonemployee director unless such compensation is approved in advance by the GPP Committee Chair;

•	receiving improper gifts from persons or entities that deal with us; and

•

using our assets, labor or information for personal use, except as outlined in our policies and procedures or unless approved by the GPP Committee Chair or as part of a compensation or expense reimbursement program available to all directors.

Directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests. Finally, pursuant to our Corporate Governance Principles, we may not, directly or indirectly, extend or maintain credit or arrange for or renew an extension of credit in the form of a personal loan to or for any director or executive officer. We have not adopted a specific written policy for reviewing related-person transactions and consider each transaction in light of the specific facts and circumstances presented under the foregoing policies and procedures, in accordance with applicable SEC rules.

Certain Transactions

The following transactions were reviewed and considered in light of the policies and procedures discussed above.

BlackRock, Inc., or BlackRock, is a beneficial holder of more than 5% of our outstanding common stock based on a review of filings with the SEC. In 2025, affiliates of BlackRock provided investment management services and analytics to The Boeing Company Retirement Plans Master Trust, or Retirement Plans Trust, and received approximately $10.6 million for such services. In 2025, affiliates of BlackRock also provided investment management services and analytics to The Boeing Company Employee Savings Plans Master Trust, or Savings Plans Trust, and received approximately $4.8 million for such services.

2026 Proxy Statement	39

CORPORATE GOVERNANCE

Capital Research Global Investors, or Capital Research, a division of Capital Research and Management Company, was a beneficial holder of more than 5% of our outstanding common stock during 2025 based on a review of filings with the SEC. In 2025, affiliates of Capital Research provided investment management services to the Retirement Plans Trust and received approximately $3.7 million for such services.

FMR LLC, or Fidelity, is a beneficial holder of more than 5% of our outstanding common stock based on a review of filings with the SEC. In 2025, affiliates of Fidelity provided recordkeeping and consulting services to Retirement Plans Trust and Savings Plans Trust, and received approximately $9.8 million and $0.4 million for such services, respectively. Affiliates of Fidelity also provided recordkeeping and administrative services for certain of our non-qualified deferred compensation and equity plans, and received approximately $1.0 million for such services.

From time to time, we may enter into customary relationships and/or purchase services in the ordinary course of business from one or more of the financial institutions named above and/or their respective affiliates.

As previously disclosed, following Mr. Malave’s election as Executive Vice President and Chief Financial Officer in June 2025, the company paid Lockheed Martin Corporation, Mr. Malave’s former employer, $2.0 million in connection with a release of claims relating to Mr. Malave’s employment with the company.

40	2026 Proxy Statement

COMPENSATION OF DIRECTORS

Components of Director Compensation

We have designed our nonemployee director compensation program to achieve the following objectives:

•	align directors’ interests with the long-term interests of our shareholders;

•	attract and retain outstanding director candidates; and

•	recognize the substantial time commitment required to serve as a Boeing director.

The GPP Committee reviews Boeing’s director compensation program on an annual basis, and provides recommendations to the full Board as appropriate. When making its recommendations, the GPP Committee considered director compensation levels at the same group of companies used as the primary peer group for our executive officer compensation. See “Market Data and Compensation Peer Group” on page 52 for more information. Frederic W. Cook & Co., Inc., or FW Cook, served during 2025 as the GPP Committee’s independent consultant with respect to the compensation of our nonemployee directors.

Highlights of our Nonemployee Director Compensation Program

✓	No Fees for Board or Committee Meeting Attendance: Meeting attendance is an expected part of Board service.

✓	Emphasis on Stock-Based Compensation: There is an emphasis on stock-based compensation in the overall compensation mix to align directors’ interests with those of our shareholders.

✓	Recognition of Special Roles: Special roles (such as independent Board Chair and committee chairs) are fairly compensated for their additional time commitments.

✓	Retainer Stock Units Distributed Only After Termination of Service: Retainer stock units granted to directors are distributed as shares of Boeing common stock after termination of Board service, further aligning directors’ interests with the long-term interests of our shareholders.

✓	Robust Stock Ownership Guidelines: Nonemployee directors with more than three years of Board service are required to own Boeing securities with a value of at least three times the annual cash retainer fee, and directors with more than six years of Board service are required to own Boeing securities with a value of at least five times the annual cash retainer fee.

✓	Limited Perquisites and No Related Tax Gross-Ups: Other benefits, such as matching charitable contributions, are limited.

Our nonemployee director compensation program consists of cash retainer fees, as well as retainer stock units that are not distributed until after termination of Board service. We also match director contributions to eligible non-profit organizations, up to a maximum match of $31,000 per year. Directors who are employees of the company do not receive any compensation for their services as directors; thus Mr. Ortberg does not participate in the nonemployee director compensation program.

Cash Retainers

In 2025, each nonemployee director earned an annual cash retainer fee of $135,000. We also paid the following additional annual retainer fees to directors serving in leadership positions, pro-rated to reflect time in those positions where applicable: Board Chair, $250,000; Aerospace Safety Committee Chair, $50,000; Audit Committee Chair, $25,000; Compensation, GPP and Finance Committee Chairs, $20,000 each; and Special Programs Committee Chair, $15,000. Nonemployee directors may defer all or part of their cash compensation into a stock unit account as deferred stock units or into an interest-bearing, cash-based account. Deferred stock units are eligible to earn dividend equivalents, which are credited as additional deferred stock units. Our company has not issued a dividend since March 2020. Directors do not have the right to vote or transfer deferred stock units until they are distributed in shares following their Board service. Directors may elect to receive the distribution of shares in respect of these units (including any accumulated dividend equivalents credited as additional retainer stock units) in a lump sum or in annual payments over a maximum of 15 years beginning no earlier than the January following the year of the director’s termination of service.

Directors elected to defer 2025 cash compensation into deferred stock units as follows: Messrs. Gitlin and Buckley and Lt. Gen. Harris each deferred $135,000 into 713 units; Ms. Good and Messrs. Bradway and Johri each deferred $155,000 into 819 units; Mr. Joyce deferred $185,000 into 977 units; Mr. Mollenkopf deferred $385,000 into 2,034 units; and Ms. Soussan deferred $42,651 into 247 units.

2026 Proxy Statement	41

COMPENSATION OF DIRECTORS

Retainer Stock Units

In 2025, each of our nonemployee directors earned equity compensation valued at $200,000 per year in the form of retainer stock units, which are distributed as shares of Boeing stock after termination of Board service. These retainer stock units further align directors’ interests with the long-term interests of our shareholders. Each nonemployee director received an aggregate of 1,057 retainer stock units for services provided to the Board in 2025, except Ms. Soussan, who received 365 units based on her partial year of service on the Board, and Mr. Tilden, who was elected to the Board effective December 3, 2025, and was awarded restricted stock units in early 2026 for his partial period of service during the fourth quarter of 2025. Retainer stock units are eligible to earn dividend equivalents, which are credited as additional retainer stock units. Our company has not issued a dividend since March 2020. Directors do not have the right to vote or transfer retainer stock units until they are distributed in shares following their Board service. Directors may elect to receive the distribution of shares in respect of these units (including any accumulated dividend equivalents credited as additional retainer stock units) in a lump sum or in annual payments over a maximum of 15 years beginning no earlier than the January following the year of the director’s termination of service.

2025 Director Compensation Table

The following table sets forth 2025 compensation for each nonemployee director.

Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		All Other Compensation ($)(3)	Total ($)
Robert A. Bradway(4)	155,000	200,000		31,000	386,000
Mortimer J. Buckley	135,000	200,000		0	335,000
Lynne M. Doughtie(5)	160,000	200,000		31,000	391,000
David L. Gitlin	135,000	200,000		31,000	366,000
Lynn J. Good(6)	155,000	200,000		31,000	386,000
Stayce D. Harris	135,000	200,000		31,000	366,000
Akhil Johri(7)	155,000	200,000		31,000	386,000
David L. Joyce(8)	185,000	200,000		31,000	416,000
Steven M. Mollenkopf(9)	385,000	200,000		29,500	614,500
John M. Richardson(10)	150,000	200,000		31,000	381,000
Sabrina Soussan(11)	42,651	63,187		0	105,838
Bradley D. Tilden	10,639	0	(12)	31,000	41,639

(1)

Reflects total cash compensation paid in 2025 and includes amounts deferred at the director’s election pursuant to our Deferred Compensation Plan for Directors. Cash compensation for nonemployee directors is paid in four quarterly installments as of the first business day of each quarter and is pro-rated for directors who join or retire from the Board during a quarter.

(2)

Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the retainer stock units awarded to each nonemployee director in 2025. Retainer stock units are awarded in four quarterly installments as of the first business day of each quarter and are pro-rated for directors who join or retire from the Board during a quarter. The grant date fair value for these awards is equal to the fair market value of the underlying Boeing stock on the grant date. The fair market value of a Boeing share for a single trading day is the average of the high and low per share trading prices for Boeing stock as reported by The Wall Street Journal for the New York Stock Exchange Composite Transactions. The following table sets forth the aggregate number of deferred stock units accumulated in each director’s account as of December 31, 2025, from deferrals of cash compensation and retainer stock units, including additional deferred stock units credited as a result of dividend equivalents earned with respect to the deferred stock units.

42	2026 Proxy Statement

COMPENSATION OF DIRECTORS

Director	Accumulated Deferred Stock Units
Robert A. Bradway	15,049
Mortimer J. Buckley	1,770
Lynne M. Doughtie	5,165
David L. Gitlin	6,511
Lynn J. Good	16,145
Stayce D. Harris	7,898
Akhil Johri	10,491
David L. Joyce	8,705
Steven M. Mollenkopf	12,334
John M. Richardson	6,433
Sabrina Soussan	2,359
Bradley D. Tilden	0

(3)	Consists of gift matching of charitable contributions under the Board Member Leadership Gift Match Program (directors derive no financial benefit from these charitable contributions).

(4)	Mr. Bradway served as GPP Committee Chair all of 2025.

(5)	Ms. Doughtie served as Audit Committee Chair all of 2025.

(6)	Ms. Good served as Compensation Committee Chair all of 2025.

(7)	Mr. Johri served as Finance Committee Chair all of 2025.

(8)	Mr. Joyce served as Aerospace Safety Committee Chair all of 2025.

(9)	Mr. Mollenkopf served as Chair of the Board all of 2025.

(10)	Admiral Richardson served as Special Programs Committee Chair all of 2025.

(11)	Ms. Soussan did not stand for re-election at the 2025 annual meeting of shareholders on April 24, 2025.

(12)

Mr. Tilden was elected to the Board effective December 3, 2025, and was awarded restricted stock units in early 2026 for his partial period of service during the fourth quarter of 2025. The aggregate grant date fair value of these restricted stock units ($15,761) will be reported in next year’s proxy statement, in accordance with SEC rules.

Director Stock Ownership Requirements

Our Corporate Governance Principles require each nonemployee director with more than three years of Board service to own stock or stock equivalents with a value of at least three times the annual cash retainer fee, and directors with more than six years of Board service to own stock or stock equivalents with a value of at least five times the annual cash retainer fee. The GPP Committee annually reviews whether each nonemployee director has met the applicable requirement. Each director currently exceeds his or her applicable stock ownership requirement. In accordance with our insider trading policy, directors are prohibited from engaging in hedging or pledging transactions involving Boeing securities, and directors are only permitted to trade Boeing securities during an open trading window and after receiving pre-clearance from the Corporate Secretary.

Nonemployee directors hold, on average, Boeing stock or stock equivalents valued at >16x the nonemployee director annual cash retainer fee

Independent Compensation Consultant

The Compensation Committee directly engaged FW Cook to serve as its independent compensation consultant during 2025. The GPP Committee also engaged FW Cook during 2025 to serve as its independent compensation consultant relating to nonemployee director compensation. In connection with performing these roles, FW Cook took direction from the Compensation and GPP Committees, as applicable, reported directly to the committees, and did not provide any other services to Boeing. The total amount of fees paid to FW Cook for services to the committees in 2025 was $511,969. FW Cook received no other fees or compensation from us. The Compensation Committee assessed the independence of FW Cook pursuant to SEC and NYSE rules and determined that no conflict of interest exists that would prevent or has prevented it from independently advising the Compensation and GPP Committees. For more information, see “Determination of Executive Compensation” beginning on page 51.

2026 Proxy Statement	43

APPROVE, ON AN ADVISORY BASIS, NAMED

EXECUTIVE OFFICER COMPENSATION (ITEM 2)

PROPOSAL SUMMARY

Pursuant to Section 14A of the Securities Exchange Act of 1934, or the Exchange Act, shareholders are being asked to approve, on an advisory basis, the compensation of the named executive officers as set forth under the heading “Compensation Discussion and Analysis” and in the accompanying compensation tables and material. We expect that the next advisory vote on executive compensation will occur at our 2027 Annual Meeting of Shareholders.

The Board recommends that you vote FOR the resolution approving named executive officer compensation.

To Our Shareholders:

At our 2025 Annual Meeting—our first meeting following the election of Kelly Ortberg as CEO in 2024—you gave us a strong vote of confidence when you approved with 85% support the compensation of our named executive officers. Since then, under Kelly and his revamped leadership team, Boeing has made significant strides in stabilizing our operations and regaining the trust of our stakeholders. The foundation of this progress is the executive team’s relentless pursuit of a company culture built on safety and quality, trust, people focus, ownership and innovation. During the year, the company implemented a new performance management system built on our new Values and Behaviors, emphasizing the importance of how employees do their jobs as well as what they accomplish, launched enhanced training and leadership development programs, and deployed regular employee surveys to ensure our workforce is being heard at the highest levels of the company. This work has borne fruit, in the form of our highest commercial deliveries since 2018, record backlog for our products and services, and beginning to earn back the trust of our regulators and customers. You, our shareholders, have shared in the company’s success with total shareholder return at the 72nd percentile of the S&P 500 Index from Kelly’s election through the end of January 2026.

Our compensation programs in 2025, described below and in the Compensation Discussion and Analysis that follows, were designed to reflect this focus on a unified culture and advance our cultural transformation. Based on the principle that we rise or fall as one company, we introduced a One Company Score for our annual incentive plan, which determined incentive payouts not only for our executive leadership team but for over 100,000 employees around the world. Metrics and goals in our annual incentive plan focused on clearly establishing and communicating key enterprise-wide priorities. The importance of performing under our Safety & Quality Plan and executing key milestones was reinforced through the annual incentive Operational Scorecard.

This year, we are again seeking your support for our executive compensation program. The changes we implemented in early 2025 were informed by the feedback heard through extensive engagement with our shareholders, which further guided our decisions during the rest of the year and into early 2026. We are confident that our program, designed to reinforce our cultural transformation efforts and heavily weighted toward variable pay components that deliver value contingent upon sustained company and individual performance, is aligned with the long-term interests of our shareholders and our core pay for performance philosophy.

Our commitment to pay for performance is reflected in pay outcomes under our 2025 annual incentive plan and our 2023-2025 long-term incentive awards.

•	Our annual incentive plan payout at 131% of target was driven by significant improvement in financial and operational performance during 2025

•

Payout of 0% for three-year performance stock units (PSUs) granted in 2023 was aligned to below-threshold performance against three-year cumulative free cash flow goals over the 2023-2025 performance period

In 2025, we adopted a single enterprise-wide incentive structure—the One Company Score—to govern annual incentive payouts for our executive leadership team and a significant portion of our global workforce. This structure aligned our team behind our most critical financial and operational goals established at the start of the year. The resulting payout at 131% of target reflected significant progress toward stabilizing our business, including achieving planned production rate increases in coordination with the FAA, increasing commercial airplane deliveries by 72% compared to 2024, lower cash usage and generation of positive free cash flow in the second half of the year for the first time since 2023, and increased demand for our products and services as reflected in record-breaking backlogs across all three business units and a total company backlog of approximately $680 billion as of 2025 year-end.

We took another important step to support production stability by completing the acquisition of Spirit AeroSystems, reinforcing our efforts to improve safety and quality throughout our factories, operations and supply chain. Our sustained focus on safety and execution enabled us to increase production rates on our 737 and 787 program following

44	2026 Proxy Statement

APPROVE, ON AN ADVISORY BASIS, NAMED EXECUTIVE OFFICER COMPENSATION (ITEM 2)

our disciplined rate readiness process guided by our Safety Management System. On the defense side, improved operational performance led to higher delivery volume and operating margins compared to 2024, we continued to make progress toward key milestones in our fixed-price development programs, and we won the F-47 contract to design, build and deliver the U.S. Air Force’s next generation fighter aircraft. In our global services business, we successfully divested portions of our digital aviation solutions business, secured our largest ever commercial component services deal, and ended the year with record orders of $28 billion and a record backlog of $30 billion. While we encountered challenges during the year, including certification delays in our 777X program, we believe the company’s overall performance during 2025 reflected our commitment to and progress toward re-earning the trust of our commercial and government customers, key regulators, shareholders and other stakeholders.

Although we made significant progress in the company’s turnaround during 2025, the performance-based awards granted to our executive team in 2023 paid out at 0% due to below-threshold cumulative free cash flow results over the 2023-2025 performance period. This outcome was primarily driven by impacts from the production slowdown following the 737-9 door plug accident and the IAM work stoppage in 2024, as well as fixed price development program challenges. The Compensation Committee did not make any adjustments to this compensation outcome, which was aligned to the company’s performance over the period and consistent with our commitment to pay for performance.

We have listened, and will continue to listen, to your feedback as our executive compensation program evolves in connection with the stabilization of our business, and we are committed to providing transparent disclosure about pay decisions.

•	Our annual incentive plan will continue to incorporate metrics tied to the safety of our people and our products, to drive consistent focus on safety

•

In early 2026, our long-term incentive program shifted to remove premium-priced stock options (PPSOs) and incorporate PSUs tied to pre-set financial metrics and relative total shareholder return, as well as restricted stock units (RSUs) subject to holding requirements

During 2025, we spent time previewing our program design for our shareholders and were pleased to hear overall general support for our priorities. Our independent Board Chair, Aerospace Safety Committee Chair and Compensation Committee Chair participated in a number of these meetings. In these meetings, our shareholders encouraged us to continue linking executive pay to safety performance. Our annual incentive plan for 2025 featured an Operational Scorecard comprising 20% of the overall score, which tracked and assessed our achievement of safety goals that are critical to stabilizing our production system at the highest safety and quality standards in our industry. Through these efforts, we reduced rework across our airplane programs by 60%, operated in alignment with our Safety & Quality Plan and assessed key performance indicators developed in conjunction with the FAA to determine when our production system is ready for rate increases. We plan to maintain this incentive structure in 2026, to drive continued focus on safety and quality throughout our company.

In early 2025, we made the decision to incorporate PPSOs into our long-term incentive program for executive officers . At the time, we explained that this change was primarily due to the challenges posed by our volatile business environment to setting realistic long-term financial goals, but we also committed to regularly review our program to determine how and when to make a change. In early 2026, as a direct result of the substantial progress made during 2025 toward stabilizing our business and in alignment with our commitment to continuously evaluate our program, we decided to remove PPSOs from our vehicle mix and move back to PSUs for our executive leadership team. These PSUs, which comprise 30% of each executive officer’s long-term incentives, are tied to pre-set three-year financial targets established under our long-range business plan and relative total shareholder return, to reinforce alignment between the interests of our shareholders and our senior leaders. To further strengthen that alignment over the long term, we also granted 20% of each executive officer’s long-term incentive target in the form of RSUs subject to three-year cliff vesting and a requirement that the executive must hold the vested shares for two years following vesting, with the remaining 50% delivered in the form of RSUs subject to three-year ratable vesting. We will continue to regularly seek the feedback of our shareholders on our program, and we remain committed to providing clear and transparent explanations for key decisions impacting execution compensation.

We appreciate the time you take to read this disclosure, and we look forward to your support for this year’s say on pay vote.

Sincerely,

Members of the Compensation Committee

Lynn J. Good, Chair

Robert A. Bradway

Lynne M. Doughtie

Steven M. Mollenkopf

2026 Proxy Statement	45

COMPENSATION COMMITTEE REPORT

Management has prepared the Compensation Discussion and Analysis, beginning on page 47. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee

Lynn J. Good, Chair

Robert A. Bradway

Lynne M. Doughtie

Steven M. Mollenkopf

46	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis, or CD&A, describes our executive compensation programs for our 2025 named executive officers, or NEOs.

Our 2025 Named Executive Officers

Robert Kelly Ortberg President and Chief Executive Officer

Jesus Malave, Jr. Executive Vice President and Chief Financial Officer

Stephanie F. Pope Executive Vice President; President and Chief Executive Officer, Boeing Commercial Airplanes

Brett C. Gerry Chief Legal Officer and Executive Vice President, Global Compliance

Jeffrey S. Shockey Executive Vice President of Government Operations, Global Public Policy & Corporate Strategy

Brian J. West Former Executive Vice President and Chief Financial Officer

CD&A Roadmap

Executive Summary	48

• Overview of 2025 Financial and Operational Performance

• Our CEO’s 2025 Compensation

• Leadership Changes in 2025

• How Our Pay Programs Drive Product Safety

• How We Align Pay to Shareholder Interests

Determination of Executive Compensation	51

• Role of Board, Management and Consultant

• Shareholder Engagement on Executive Compensation

• When Decisions Are Made

• NEO Individual Performance Assessment Process

• Independent Compensation Consultant

• Market Data and Compensation Peer Group

2025 Executive Compensation Structure	53

• Target Total Direct Compensation

• Base Salary

• Annual Incentive Plan

• Long-Term Incentive Program

Early 2026 Changes to Our Program	58

Other Program Features and Policies	58

• Retirement Benefits

• Perquisites and Other Executive Benefits

• Severance Benefits

• Executive Stock Ownership and Stock Holding Requirements

• Equity Granting Policies and Practices

• Insider Trading Policy

• Clawback Policy

• Tax Gross-Ups

• Accounting Implications

Compensation Committee Interlocks and Insider Participation	62

Compensation and Risk	62

2026 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Overview of 2025 Financial and Operational Performance

Our executive compensation program is designed to align executive pay with our financial and operational performance and the creation of long-term value for our shareholders. In 2025, we saw significant performance improvement in a number of key financial metrics as compared against 2024 and ended the year with record order backlogs for all three business units.

*	Non-GAAP measures. See Appendix A on page A-1 for definitions and reconciliations.

Our CEO’s 2025 Compensation

Total target 2025 compensation for Mr. Ortberg was set by the Board in connection with his hire in August 2024. As shown below, Mr. Ortberg’s compensation is heavily weighted toward variable, performance-based elements. His total target 2025 compensation of $22,000,000 approximated the market median for his role.

While the chart above summarizes Mr. Ortberg’s target pay for 2025, his actual pay realized during or with respect to 2025 is set forth on the next page. This reflects the fact that most of Mr. Ortberg’s compensation since his hire in 2024 is subject to long-term vesting requirements, which have not yet been satisfied. This structure serves to align Mr. Ortberg’s interests with those of our shareholders.

48	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Leadership Changes in 2025

Mr. Shockey was elected Executive Vice President of Government Operations, Global Public Policy & Corporate Strategy effective February 24, 2025.

Mr. Malave was elected Executive Vice President and Chief Financial Officer effective August 15, 2025. Mr. West, who previously held that role, transitioned to the role of Special Advisor to the Chief Executive Officer.

The new hire compensation arrangements for Messrs. Shockey and Malave are described under “2025 Executive Compensation Structure” starting on page 53.

How Our Pay Programs Drive Product Safety

Over 100,000 of our employees, including our most senior executives, participate in plans governed by our annual incentive score, which has included metrics relating to safety and quality since we first introduced an operational element in 2021. Many of our other employees who do not participate in plans governed by our annual incentive score (including employees who are subject to collective bargaining agreements) can also earn incentives based on safety and quality performance assessed at the site level, with metrics largely aligned to those utilized in our annual incentive plan.

While we continue to evolve our incentive plan goals as our business circumstances change, our standard for how those goals must be achieved is captured in our Values and Behaviors, which prioritize a focus on safety and quality, trust, people focus, ownership and innovation. We are working to create a culture where all employees feel empowered to speak up, follow through, ask for help, be curious and courageous, and do the right thing. Our leaders are expected to lead by example and live by these values every day, and their performance in these areas is considered for purposes of individual performance assessments impacting pay decisions.

How We Align Pay to Shareholder Interests

Our executive compensation and benefit programs are designed to ensure that our executives are focused on building long-term, sustainable growth for our shareholders in a manner consistent with our mission and our strategic plan. We do this by attracting, retaining and rewarding leaders who strive to effectively drive strong financial and operating performance through their commitment to our Values and Behaviors.

Pay for Performance	A significant portion of pay for senior leaders is performance-contingent, variable and directly linked to individual and company performance, including financial and operational performance that drives the creation of long-term shareholder value. Leaders are held accountable for business outcomes.

Commitment to Values and Behaviors	Individual executives are assessed not only on their business outcomes but their commitment to our values of safety and quality, trust, people focus, ownership and innovation, as demonstrated through behaviors that reinforce those values. Our annual incentive plan incorporates specific and measurable goals relating to safety and quality. Pay is subject to clawback, including in the event of certain types of misconduct or negligent conduct, particularly where such behavior compromises the safety of our products or services.

Market-Driven Competitive Pay	Pay is benchmarked against market data and our 19-member peer group as a starting point, with flexibility to adjust compensation elements based on a range of factors, including job requirements, internal pay data, business needs, unique market considerations and the executive’s experience, qualifications and performance, to attract and retain critical talent.

2026 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Focus	Pay is heavily weighted toward long-term stock-based components reflecting the length of our business cycle, driving focus on strategic long-term priorities. Annual and short-term incentives are designed within the construct of multi-year business plans.

Risk Reduction and Mitigation	Compensation programs are carefully structured to incentivize strong performance without creating undue risk or an environment where short-term goals take precedence over long-term sustainable growth.

To implement our compensation philosophy, we employ a rigorous, data-driven approach with the input of multiple key stakeholders and independent advisors. Throughout this process, we adhere to certain best practices as outlined below.

WHAT WE DO	WHAT WE DON’T DO

Significant portion of executive officer pay is variable and linked to company and individual performance

Emphasis on long-term stock-based compensation, driving focus on strategic long-term priorities

Rigorous stock ownership requirements

Robust clawback policy covering certain types of misconduct or negligent conduct that compromises the safety of our products or services

Active engagement with shareholders and an annual shareholder say on pay vote

Independent compensation consultant reports directly to Compensation Committee

Compensation Committee and independent compensation consultant review programs for sound risk management

No performance-based incentive payouts if performance levels are not achieved

No uncapped incentive award payouts

No tax gross-ups, other than for certain relocation expenses

No excessive perquisites

No employment agreements or contracts (except where required by non-U.S. law)

No change in control arrangements

No pledging or hedging of Boeing stock by executives or directors

No re-pricing of stock options without shareholder approval

50	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Determination of Executive Compensation

Role of Board, Management and Consultant

The Compensation Committee establishes, reviews and approves all elements of NEO compensation, working with the independent members of the Board, the Compensation Committee’s independent compensation consultant, the Aerospace Safety and GPP Committees and management as described below.

Shareholder Engagement on Executive Compensation

Shareholder input has consistently featured as a key consideration of the Compensation Committee as we adapt our executive compensation program to changing circumstances, and this was especially the case in 2025. The Compensation Committee will continue to consider say on pay vote results and feedback from shareholders when reviewing our executive compensation programs and practices.

When Decisions Are Made

The timeline below summarizes the key reviews and decisions undertaken by the Compensation Committee throughout a typical year. As shown, our executive compensation design is set early in the performance year, before the shareholder

2026 Proxy Statement	51

COMPENSATION DISCUSSION AND ANALYSIS

say on pay vote occurs at our annual shareholder meeting; however, shareholder feedback obtained during our spring shareholder engagement (following the filing of our annual proxy statement) as well as the fall informs our ongoing decision-making throughout the year and in preparation for the following year.

NEO Individual Performance Assessment Process

Individual performance of our executive officers is evaluated by the Compensation, GPP and Aerospace Safety Committees and reviewed with the other independent directors of the Board. The CEO also participates in this evaluation with respect to other executive officers. Individual performance assessments are based on each executive officer’s business achievements, contributions and overall performance. These assessments also evaluate how each executive officer exemplified and championed our Values and Behaviors, including a strong commitment to safety, quality and our people, as well as leadership that reinforces trust, accountability and innovation.

The above process is used to determine individual performance scores for each executive officer, which are expressed as a percentage ranging from 0 to 120% and may increase or decrease the officer’s earned annual incentive payout for the year. The independent directors of the Board approve the individual performance score for the CEO. After reviewing the CEO’s recommendations, as well as input gathered in consultation with the Aerospace Safety and GPP Committees, the Compensation Committee approves the individual performance scores for all other executive officers.

Independent Compensation Consultant

The Compensation Committee engaged FW Cook to serve as its independent compensation consultant during 2025. The GPP Committee also engaged FW Cook during 2025 to serve as its independent compensation consultant relating to nonemployee director compensation. In connection with performing these roles, FW Cook took direction from the Compensation and GPP Committees, as appropriate, reported directly to the committees and did not provide any other services to the company. The Compensation and GPP Committees have the sole authority to modify or approve FW Cook’s compensation, determine the nature and scope of its services, evaluate its performance, terminate its engagement and hire a replacement or additional consultant at any time.

The Compensation Committee assessed the independence of FW Cook pursuant to SEC and NYSE rules and determined that no conflict of interest existed or exists that would prevent the firm from independently representing the Compensation and GPP Committees. In making this assessment, the Compensation Committee considered each of the factors set forth by the SEC and the NYSE with respect to FW Cook’s independence, including that the firm provided no services for Boeing other than pursuant to its engagement by the Compensation and GPP Committees. The Compensation Committee also determined there were no other factors the committees should consider in connection with the assessment or that were otherwise relevant to the committees’ engagement of FW Cook.

Market Data and Compensation Peer Group

Given the complexity and scale of our business operations, we compete with a wide variety of companies for executive talent. To ensure that our pay program is competitive, we typically utilize market data as a starting reference point when making executive pay decisions.

We maintain a compensation peer group comprised of leading U.S.-based companies, with an emphasis on aerospace and/or industrial manufacturing companies, that have a technology focus, large global operations, a diversified business structure, revenues and market capitalization. We also use this peer group as a comparison reference point for the design of our annual and long-term incentive programs and our limited executive perquisite offerings. On at least an annual basis, the Compensation Committee, working with its independent compensation consultant, reviews the

52	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

composition of this peer group and determines whether any changes should be made. For purposes of 2025 decision-making, Boeing’s primary peer group consisted of the 19 companies listed below.

2025 COMPENSATION PEERS

3M	Ford	Microsoft
AT&T	General Dynamics	Northrop Grumman
Caterpillar	Honeywell	Procter & Gamble
Chevron	IBM	RTX
Cisco Systems	Intel	United Parcel Service
ExxonMobil	Johnson & Johnson	Verizon Communications
Lockheed Martin

For 2026, our peer group has been updated to remove 3M following its divestiture of a significant business segment and to add GE Aerospace, which is an industry peer following its divestiture of non-aerospace divisions in recent years. Otherwise, the group of companies above has constituted our peer group since 2018, with other changes made solely to reflect merger and divestiture activity within the group. Although our financial results and market capitalization over recent years have been severely and negatively impacted by multiple challenges, a core goal of our compensation program is to attract, retain and motivate the leaders we need to rebuild the company’s financial strength back up to (and beyond) pre-2019 levels. Accordingly, we believe that this peer group generally continues to represent the appropriate reference point for competitive pay benchmarking.

Our primary data sources for peer group compensation are proxy statements and other SEC filings, supplemented by survey data provided by Willis Towers Watson and obtained through its Executive Compensation Survey. For all our NEO positions, benchmarking data is compiled for the 25th, 50th and 75th percentiles for each element of compensation (base salary, annual incentive target and long-term incentive target) as well as total direct compensation.

2025 Executive Compensation Structure

Target Total Direct Compensation

The Compensation Committee and, with respect to salary for our executive officers and all components of pay for our CEO, the Board, make annual pay decisions for our executive officers within a target total direct compensation framework. This framework includes three principal elements of executive compensation: base salary, annual incentive and long-term incentives. Each element, as well as the total, is generally benchmarked by role against market data and our 19-member peer group using median pay as a starting point; however, elements can and typically do vary from the median based on factors such as job requirements, internal pay data, business needs, unique market considerations and the executive officer’s competencies, skills, experience, contributions, qualifications, performance and the assumption of new responsibilities or promotions. There are no specific weightings assigned to these factors.

Our program is heavily weighted toward variable compensation and incorporates short- and long-term performance, financial and operational performance, and individual performance.

	FIXED	VARIABLE
Named Executive Officer	Base Salary ($)[1]	Annual Incentive Target[2]		Long-Term Incentive Target ($)	2025 Target Total Direct Compensation ($)
		(% of Base Salary)	($)

Robert K. Ortberg	1,500,000	200%	3,000,000	17,500,000	22,000,000

Jesus Malave, Jr.	1,050,000	120%	1,260,000	N/A	2,310,000

Stephanie F. Pope	1,200,000	167%	2,004,000	10,000,000	13,204,000

Brett C. Gerry	960,000	100%	960,000	4,500,000	6,420,000

Jeffrey S. Shockey	760,000	90%	684,000	2,500,000	3,944,000

Brian J. West	1,040,000	110%	1,144,000	6,000,000	8,184,000

(1)	Amounts reflect annual base salary rates set in February 2025, or otherwise in connection with the executive officer’s hire.

(2)

Dollar-denominated targets reflect full-year target amounts. These targets are typically pro-rated for partial years of service; however, Mr. Malave was approved to receive a full-year annual incentive award for 2025 in connection with his hire.

2026 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS

While the preceding table summarizes the standard elements of compensation for our NEOs during 2025, Messrs. Malave and Shockey both received non-recurring awards upon hire during 2025, as described below. These new hire awards were granted to compensate for awards forfeited at a prior employer or to induce them to accept our offer, and the equity awards provided immediate alignment of interests between each executive and our shareholders. The Compensation Committee also referenced competitive market data consistent with our overall compensation-setting approach when determining new hire award values, along with other standard pay components.

	NEW HIRE AWARDS
Named Executive Officer	Cash Awards ($)	Equity Awards ($)	2025 Total New Hire Awards ($)

Jesus Malave, Jr.	8,500,000	9,500,000	18,000,000

Jeffrey S. Shockey	—	2,500,000	2,500,000

To make up for unvested equity awards which Mr. Malave forfeited at his prior employer, he received a cash award of $1,500,000, an award of RSUs valued at $5,000,000 that vests in two equal installments on the first and second anniversaries of grant, and an award of PPSOs valued at $4,500,000 that vests on the third anniversary of grant and features an exercise price equal to 120% of a share’s fair market value on the grant date. Mr. Malave also received an additional cash award of $7,000,000 intended to offset the value of shares clawed back from his prior employer. Both cash awards are subject to full repayment if Mr. Malave voluntarily leaves the company within two years of hire.

Although Mr. Shockey’s base salary and annual and long-term incentive awards would not place him among the named executive officers, in 2025, Mr. Shockey received a one-time equity award of $2,500,000 in connection with his hire, which vests in two equal installments on the first and second anniversaries of grant.

Base Salary

Base salaries provide a fixed level of cash compensation for each executive. The Board reviews and approves adjustments, if any, to NEO base salaries in February. In 2025, Mr. Gerry’s base salary was increased by approximately 7% to bring him closer to market median for his role, and Mr. West’s base salary was increased by 4% (consistent with the company’s standard cost of living increase). No changes were made to the base salaries of our other NEOs during 2025.

Annual Incentive Plan

The annual incentive plan is designed to drive near-term program execution and operational excellence. The Compensation Committee generally sets annual incentive award targets for our NEOs each February, and the independent members of the Board also approve the CEO’s target. Beginning in 2025, the Compensation Committee began setting annual incentive targets expressed as a percentage of base salary, rather than a fixed dollar amount. No changes were made to the annual incentive targets for our NEOs during 2025, except those arising from the impact of the target being expressed as a percentage of base salary.

Actual incentive awards are determined as follows:

One Company Score. Prior to 2025, our annual incentive plan payouts were driven by separate business unit scores, determined based on performance against formulaic financial and operational targets at both the business unit and enterprise levels. For 2025, we shifted to a single enterprise-wide incentive score based 80% on performance against pre-established financial targets for free cash flow, core earnings/(loss) per share and revenue, and 20% on progress toward achieving specific operational safety and execution priorities. This One Company Score determines payouts not only for our executive officers, but for our entire executive team and over 100,000 of our employees around the world, and serves to unify our workforce around our common mission. It is expected that both maximum performance and performance resulting in zero payout would be infrequent.

54	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The goals underlying the One Company Score incorporate expectations regarding the probability of achieving performance goals, key risks and a degree of “stretch” to appropriately incentivize superior performance. For our financial metrics, actual performance that is higher or lower than target for any metric is assigned a percentage score between 0% and 200% based on a curve established by the Compensation Committee, with a score of 100% corresponding to target performance. For our operational safety and execution goals, a score of 100% similarly corresponds to on-plan performance, while higher and lower scores within a 0% to 200% range can be assigned by the Compensation Committee using a scorecard approach.

Financial Performance Metrics (80% weight). The metrics used to determine financial performance for our 2025 annual incentive plan were selected to drive performance in specific areas critical to our business, as described below.

Free Cash Flow[1] drivers	Core Earnings/(Loss) Per Share[2] drivers	Revenue drivers
• First-time quality and safety • On-time delivery • Disciplined asset inventory and cash management • Disciplined investments in productivity and innovation	• First-time quality and safety • On-time delivery • Continued innovation • Operating cost management and achievement of productivity targets	• First-time quality and safety • On-time delivery

(1)	Free cash flow is a non-GAAP measure and is defined as GAAP operating cash flow, less capital expenditures for property, plant and equipment additions.

(2)	Core earnings/(loss) per share is defined as the segment profit (or loss) per share remaining after subtracting operating costs from revenues.

Our 2025 financial goals and outcomes are summarized in the chart below.

Adjustments Within Limited Framework. The Compensation Committee limits its ability to adjust reported financial results for incentive plan purposes to circumstances where such adjustments are necessary to more accurately reflect the core operating performance of the company, pursuant to criteria approved at the time of goal-setting. These limited adjustments may have either unfavorable or favorable impacts on results. For 2025, free cash flow was adjusted upward from ($1.9B) to ($0.5B), core earnings/(loss) per share was adjusted downward from $1.19 to ($10.72), and revenue was adjusted upward from $89.5B to $89.8B, in each case, to reflect the impact of the divestiture of portions of our digital aviation solutions business and our acquisition of Spirit AeroSystems during the year.

2026 Proxy Statement	55

COMPENSATION DISCUSSION AND ANALYSIS

Safety & Execution Operational Scorecard (20% weight). This component of the One Company Score was designed to reinforce a company-wide focus on specific safety and execution goals critical to the company’s long-range business plan. For 2025, our safety priorities focused on key performance indicators (KPIs) developed in cooperation with the FAA as part of our Safety & Quality Plan and operationalized across both commercial and defense key programs: employee proficiency, notice of escape rework hours, supplier shortages, rework hours per airplane, travelers at factory rollout and ticketing performance. These KPIs provide a real-time mechanism for assessing the health of our production system and determining readiness for production rate increases. We also assessed implementation of action items under our Safety & Quality Plan and reduction in our recordable case rate (measuring employee injury rates). The Compensation Committee monitored the company’s performance with respect to these goals throughout the year and received regular progress updates directly from the CEO. Specific weightings were not assigned to any specific goal; rather, the final operational performance score was determined by the Compensation Committee based on a holistic review of the company’s performance in each goal area and the relative impact of that performance on our business.

Our execution priorities for the year were designed to drive progress toward milestones underlying our long-range business plan, including for key derivative and fixed price development programs, and to improve our ability to meet customer commitments.

2025 ANNUAL INCENTIVE PLAN OPERATIONAL SCORECARD

20% of One Company Score

	SAFETY	EXECUTION
Goal Areas	Operate key commercial and defense programs within production health KPI control limits Complete 2025 actions under Safety & Quality Plan Achieve targeted recordable employee injury case rate	Meet key commercial and defense program milestones Meet milestones for on-time services delivery, integration of distribution services and aircraft seats development
Key Outcomes & Impact	✓ Operated within KPI control limits for employee proficiency, notice of escape rework hours, supplier shortages, rework hours per airplane, travelers at factory rollout and ticketing performance with respect to key commercial programs, resulting in FAA concurrence on increasing 737 MAX production cap in late 2025 and keeping the company on track for future rate increases ✓ Achieved 30% reduction in rework in our 737 and 787 airplane programs ✓ Met 2025 milestones under our Safety & Quality Plan, including simplifying more than 5,100 work instruction documents for commercial airplanes ✓ Achieved recordable injury case rate (number of recordable employee injuries per one hundred employees) of 1.54 vs. target of 1.6	✓ Identified final design changes to address engine anti-ice issues for 737-7 and 737-10 airplanes and received FAA approval to enter major certification milestone (TIA Phase 3) for 777-9 ✓ Applied active management to complete defense program milestones across the CST-100, MQ-25, T-7 and VC-25B programs, including the U.S. Navy MQ-25 inaugural engine run and delivery of the first operational T-7A Red Hawk to the U.S. Air Force ✓ Deployed next generation enterprise resource planning system (SAP S/4HANA) across distribution services and launched unified ecommerce website ✓ Achieved above-target performance in on-time services delivery in our global services business ✗ Certification delays in 737-7, 737-9, and 737-10 programs impacting delivery schedule ✗ Seats certification program delayed, impacting 2025 production volumes

THRESHOLD	TARGET	MAXIMUM	SCORE	WEIGHTED SCORE
0%	100%	200%	75%	15%

The financial and operational performance described above resulted in a One Company Score of 131% for our 2025 annual incentive plan.

Individual Performance Score. The individual performance score for each NEO acts as a multiplier (ranging from 0% to 120%) to each NEO’s calculated incentive payout, and can serve to reduce or eliminate the payout for poor performance and increase the payout by up to 20% for exceptional performance. The target score is 100%. For 2025, the Compensation Committee (and the Board, with respect to Mr. Ortberg) approved individual performance scores at

56	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

target for all our NEOs, resulting in no adjustment to any NEO’s annual incentive payout. The decision to score each NEO at 100% and make no adjustments to their calculated incentive payout was based on:

•	The Compensation Committee’s assessment of each NEO’s individual performance impacting safety and quality;

•

Recognition of the teamwork and collaboration among members of our senior leadership team and across all areas of the businesses and functions they lead, which contributed to significantly improved financial and operational performance during 2025; and

•	Reinforcement of the one-team approach adopted by our annual incentive plan structure in 2025, to drive alignment on operational priorities, accountability and a culture of unity.

Final 2025 Annual Incentive Plan Payouts

The outcomes described above resulted in the following incentive payouts for our NEOs.

Named Executive Officer	Target($)	One Company Score	Individual Performance Score	Payout ($)
Robert K. Ortberg	3,000,000	131%	100%	3,930,000
Jesus Malave, Jr.	1,260,000[1]	131%	100%	1,650,600
Stephanie F. Pope	2,004,000	131%	100%	2,625,240
Brett C. Gerry	960,000	131%	100%	1,257,600
Jeffrey S. Shockey	582,805[2]	131%	100%	763,475
Brian J. West	1,144,000	131%	100%	1,498,640

(1)	Mr. Malave was approved to receive a full-year (not pro-rated) annual incentive award target in connection with his hire in August 2025.

(2)	Mr. Shockey’s target was pro-rated to reflect his partial period of employment during the year, as he joined the company in February 2025.

Long-Term Incentive Program

Vesting of 2023-2025 Long-Term Incentive Awards. Messrs. Gerry and West and Ms. Pope received long-term incentive awards for the 2023-2025 performance period in the form of PSUs weighted at 55% of target, and time-vested RSUs weighted at 45% of target. These awards vested on February 17, 2026. Messrs. Ortberg, Malave and Shockey did not receive these awards as they joined the company after the 2023 grant date. As shown below, the PSUs, which were based on three-year cumulative free cash flow performance against pre-set goals, paid out at 0%. Below-threshold performance was driven primarily by impacts from the production slowdown following the 737-9 door plug accident and the IAM work stoppage in 2024, as well as fixed price development program challenges. The Compensation Committee elected to make no adjustments to reported financial results for purposes of our PSUs.

Grant of 2025-2027 Long-Term Incentive Awards. The Compensation Committee generally sets long-term incentive award targets, denominated in dollars, for our NEOs each February, and the independent members of the Board also approve the CEO’s target. In 2025, Mr. Gerry’s target was increased by approximately 13% to bring him closer to market median for his role. No changes were made to the long-term incentive award targets for our other NEOs in 2025. Mr. Malave did not participate in our 2025 long-term incentive award program as he was hired in August 2025.

2026 Proxy Statement	57

COMPENSATION DISCUSSION AND ANALYSIS

Our NEOs, other than Mr. Malave, received their long-term incentive awards comprised 55% in the form of PPSOs and 45% in the form of time-vested RSUs. The Compensation Committee determined that an adjustment to the mix of vehicles used to deliver long-term incentives (from PSUs to PPSOs) was necessary due to the uncertainty of our business environment, primarily caused by operational challenges, regulatory and geopolitical volatility, lingering impacts of the IAM work stoppage and supply chain disruption.

•

Premium priced-stock options. Our PPSOs are subject to three-year cliff vesting and feature a ten-year exercise term. The exercise price was set at 120% of the fair market value of a share of our common stock on the grant date, requiring our NEOs to deliver meaningful shareholder returns before the PPSOs provide value.

•

Restricted stock units. Our RSUs vest in installments of 33%, 33% and 34% on each of the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date.

Our NEOs’ long-term incentive awards are forfeited if the NEO terminates employment before the applicable vesting date, with limited exceptions for qualifying retirement, layoff, death and long-term disability. In a change from prior years, NEOs must remain employed for at least six months following the grant date before becoming eligible for preferential vesting treatment upon qualifying retirement, regardless of age or years of service.

Early 2026 Changes to Our Program

In early 2026, the Compensation Committee adjusted our long-term incentive program for executive officers to remove PPSOs. While PPSOs were determined to be the most appropriate vehicle in 2025 given the challenges to long-range goal setting caused by our volatile business environment, our progress toward stabilization last year enabled the Compensation Committee to shift to incorporating an award component linked to pre-set target performance levels this year.

Our 2026-2028 PSUs, weighted at 30% of each executive’s long-term incentive award, will pay out based on two separate measures. 50% of the PSUs will be tied to cumulative free cash flow goals over the three-year performance period and will pay out between 0% to 200%. The remaining 50% of the PSUs will pay out based on our total shareholder return performance as compared to S&P 500 companies over a three-year performance period, and will pay out between 0% to 200%, provided that any payout will be capped at target if our absolute total shareholder return over the period is negative. These awards are designed to further strengthen the alignment between the interests of our executive officers and our shareholders.

In addition, our executive officers received 20% of their 2026 long-term incentive awards in the form of RSUs subject to three-year cliff vesting, with a requirement that they must hold vested shares for a period of two years following vesting. The post-vesting holding period is aligned to the long-cycle nature of our business and reinforces the shared interests of our executives and stakeholders over the long-term. We believe the combination of PSUs linked to pre-set targets and RSUs subject to a holding requirement strikes the appropriate balance between ensuring our executive team’s pay remains tightly linked to delivering sustained performance for our shareholders, and managing compensation within the continuing uncertainty of our business environment.

The Compensation Committee is closely monitoring emerging guidance from the U.S. government relating to executive compensation at companies that do business with it. As this guidance develops, we intend to take any necessary action to continue to align our executive compensation program and policies with all applicable legal requirements.

Other Program Features and Policies

As part of a comprehensive and competitive executive compensation package, executives may be eligible for additional benefits as summarized below. These benefits are designed to attract and retain the executive talent needed to achieve our business and financial objectives.

Retirement Benefits

Our executives participate in our Boeing 401(k) plan and are also eligible to participate in our Executive Supplemental Savings Plan (Executive SSP), a nonqualified deferred compensation plan. The Executive SSP provides certain executives with additional retirement benefits and allows eligible participants to receive company contributions that would otherwise exceed Internal Revenue Code limits applicable to the 401(k) plan. The Executive SSP also allows executives to voluntarily defer receipt of a portion of salary and/or cash-based incentive payouts. For more information on our nonqualified deferred compensation benefits, see “2025 Nonqualified Deferred Compensation” on page 70.

58	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executives hired prior to 2009 earned benefits under our Pension Value Plan (PVP), a broad-based defined benefit pension plan, until the end of 2015, and if they had a PVP benefit or were hired prior to 2008, they also earned benefits under our defined benefit Supplemental Executive Retirement Plan (DB SERP) until the end of 2015. Each of these arrangements is described under “2025 Pension Benefits” on page 69.

Perquisites and Other Executive Benefits

Consistent with our executive compensation philosophy and our commitment to emphasize performance-based pay, we limit the perquisites and other benefits that we provide to executives. In 2025, these standard perquisites available to our NEOs consisted of relocation assistance (as needed), tax preparation services, financial management services, annual physical exams, concierge health services, charitable gift matching and outplacement and transition services upon qualifying terminations. In addition, our CEO is required to use company aircraft for all business and personal travel for security reasons, and we provide him with ground transportation to and from airports. Our NEOs are permitted to occasionally use company aircraft for personal travel, subject to availability. Our NEOs are also permitted to use aircraft and ground transportation services for travel to outside board meetings, executive physicals, professional and industry-related conferences and meetings, business development events, speaking engagements, and community, philanthropic and similar events, some of which may be deemed perquisites under applicable SEC rules; in these circumstances, the company may also pay additional costs incurred in connection with attendance at such events, such as hotel and meal costs. NEOs are also permitted to use event tickets previously acquired by the company for business purposes (this use typically results in no incremental cost to the company). In 2025, we reimbursed Mr. Malave for certain legal fees incurred in connection with his hire. The Compensation Committee annually reviews the reasonableness of perquisites and other executive benefits and to ensure that they are consistent with our executive compensation philosophy.

Severance Benefits

In connection with an involuntary layoff due to job elimination after completing one year of service, our Executive Layoff Benefits Plan (Layoff Plan) for U.S. executives provides cash severance benefits equal to one year of base salary plus the executive’s annual incentive target multiplied by the One Company Score. Any amounts payable pursuant to an individual separation or severance agreement will reduce the cash severance benefits payable under the Layoff Plan. These benefits are not paid if the executive becomes employed elsewhere within the company, refuses an offer of executive-level employment, or is laid off for reasons other than job elimination. Cash severance benefits are subject to forfeiture and clawback for five years following an executive’s termination of employment if the executive (a) engages in an activity that is determined to be in competition with a significant aspect of our business, (b) commits certain criminal acts, (c) solicits or attempts to solicit our employees, representatives or consultants to work for the executive or a third party without our consent, (d) disparages us, our products or our employees or (e) uses or discloses the company’s proprietary or confidential information.

Under our annual incentive plan, termination of employment during the performance year generally results in forfeiture of any award for that year. However, if termination is due to qualifying retirement, layoff, long-term disability or death, the executive is eligible to receive a pro-rated payout (adjusted by the One Company Score) based on time employed during the year, unless the executive is eligible to receive cash severance benefits under the Layoff Plan. Qualifying retirement means retirement after attaining age 55 with ten years of service, after attaining age 62 with one year of service, or under conditions that satisfy the definition of retirement under a company-sponsored defined benefit pension plan.

Unvested equity awards are generally forfeited upon termination of employment. However, these awards may provide either full or pro-rated vesting upon termination due to layoff, qualifying retirement, long-term disability or death.

•

RSUs and PSUs granted under our long-term incentive program. Our NEOs (or their beneficiaries) will immediately vest in (a) all unvested RSUs and PSUs upon termination due to long-term disability, death, or qualifying retirement or layoff after attaining age 62 with one year of service, or (b) a pro-rated portion of unvested RSUs and PSUs upon any other qualifying retirement or layoff. Starting in 2025, vesting upon qualifying retirement is contingent upon the NEO completing at least six months of service following the grant date, and vesting upon layoff is contingent upon the NEO’s timely execution and non-revocation of a release of claims. Any RSUs that vest upon qualifying retirement or layoff are not distributed until the original vesting date. Any PSUs that vest upon termination are not distributed until the original vesting date and are subject to actual company performance.

•

PPSOs granted under our long-term incentive program. Our NEOs (or their beneficiaries) remain eligible to exercise their options (a) in full beginning on the three-year cliff-vesting date, upon qualifying retirement or layoff after attaining age 62 with one year of service, (b) on a pro-rated basis beginning on the three-year cliff-vesting date, upon any other qualifying retirement or layoff, or (c) immediately upon termination due to long-term disability or death. Starting in 2025, vesting upon qualifying retirement is contingent upon the NEO completing at least

2026 Proxy Statement	59

COMPENSATION DISCUSSION AND ANALYSIS

six months of service following the grant date, and vesting upon layoff is contingent upon the NEO’s timely execution and non-revocation of a release of claims. Once vested, PPSOs are exercisable for the full ten-year term if the NEO terminates due to qualifying retirement (or layoff while eligible for qualifying retirement). The exercise window otherwise will expire (1) 90 days following voluntary termination without eligibility for qualifying retirement, (2) five years after termination due to layoff, long-term disability or death, or (3) immediately upon termination for cause, but in no event later than the end of the ten-year term.

•

New hire equity awards. Generally, new hire equity awards are forfeited if the NEO voluntarily resigns from the company for any reason, but vest in full if the NEO terminates employment due to layoff, long-term disability or death during the vesting period. Any RSUs that vest upon layoff are not distributed until the original vesting date. Vested new hire PPSOs are generally exercisable for 90 days following termination of employment (but not later than the original ten-year term), except for terminations due to layoff, long-term disability or death, in which case, vested PPSOs remain exercisable for up to five years following termination (but not later than the original ten-year term).

We do not offer enhanced change-in-control benefits or tax gross-ups in connection with any termination of employment. The Compensation Committee believes that the benefits provided under the Layoff Plan and our incentive plans are consistent with those provided by our peers and other companies with which we compete for executive talent. As no NEO experienced a termination of employment in 2025, no severance benefits were paid or provided to any NEO with respect to that year.

Executive Stock Ownership and Stock Holding Requirements

To further align the interests of our senior executives with the long-term interests of shareholders, we require NEOs and other senior executives to own significant amounts of Boeing stock. Senior executives are required to attain and maintain throughout their term of employment with us the following investment position in Boeing stock and stock equivalents:

Senior executives must fulfill this requirement within five years after assuming the executive position to which the requirement applies. During the five-year period, executives are expected to accumulate and hold qualifying equity until they meet the minimum stock ownership requirement. In addition, executives must hold all newly vested stock until their minimum stock ownership requirement has been satisfied. Shares owned directly or indirectly by the executive as well as time-vested RSUs, Career Shares (which are stock unit awards granted prior to 2006), and investments in Boeing stock held in the Boeing 401(k) and our nonqualified deferred compensation plans are included in calculating ownership levels. Shares underlying unexercised stock options and PSUs do not count toward the ownership guidelines.

Each year, the Compensation Committee reviews the ownership position of each executive officer as well as a summary covering all senior executives. In assessing stock ownership, the average daily closing stock price over a one-year period (ending September 30 of each year) is used. This approach mitigates the effect of stock price volatility and is consistent with the objective of requiring long-term, sustained stock ownership.

Each NEO serving in an executive officer position on December 31, 2025, satisfied the applicable stock ownership requirement as of September 30, 2025.

60	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Equity Granting Policies and Practices
The Compensation Committee (or, with respect to our CEO, the Board) typically grants long-term incentive awards to executive officers each February, and the Board meeting date is generally the effective grant date for the awards. The grant date fair value of RSUs and PSUs subject to a performance condition is determined by reference to the average of the high and low prices of a share of Boeing common stock on the grant date. For PPSOs and PSUs subject to a market condition, the grant date fair value is determined using a Monte Carlo simulation model. For stock options, the exercise price is determined by reference to the average of the high and low prices of a share of Boeing common stock on the grant date, with any applicable premium applied (for 2025, 120%). Executive officers who join the company after the annual grant date are generally eligible for their first long-term incentive awards on the next regular annual grant date or upon or shortly after hire.
The Board and the Compensation Committee do not take material nonpublic information into account when determining the grant date, vesting date or other terms and conditions of equity awards, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
In accordance with our standard practice, on February 18, 2025, the Compensation Committee approved the grant of PPSOs as part of our long-term incentive program to our NEOs (other than Mr. Ortberg), with a grant date of February 19, 2025 (or, with respect to Mr. Shockey, February 24, which is the date he joined the company). Mr. Ortberg’s award was recommended by the Compensation Committee on February 18, 2025, and approved by the full Board on February 19, 2025. On February 25, 2025, the company filed a Current Report on Form
8-K.
The following table presents information required to be disclosed by SEC rules in connection with these grants.
During 2025, no stock option awards were granted to our NEOs during the period beginning four business days before our filing of a periodic report on Form
10-K
or Form
10-Q,
or the filing or furnishing of a current report on Form
8-K
that disclosed material nonpublic information (other than a current report on Form
8-K
disclosing a material new stock option award under Item 5.02(e) of such Form
8-K),
and ending one business day after the filing or furnishing of such report, except as set forth below.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/sh)	Grant Date Fair Value of the Award ($)
Percentage change in the closing market
price of the securities underlying the award
between the trading day ending immediately
prior to the disclosure of material nonpublic
information and the trading day beginning
immediately following the disclosure of
material nonpublic information

Robert K. Ortberg	2/19/2025	121,023	221.44	9,624,959	(3.8%)
Stephanie F. Pope	2/19/2025	69,156	221.44	5,499,977	(3.8%)
Brett C. Gerry	2/19/2025	31,120	221.44	2,474,974	(3.8%)
Jeffrey S. Shockey	2/24/2025	17,785	215.75	1,374,958	(3.8%)
Brian J. West	2/19/2025	41,493	221.44	3,299,938	(3.8%)
Insider Trading Policy
We have a policy that governs the purchase, sale and/or other dispositions of Boeing’s securities and prohibits all employees from trading in Boeing securities while aware of material nonpublic information. The policy further prohibits executive officers and directors from trading in “puts” and “calls” and engaging in short sales of, or hedging, pledging or monetization transactions (such as zero-cost
collars) involving Boeing securities. This policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to Boeing. A copy of this policy is available at www.boeing.com/company/general-info/corporate-governance.
Clawback Policy
In compliance with NYSE listing standards and the SEC’s final rule implementing Section 954 of the Dodd-Frank Act, on June 27, 2023, the Board adopted a comprehensive clawback policy that, among other things, authorizes the recovery of “covered compensation” erroneously awarded to current or former executive officers in the event of an accounting restatement. As required by NYSE and SEC rulemaking, the policy applies to incentive-based compensation that is earned on or after October 2, 2023, but during the three-year period immediately prior to the date as of which the company is required to prepare an accounting restatement.
The policy also incorporates our
pre-existing
clawback requirements relating to certain types of misconduct, including relating to safety. Even absent a financial restatement, the Board or the Compensation Committee may recoup incentive compensation from any executive officer or any other executive who has engaged in fraud, bribery or illegal acts like fraud or bribery, or knowingly failed to report such acts of an employee over whom such officer had direct supervisory responsibility. The Compensation Committee, in consultation with the Aerospace Safety Committee, also may recoup

2026 Proxy Statement	61

COMPENSATION DISCUSSION AND ANALYSIS

incentive compensation from any executive who has violated, or engaged in negligent conduct in connection with the supervision of someone who violated, any company policy, law or regulation that has compromised the safety of the company’s products or services and has (or could reasonably be expected to have) a material adverse effect on the company, our customers or the public. The Board has the flexibility under this policy to direct the company to publicly disclose any recoupment made pursuant to the policy. Our clawback policy is available at www.boeing.com/company/general-info/corporate-governance.
In addition, our 2023 Incentive Stock Plan (and its predecessor plan, the 2003 Incentive Stock Plan, under which awards remain outstanding), annual incentive plan and executive nonqualified retirement plans provide that certain compensation payable under the plans may be forfeited or recovered in the event an award recipient engages in various types of conduct deemed detrimental to the company’s interest, including theft or fraud against the company and engaging in competition with the company.
Tax
Gross-Ups
We do not provide tax
gross-ups
to executives other than for certain relocation expenses, in accordance with our standard relocation policies.
Accounting Implications
The Compensation Committee considers the accounting impact reflected in our financial statements when establishing the amount and forms of long-term and equity compensation. The forms of long-term compensation selected are intended to be cost efficient.
We account for stock options, RSUs and PSUs in accordance with FASB ASC Topic 718, pursuant to which the fair value of the grant, net of estimated forfeitures, is expensed over the service/vesting period based on the number of units, or the number of shares subject to the option, as applicable, that vest.
Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during 2025 had a relationship that requires disclosure as a Compensation Committee interlock.
Compensation and Risk

We believe that our compensation programs create appropriate incentives to drive sustained, long-term increases in shareholder value. These programs have been designed and administered in a manner that discourages undue risk-taking by employees. Relevant features of these programs include:

✓	Benchmarking of individual executive pay against market data for comparable executive roles at an appropriate set of peer companies;

✓
Incorporation of an
individual performance assessment
for executives in the annual incentive calculation, thereby enabling the Compensation Committee to direct a reduced or zero payout to any executive in any year, including if the executive is deemed to have sufficiently poor performance, is found to have engaged in activities or misconduct that pose a financial, operational or other undue risk to the company, or otherwise fails to adhere to our core Values and Behaviors;

✓	Consultation between the Compensation Committee and
Aerospace Safety Committee
on appropriate safety-related metrics for incentive programs and individual performance assessments for our executive officers;

✓	The use of multiple metrics in incentive plans, sharpening our executives’ focus on the areas within their control that best drive long-term shareholder value;

✓	Incorporation of operational performance alongside financial performance into our annual incentive plan design to drive improvements in areas critical to safety and execution;

✓	A robust
clawback policy
permitting the recoupment of past incentive pay from executive officers in the event of instances of misconduct, even absent a restatement of financial results, including misconduct that has compromised the safety of our products or services, and forfeiture of incentive awards and certain other compensation in the event the executive engages in various types of conduct deemed detrimental to the company’s interests, including theft or fraud against the company and engaging in competition with the company;

62	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

✓	No employment agreements with executive officers (except where required by non-U.S. law);

✓	Compensation Committee-approved limits on annual incentive awards;

✓	Compensation Committee annual and ongoing review of our compensation plans and programs as advised by its independent compensation consultant;

✓	Significant share ownership requirements for senior executives, monitored by the Compensation Committee, to ensure alignment with shareholder interests over the long term;

✓	Adjustments to reported financial results impacting incentive plan payouts are limited to circumstances where such adjustments are necessary to more accurately reflect the core operating performance of the company, based on criteria established at the start of the performance period; and

✓	Restrictions on trading in Boeing stock to reduce insider trading compliance risk, as well as prohibitions on pledging, hedging and monetization transactions involving Boeing stock.

As part of our ongoing process of evaluating our compensation program design for unintended or inappropriate levels of risk, the Compensation Committee engaged FW Cook to conduct an independent assessment of the risk in our compensation design for 2025. Through this assessment, FW Cook reviewed our annual and long-term incentive design and determined that our program design would not encourage inappropriate risk taking. The findings of this review were discussed with management and presented to the Compensation Committee in February 2025. In light of these findings and the features of our program, we conclude that the risks arising from our executive and employee compensation policies and practices are not reasonably likely to have a material adverse effect on the company.

FW Cook conducted a similar review of our annual and long-term incentive program design for 2026 and presented its conclusion to the Compensation Committee in February 2026 that our plans do not encourage inappropriate risk taking.

2026 Proxy Statement	63

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information regarding compensation for our 2025 named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Robert K. Ortberg	2025	1,500,000	0		7,874,818	9,624,959	3,930,000	0	651,612	23,581,389
President and Chief Executive Officer	2024	525,000	1,250,000	(7)	7,999,900	7,999,946	0	0	613,783	18,388,629

Jesus Malave, Jr. Chief Financial Officer	2025	399,808	8,500,000	(8)	4,999,976	4,499,911	1,650,600	0	132,706	20,183,001
Stephanie F. Pope President and Chief Executive Officer, Commercial Airplanes	2025	1,200,000	0		4,499,949	5,499,977	2,625,240	139,961	416,699	14,381,826
	2024	1,191,539	0		7,791,487	0	87,213	0	891,052	9,961,291
	2023	959,231	0		6,437,750	0	1,368,500	118,720	772,022	9,656,223

Brett C. Gerry Chief Legal Officer	2025	955,154	0		2,024,848	2,474,974	1,257,600	72,285	167,429	6,952,290
	2024	900,000	0		3,116,479	0	171,000	0	225,198	4,412,677
	2023	900,000	0		6,437,750	0	850,500	68,500	304,729	8,561,479
Jeffrey S. Shockey Executive Vice President of Government Operations, Global Public Policy and Corporate Strategy	2025	651,846	0		3,624,847	1,374,958	763,475	0	69,900	6,485,026
Brian J. West Former Chief Financial Officer	2025	1,038,308	0		2,699,858	3,299,938	1,498,640	0	211,205	8,747,949
	2024	1,000,000	0		4,674,622	0	209,000	0	302,808	6,186,430
	2023	1,000,000	0		9,364,000	0	1,089,000	0	488,638	11,941,638

(1)	Amounts reflect base salary actually paid in the year, before any deferrals into our Executive Supplemental Savings Plan (Executive SSP) at the executive’s election.

(2)

Amounts reflect the grant date fair value of RSUs and PSUs granted in the year computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these values are included in Note 19 to our audited financial statements including in our Annual Report on Form 10-K for the year ended December 31, 2025. Payouts for PSUs granted in 2024 and 2023 may range from 0% to 200% of the target number of units granted. The grant date fair value of each RSU award granted in 2025 is set forth in the 2025 Grants of Plan-Based Awards table on page 65. No PSUs were granted in 2025.

(3)

Amounts reflect the grant date fair value of PPSOs granted in the year, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these values are included in Note 19 to our audited financial statements including in our Annual Report on Form 10-K for the year ended December 31, 2025. The grant date fair value of PPSOs granted in 2025 and additional details are set forth in the 2025 Grants of Plan-Based Awards table on page 65.

(4)

Amounts reflect annual incentive compensation, which is based on company and individual performance, before any deferrals into our Executive SSP at the executive’s election. The target and maximum amounts for 2025 annual incentive awards are reflected in the 2025 Grants of Plan-Based Awards table on page 65.

(5)

No pension benefits have accrued since the end of 2015. Amounts for 2025 and 2023 for Ms. Pope and Mr. Gerry, who are the only NEOs with earned pension benefits, reflect aggregate increases in the actuarial present value of the executive’s accumulated benefit under all pension plans during that year. These amounts were determined using interest rate and mortality rate assumptions consistent with those used in our audited financial statements. The degree of change in the present value depends on the age of the executive, when the benefit payments begin and how long the benefits are expected to last. The interest rate used for determining our audited financial statements can fluctuate significantly, which can result in significant year-to-year changes in the present value of accumulated benefits. An executive’s actual pension value is determined at the time of benefit commencement under the terms of the applicable plan. Additional information regarding our pension plans is set forth under “2025 Pension Benefits” on page 69. No NEOs received any earnings on their deferred compensation based on above-market or preferential rates.

64	2026 Proxy Statement

COMPENSATION OF EXECUTIVE OFFICERS

(6)	The following table sets forth the elements of “All Other Compensation” provided in 2025 to our NEOs:

Name	Perquisites and Other Personal Benefits ($)(a)	Tax Reimbursements ($)(b)	Company Contributions to Retirement Plans ($)	Total All Other Compensation ($)
Robert K. Ortberg	469,656	26,187	155,769	651,612
Jesus Malave Jr.	74,033	22,327	36,346	132,706
Stephanie F. Pope	187,220	96,142	133,337	416,699
Brett C. Gerry	51,790	0	115,639	167,429
Jeffrey S. Shockey	17,243	0	52,657	69,900
Brian J. West	83,074	0	128,131	211,205

(a)

Perquisites and other personal benefits provided to one or more of our NEOs in 2025 consisted of the following: (i) for all NEOs except Messrs. Malave and Shockey, use of company aircraft (or leased aircraft where company aircraft was not available); (ii) for Messrs. Ortberg, Malave, Gerry and Shockey, ground transportation services; (iii) for Ms. Pope and Messrs. Malave, Gerry and West, tax preparation services; (iv) for Messrs. Malave, Gerry and West, financial management services; (v) for Ms. Pope and Messrs. Ortberg, Shockey, Gerry and West, charitable gift matching; (vi) for Messrs. Ortberg and Gerry, annual physicals; (vii) for Ms. Pope and Messrs. Ortberg, Gerry and West, concierge health services; (viii) for Ms. Pope, relocation assistance including aircraft usage and (ix) for Mr. Shockey, event tickets. The incremental cost to us for use of company aircraft equals the variable operating cost, including the cost of fuel, trip-related maintenance, crew travel expenses, on-board meals, landing fees and parking costs. Year over year costs per statute mile increased by 11.1% in 2025. Since our aircraft are used predominantly for business travel, the calculation does not include costs that do not change based on usage, such as pilots’ salaries, aircraft acquisition costs and the cost of maintenance not related to trips. The incremental cost for use of leased aircraft equals the amount invoiced to us by the aircraft leasing company for the travel, but does not include the fixed leasing membership cost as that does not change based on usage. Family members and personal guests are permitted to accompany NEOs on aircraft travel. The cost of any category of benefits did not exceed the greater of $25,000 or 10% of all benefits for the applicable NEO, except as follows: (A) for Mr. Ortberg, $419,491 for aircraft usage; (B) for Mr. Malave, $37,449 for personal legal fees incurred in connection with his hire and paid by the company and $30,391 for relocation assistance; (C) for Ms. Pope, $170,828 for relocation assistance including aircraft usage; (D) for Mr. Gerry, $25,561 for aircraft usage; and (e) for Mr. West, $27,477 for aircraft usage and $35,992 for charitable gift matching.

(b)	Represents tax assistance, including gross-ups for relocation benefits, provided pursuant to company relocation programs based on business need.

(7)	Amount reflects a one-time cash award paid to Mr. Ortberg in connection with his hire.

(8)

Amount reflects two one-time cash awards of $1,500,000 and $7,000,000 granted to Mr. Malave in connection with his hire, to offset the value of forfeited unvested equity awards and vested equity awards clawed back by his prior employer.

2025 Grants of Plan-Based Awards

The following table provides information for our NEOs regarding 2025 annual and long-term incentive award opportunities, including the range of potential payouts under our incentive plans. For Messrs. Malave and Shockey, the table also provides information regarding equity awards each received in connection with their hire in 2025.

	Type of Award	Grant Date	Committee Action Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards(3) ($/sh)	Grant Date Fair Value of Stock Awards(4) ($)
Name				Target ($)	Maximum ($)
Robert K. Ortberg	Annual Incentive	—	—	3,000,000	6,000,000	—	—	—	—
	LTI RSUs	2/19/2025	2/19/2025	—	—	42,675	—	—	7,874,818
	LTI PPSOs	2/19/2025	2/19/2025	—	—	—	121,023	221.44	9,624,959
Jesus Malave, Jr.	Annual Incentive	—	—	1,260,000	2,520,000	—	—	—	—
	New Hire RSUs	8/15/2025	7/3/2025	—	—	21,373	—	—	4,999,976
	New Hire PPSOs	8/15/2025	7/3/2025	—	—	—	44,321	280.73	4,499,911
Stephanie F. Pope	Annual Incentive	—	—	2,004,000	4,008,000	—	—	—	—
	LTI RSUs	2/19/2025	2/18/2025	—	—	24,386	—	—	4,499,949
	LTI PPSOs	2/19/2025	2/18/2025	—	—	—	69,156	221.44	5,499,977
Brett C. Gerry	Annual Incentive	—	—	960,000	1,920,000	—	—	—	—
	LTI RSUs	2/19/2025	2/18/2025	—	—	10,973	—	—	2,024,848
	LTI PPSOs	2/19/2025	2/18/2025	—	—	—	31,120	221.44	2,474,974
Jeffrey S. Shockey	Annual Incentive	—	—	582,805	1,165,610	—	—	—	—
	New Hire RSUs	2/24/2025	2/18/2025	—	—	13,904	—	—	2,499,870
	LTI RSUs	2/24/2025	2/18/2025	—	—	6,257	—	—	1,124,977
	LTI PPSOs	2/24/2025	2/18/2025	—	—	—	17,785	215.75	1,374,958
Brian J. West	Annual Incentive	—	—	1,144,000	2,288,000	—	—	—	—
	LTI RSUs	2/19/2025	2/18/2025	—	—	14,631	—	—	2,699,858
	LTI PPSOs	2/19/2025	2/18/2025	—	—	—	41,493	221.44	3,299,938

(1)

RSU and PPSO awards under our long-term incentive program were approved by the Compensation Committee for all then-serving executive officers on February 18, 2025, with a grant date of February 19, 2025. Mr. Ortberg’s RSU and PPSO awards were approved and granted by the Board on February 19, 2025. Mr. Shockey’s RSU and PPSO awards were approved by the Compensation Committee on February 18, 2025, with a grant date of February 24, 2025 (the date on which he joined the company). Mr. Malave’s RSU and PPSO awards were approved by the Compensation Committee on July 3, 2025, with a grant date of August 15, 2025 (the date on which he joined the company).

2026 Proxy Statement	65

COMPENSATION OF EXECUTIVE OFFICERS

(2)	Payouts of annual incentive awards may range from $0 to the applicable maximum as set forth above. Therefore, we have omitted the “Threshold” column.

(3)	The exercise price for all PPSOs granted in 2025 was set at 120% of the fair market value (the average of the high and low prices) of a share of company stock on the applicable grant date.

(4)

For each NEO, the amounts shown represent the grant date fair value of the RSUs and PPSOs granted during 2025, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are referenced in footnotes 2 and 3 to the Summary Compensation Table. These amounts have not been paid to or realized by the executive. There is no guarantee that, if and when these awards vest or are exercised, they will have the value reported in this column.

Annual Incentive Awards

The amounts shown for annual incentive awards represent the target and maximum amounts of annual cash incentive compensation that, depending on company and individual performance, might have been paid to each NEO for 2025 performance. The actual amounts paid for 2025 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 64. Annual incentive awards, if payable, may be deferred into our Executive Supplemental Savings Plan at the election of the executive.

Long-Term Incentive Restricted Stock Units

The table above includes the number of long-term incentive RSUs awarded to each NEO in 2025 and the grant date fair value of the RSUs determined in accordance with FASB ASC Topic 718. The grant date fair values are calculated using the average of the high and low prices on the grant date.

Beginning in 2025, RSUs granted as part of our long-term incentive program vest and settle on a one-for-one basis in shares of stock in installments of 33%, 33% and 34% on the first, second and third anniversaries of the grant date, respectively, provided the executive remains employed through the applicable vesting date. Prior to 2025, our long-term incentive RSUs were subject to cliff-vesting on the third anniversary of the grant date. RSUs are eligible to earn dividend equivalents (if any) that accrue in the form of additional RSUs, which are subject to the same vesting and distribution conditions as may be applicable to the underlying award. Our company has not issued a dividend since March 2020.

Long-Term Incentive Premium-Priced Stock Options

The table above shows the number of non-qualified PPSOs granted to each NEO in 2025, the option exercise price and the grant date fair value of the options determined in accordance with FASB ASC Topic 718. The grant date fair values are calculated using a Monte Carlo simulation model. The exercise price per share is 120% of the average of the high and low prices of a share of Boeing common stock on the grant date. PPSOs expire ten years after the grant date.

PPSOs granted as part of our long-term incentive program vest on the third anniversary of the grant date, provided the executive remains employed through the vesting date.

New Hire Equity Awards

The table above includes the number of new hire RSUs granted to Messrs. Malave and Shockey and new hire PPSOs granted to Mr. Malave in 2025. Grant date fair values for these awards are calculated in the same manner as awards granted under our long-term incentive program.

New hire RSU awards vest in two equal annual installments on the first and second anniversaries of the grant date. Mr. Malave’s new hire PPSOs vest on the third anniversary of the grant date. The exercise price for Mr. Malave’s PPSOs was set at 120% of the average of the high and low prices of a share of Boeing common stock on the grant date. These PPSOs expire ten years after the grant date.

66	2026 Proxy Statement

COMPENSATION OF EXECUTIVE OFFICERS

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table provides information regarding outstanding stock options and unvested stock awards held by our NEOs as of December 31, 2025. Market values for outstanding stock awards, which include 2025 grants and prior-year grants, are based on the closing price of Boeing common stock on December 31, 2025, or $217.12.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robert K. Ortberg	8/8/2024	—	112,276	(1)	200.01	8/8/2034	—		—	—		—
	2/19/2025	—	121,023	(2)	221.44	2/19/2035	—		—	—		—
	8/8/2024	—	—		—	—	32,158	(3)	6,982,145	—		—
	2/19/2025	—	—		—	—	41,083	(4)	8,919,941	—		—
Jesus Malave, Jr.	8/15/2025	—	44,321	(5)	280.73	8/15/2035	—		—	—		—
	8/15/2025	—	—		—	—	21,373	(6)	4,640,506	—		—
Stephanie F. Pope	9/24/2021	6,000	—		220.54	9/24/2031	—		—	—		—
	4/1/2022	13,681	—		228.84	4/1/2032	—		—	—		—
	2/19/2025	—	69,156	(2)	221.44	2/19/2035	—		—	—		—
	2/16/2023	—	—		—	—	11,140	(7)	2,418,717	—		—
	3/11/2024	—	—		—	—	17,778	(8)	3,859,959	—		—
	2/19/2025	—	—		—	—	24,386	(9)	5,294,688	—		—
	2/16/2023	—	—		—	—	—		—	7,057	(10)	1,532,216
	3/11/2024	—	—		—	—	—		—	11,106	(11)	2,411,335
Brett C. Gerry	2/17/2021	21,439	—		258.83	2/17/2031	—		—	—		—
	2/16/2022	24,084	—		260.98	2/16/2032	—		—	—		—
	2/19/2025	—	31,120	(2)	221.44	2/19/2035	—		—	—		—
	2/16/2023	—	—		—	—	11,547	(12)	2,507,085	—		—
	3/11/2024	—	—		—	—	7,269	(13)	1,578,245	—		—
	2/19/2025	—	—		—	—	10,973	(9)	2,382,458	—		—
	2/16/2023	—	—		—	—	—		—	7,057	(10)	1,532,216
	3/11/2024	—	—		—	—	—		—	4,442	(11)	964,447
Jeffrey S. Shockey	2/24/2025	—	17,785	(14)	215.75	2/24/2035	—		—	—		—
	2/24/2025	—	—		—	—	20,161	(15)	4,377,356	—		—
Brian J. West	8/27/2021	40,322	—		263.57	8/27/2031	—		—	—		—
	2/16/2022	36,127	—		260.98	2/16/2032	—		—	—		—
	2/19/2025	—	41,493	(2)	221.44	2/19/2035	—		—	—		—
	2/16/2023	—	—		—	—	16,795	(12)	3,646,530	—		—
	3/11/2024	—	—		—	—	10,903	(13)	2,367,259	—		—
	2/19/2025	—	—		—	—	14,631	(9)	3,176,683	—		—
	2/16/2023	—	—		—	—	—		—	10,264	(10)	2,228,520
	3/11/2024	—	—		—	—	—		—	6,663	(11)	1,446,671

(1)	Reflects new hire PPSOs that will vest in installments of 25%, 25% and 50% on each of the second, third and fourth anniversaries of the grant date, respectively.

(2)	Reflects PPSOs that will vest on February 19, 2028.

(3)	Reflects new hire RSUs, 15,839 of which will vest on August 10, 2026, and 16,319 of which will vest on August 9, 2027.

(4)

Reflects long-term incentive RSUs that will vest in three installments of 33%, 33% and 34% on each of the first, second and third anniversaries of the grant date. The number shown represents the portion of the award remaining outstanding following the withholding of shares in late 2025 to satisfy FICA payroll taxes and related income taxes due in connection with Mr. Ortberg becoming eligible for qualifying retirement during the year. These vested shares are included in the total number of shares acquired upon vesting reported in the Option Exercises and Stock Vested table on page 68.

(5)	Reflects new hire PPSOs that will vest on the third anniversary of the grant date.

(6)	Reflects new hire RSUs that will vest in two equal installments on each of the first and second anniversaries of the grant date, respectively.

(7)

Reflects long-term incentive RSUs that vested on February 17, 2026. The number shown represents the portion of the award that remained outstanding following the withholding of shares in late 2025 to satisfy FICA payroll taxes and related income taxes due in connection with Ms. Pope being eligible for qualifying retirement during the year. These vested shares are included in the total number of shares acquired upon vesting reported in the Option Exercises and Stock Vested table on page 68.

(8)

Reflects long-term incentive RSUs that will vest on March 11, 2027. The number shown represents the portion of the award remaining outstanding following the withholding of shares in late 2025 to satisfy FICA payroll taxes and related income taxes due in connection with Ms. Pope being eligible for qualifying retirement during the year. These vested shares are included in the total number of shares acquired upon vesting reported in the Option Exercises and Stock Vested table on page 68.

2026 Proxy Statement	67

COMPENSATION OF EXECUTIVE OFFICERS

(9)	Reflects long-term incentive RSUs that will vest in three installments of 33%, 33% and 34% on each of the first, second and third anniversaries of the grant date.

(10)

As of December 31, 2025, the company’s achievement of the applicable performance goals for PSUs that were granted in 2023 and vested on February 17, 2026, was below the threshold level of performance. Accordingly, the number of shares reported in the table reflects threshold performance. The PSUs shown in this column paid out at 0%.

(11)

As of December 31, 2025, the company’s achievement of the applicable performance goals for PSUs that were granted in 2024 and will vest on March 11, 2027, was below the threshold level of performance. Accordingly, the number of shares reported in the table reflects threshold performance. These PSUs will pay out between 0% and 200% of the target number of units granted, dependent on performance.

(12)	Reflects long-term incentive RSUs that vested on February 17, 2026.

(13)	Reflects long-term incentive RSUs that will vest on March 11, 2027.

(14)	Reflects long-term incentive PPSOs that will vest on February 24, 2028.

(15)

Reflects 13,904 new hire RSUs, which will vest in two equal annual installments on the first and second anniversaries of the grant date, and 6,257 long-term incentive RSUs, which will vest in installments of 33%, 33% and 34% on the first, second and third anniversaries of the grant date, respectively.

Option Exercises and Stock Vested

The following table provides information for our NEOs regarding vesting of stock awards during 2025, except for Messrs. Malave and Shockey, who did not vest in any stock awards during the year. No stock options were exercised by our NEOs during the year.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Robert K. Ortberg	17,431	3,928,902

Stephanie F. Pope	12,841	2,253,140

Brett C. Gerry	9,196	1,714,548

Brian J. West	13,794	2,571,823

(1)

Consists of RSUs that vested during 2025, including shares withheld for payment of applicable taxes associated with vesting, as well as shares withheld from unvested awards held by Mr. Ortberg and Ms. Pope to satisfy FICA payroll taxes and related income taxes due in connection with the executive’s eligibility for qualifying retirement.

(2)	Calculated based on the average of the high and low prices of a share of Boeing common stock on the vesting date.

68	2026 Proxy Statement

COMPENSATION OF EXECUTIVE OFFICERS

2025 Pension Benefits

Ms. Pope and Mr. Gerry have earned benefits under the following pension plans:

•	the Pension Value Plan (PVP), a qualified defined benefit plan generally available to salaried U.S. employees hired before 2009 who were not covered by certain collective bargaining agreements; and

•

the defined benefit Supplemental Executive Retirement Plan (DB SERP), an unfunded nonqualified defined benefit plan generally available to executives hired before 2008 and salaried U.S. employees hired before 2009 who have a PVP benefit.

Benefits ceased to accrue under these plans at the end of 2015. The following table provides information as of December 31, 2025, with respect to accumulated benefits under these plans. Messrs. Ortberg, Malave, Shockey and West have no company pension benefits.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)

Stephanie F. Pope	Pension Value Plan	21.58	476,510	0
	DB SERP	21.58	663,308	0

Brett C. Gerry	Pension Value Plan	7.3	248,177	0
	DB SERP	7.3	399,823	0

(1)

As of December 31, 2015, plan participants no longer accrue additional years of credited service, except for purposes of determining early retirement eligibility. As of December 31, 2025, Ms. Pope had 31 years of actual company service, and Mr. Gerry had 17 years.

(2)

Present values were calculated assuming no pre-retirement mortality or termination. The values for the PVP and the DB SERP are the actuarial present values as of December 31, 2025, of the benefits earned as of that date and payable as a single life annuity beginning at age 65 for the PVP and PVP restoration benefit payable from SERP applicable to Mr. Gerry and age 62 for the DB SERP supplemental target benefit. The discount assumption is 5.26% for the PVP and 5.24% for the DB SERP. The post-retirement mortality assumption is Boeing specific mortality for the PVP and DB SERP. To determine changes in pension values for the Summary Compensation Table on page 64, the values of these benefits were also calculated as of December 31, 2024. For the values as of December 31, 2024, the discount assumption was 5.55% for the PVP and 5.53% for the DB SERP, which were the assumptions used for financial reporting purposes for 2024. Other assumptions used to determine the value as of December 31, 2024, were the same as those used for December 31, 2025. The assumptions reflected in this footnote are the same as those used for the PVP and the DB SERP for financial reporting purposes.

The amount of the PVP benefit is based on the participant’s pay and service through the end of 2015. PVP participants earned annual benefit credits prior to the ceasing of accruals. Interest credits on the account balance continue to be applied based on the yield of the 30-year U.S. Treasury bond in effect during November of the previous year, except that the rate may not be lower than 5% or higher than 10%. Normal retirement age under the PVP is 65, and pension benefits vested after three years of service. Several forms of payment are available to participants, including a single lump sum. To determine a participant’s annual pension benefit upon retirement, the participant’s accumulated benefit credits are divided by a conversion factor of 11. Participants who have at least ten years of service and are at least age 55, at least one year of service and are at least age 62, or at least 30 years of service and are at least age 50 with a prior benefit in the PVP from the McDonnell Douglas Salaried Employee Retirement Income Plan (ERIP) are eligible for early retirement. Enhanced early retirement benefits are available to participants on amounts that accrued during 2014 and 2015, and early retirement benefits are retained for amounts transferred to the PVP from certain heritage plans. Ms. Pope was eligible for early retirement during 2025; however, Mr. Gerry was not. Participants who terminate employment before they are eligible for early retirement will receive a reduced benefit depending on the age at which they begin to receive the benefit. The reduced benefit is determined by dividing the accumulated benefit credits by 11 plus 0.4 for each year before age 65 that the benefit commences. For example, the factor for benefit commencement at age 60 for a participant whose employment terminates before retirement is 13 rather than 11.

The DB SERP provides a restoration benefit equal to additional amounts the PVP would have paid absent limitations mandated by U.S. federal tax laws. For participants hired before 2008, including Ms. Pope, the DB SERP pays the greater of the restoration benefit or a supplemental target benefit that may enhance the benefits that would otherwise have been received under the PVP absent these limitations. Unmarried participants receive the DB SERP benefit as a single life annuity. Married participants can elect to receive the DB SERP benefit as a single life annuity or a 50%, 75% or 100% joint and survivor annuity that is actuarially equivalent to the single life annuity. Under the DB SERP, the supplemental target benefit would be reduced 0.25% for each month the participant retires prior to age 62 and 0.5% for each month the benefit commences prior to age 65 if the participant terminates employment prior to being eligible for early retirement. The DB SERP benefits are subject to forfeiture and clawback for five years following an executive’s termination if the executive is determined to be in competition with a significant aspect of our business or commits certain criminal acts. DB SERP benefits accrued after 2007 are also subject to forfeiture and clawback if the executive solicits or attempts to solicit our employees, representatives or consultants to work for the executive or a third party without our consent, or disparages us, our products or our employees.

2026 Proxy Statement	69

COMPENSATION OF EXECUTIVE OFFICERS

2025 Nonqualified Deferred Compensation

Executive Supplemental Savings Plan

Our Executive SSP is an unfunded nonqualified defined contribution plan that is intended to supplement the retirement benefits of eligible executives under our 401(k) plan. Under the Executive SSP, eligible executives may make base salary deferrals and receive company matching contributions on base salary deferrals that would otherwise exceed Internal Revenue Code limits under our 401(k) plan.

The Executive SSP also allows eligible executives to make additional deferrals from base salary and annual incentive compensation unrelated to their 401(k) plan deferrals. Additional base salary deferrals are not matched; however, the company provides a dollar-for-dollar match on the first 10% of annual incentive compensation deferred.

Notional investment elections available for all account balances under the Executive SSP include an interest-bearing account and other investment funds that track most of the funds available to employees under our 401(k) plan (including the unitized Boeing stock fund). The interest-bearing account is credited with interest daily at a rate that is equal to the mean between the high and the low yields on AA-rated industrial bonds as reported by Moody’s Investors Service, Inc. during the first 11 months of the preceding year, rounded to the nearest 1/4 of one percent. The rate is 5.5% for 2026, up 0.5% from the rate in 2025. Executives may change how deferrals are invested in the funds at any time, subject to insider trading rules and other plan restrictions that limit the transfer of funds into or out of the Boeing stock fund. Payments to an executive under the Executive SSP (which will be either one lump sum payment or annual payments over two to 15 years based on the executive’s election) begin on the later of (1) the January following the age the executive elected and (2) the January after the executive separates from service (as defined in the Executive SSP by reference to Section 409A of the Internal Revenue Code). Annual payments are calculated based on the number of years of remaining payments.

Benefits attributable to age-based contributions made on or after January 1, 2017 (as well as certain benefits accrued under a feature of the Executive SSP known as the DC SERP, which was terminated effective January 1, 2020 for individuals serving as executive officers) are subject to forfeiture and clawback if the executive (1) is determined to be in competition with a significant aspect of our business, (2) commits certain criminal acts, (3) solicits or attempts to solicit our employees, representatives or consultants to work for the executive or a third party without our consent, (4) disparages us, our products or our employees or (5) uses or discloses the company’s proprietary or confidential information. These forfeiture and clawback provisions continue to apply for five years after the executive’s termination of employment.

2025 Nonqualified Deferred Compensation

The following table provides information regarding aggregate executive and company contributions, aggregate earnings for 2025 and year-end account balances under the Executive SSP for our NEOs. Our NEOs did not make withdrawals or receive distributions from the Executive SSP during 2025.

Name	Executive Contributions in Last FY ($)(1)	Company Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Balance at Last FYE ($)(4)

Robert K. Ortberg	120,769	120,769	23,096	300,046

Jesus Malave, Jr.	6,538	6,538	61	13,137

Stephanie F. Pope	99,641	99,641	86,385	1,930,427

Brett C. Gerry	185,473	86,935	646,089	6,425,207

Jeffrey S. Shockey	32,057	20,365	1,943	54,365

Brian J. West	94,435	94,435	56,986	1,300,235

(1)	Amounts reflect elective deferrals of 2025 salary and annual incentives into the Executive SSP.

(2)	Amounts reflect company contributions under the Executive SSP.

(3)	Amounts reflect interest credited on interest-bearing account holdings and change in value of other investment holdings.

(4)

Reflects year-end account balances of deferred compensation. Of the amounts in this column, the following amounts were also included in the “Total” column of the Summary Compensation Table for 2025 and prior years:

Name	Reported for 2025 ($)	Reported for years prior to 2025 ($)	Total ($)

Robert K. Ortberg	241,538	36,000	277,538

Jesus Malave, Jr.	13,076	0	13,076

Stephanie F. Pope	199,282	876,185	1,075,467

Brett C. Gerry	272,408	1,151,020	1,423,428

Jeffrey S. Shockey	52,422	0	52,422

Brian J. West	188,870	992,196	1,181,066

70	2026 Proxy Statement

COMPENSATION OF EXECUTIVE OFFICERS

Potential Payments upon Termination

We do not have employment agreements with our NEOs, and we do not provide any change in control arrangements or accelerated vesting of equity awards in connection with a change in control.

Our Layoff Plan provides certain cash severance benefits in the event of layoff specifically due to job elimination after completing at least one year of service. In addition, our annual incentive plan and equity awards provide for either partial or full vesting upon layoff, qualifying termination, long-term disability termination and/or death. These benefits are described under “Severance Benefits” on page 59.

Certain benefits continue for limited periods following termination due to layoff, qualifying retirement, long-term disability and/or death. These include tax preparation, financial management, and outplacement and transition services.

The table on the following page sets forth the estimated incremental compensation payable to each NEO (other than Mr. West, who notified the company of his intent to resign from his role as Special Advisor to the CEO in March 2026 and whose actual separation circumstances are described below) upon termination of employment due to layoff, qualifying retirement, long-term disability or death. The amounts shown assume that the NEO ceased to be employed by the company as of December 31, 2025, and the price of Boeing common stock as of such termination date was the closing price of $217.12. The table excludes qualified retirement plan benefits and other benefits generally available to salaried employees (such as life insurance and accrued vacation payouts), as well as accrued benefits under the Executive Supplemental Savings Plan, which are set forth in the 2025 Nonqualified Deferred Compensation table on page 70. The table also excludes nonqualified pension benefits under the DB SERP, which are described below under “Estimated Potential Annual DB SERP Payments Upon Termination of Employment” on page 73.

Mr. West has informed the company of his intent to resign from his role as Special Advisor to the CEO in March 2026. In accordance with our plan terms, upon his resignation, Mr. West will forfeit all outstanding and unvested awards at that time, which consist of 20,706 RSUs, 13,326 PSUs and 41,493 PPSOs. He is not eligible to receive an annual incentive award for 2026, was not granted any long-term incentive awards in 2026, and is not eligible for tax preparation, financial management, or outplacement and transition services following his separation. In recognition of Mr. West’s service to the company, the Compensation Committee amended Mr. West’s vested PPSOs (granted to him in 2021 and 2022) effective February 16, 2026, to extend the exercise period until the earlier of the date on which the original ten-year term of the options would have expired, or the fifth anniversary of his separation date.

2026 Proxy Statement	71

COMPENSATION OF EXECUTIVE OFFICERS

Estimated Potential Incremental Payments Upon Termination of Employment

Name and Benefits	Layoff Due to Job Elimination ($)(1)	Other Layoff ($)	Qualifying Retirement ($)(2)	Long-Term Disability Termination($)	Death ($)
Robert K. Ortberg
Cash Severance	0	0	0	0	0
Annual Incentive	0	3,930,000	3,930,000	3,930,000	3,930,000
New Hire RSUs	0	6,982,145	6,982,145	6,982,145	6,982,145
New Hire PPSOs	0	1,921,042	0	1,921,042	1,921,042
LTI RSUs	0	8,919,975	8,919,975	8,919,975	8,919,975
LTI PPSOs(3)	0	0	0	0	0
Tax Preparation Services	0	8,300	8,300	8,300	8,300
Financial Management Services	0	3,350	3,350	3,350	3,350
Outplacement and Transition Services	0	47,453	47,453	0	0
Jesus Malave, Jr.
Cash Severance	0	0	0	0	0
Annual Incentive	0	1,650,600	0	1,650,600	1,650,600
New Hire RSUs	0	4,640,506	0	4,640,506	4,640,506
New Hire PPSOs(3)	0	0	0	0	0
Tax Preparation Services	0	8,300	0	8,300	8,300
Financial Management Services	0	3,350	0	3,350	3,350
Outplacement and Transition Services	0	47,453	0	0	0
Stephanie F. Pope
Cash Severance	3,825,240	0	0	0	0
Annual Incentive	0	2,625,240	2,625,240	2,625,240	2,625,240
LTI RSUs	6,019,046	6,019,046	6,019,046	11,573,275	11,573,275
LTI PSUs(4)	1,406,549	1,406,549	1,406,549	2,411,226	2,411,226
LTI PPSOs(3)	0	0	0	0	0
Tax Preparation Services	8,300	8,300	8,300	8,300	8,300
Outplacement and Transition Services	47,453	47,453	47,453	0	0
Brett C. Gerry
Cash Severance	2,217,600	0	0	0	0
Annual Incentive	0	1,257,600	0	1,257,600	1,257,600
LTI RSUs	3,974,067	3,974,067	0	6,467,745	6,467,745
LTI PSUs(4)	562,594	562,594	0	964,447	964,447
LTI PPSOs(3)	0	0	0	0	0
Tax Preparation Services	8,300	8,300	0	8,300	8,300
Financial Management Services	3,350	3,350	0	3,350	3,350
Outplacement and Transition Services	47,453	47,453	0	0	0
Jeffrey S. Shockey
Cash Severance	0	0	0	0	0
Annual Incentive	763,475	763,475	0	763,475	763,475
New Hire RSUs	3,018,836	3,018,836	0	3,018,836	3,018,836
LTI RSUs	386,550	386,550	0	1,358,520	1,358,520
LTI PPSOs	6,933	6,933	0	24,365	24,365
Tax Preparation Services	8,300	8,300	0	8,300	8,300
Financial Management Services	3,350	3,350	0	3,350	3,350
Outplacement and Transition Services	47,453	47,453	0	0	0

(1)

Cash severance benefits are only payable under the Layoff Plan upon layoff due to job elimination. As Messrs. Ortberg and Malave serve in roles that cannot be eliminated, no amounts are shown for them under this column.

(2)	Of our NEOs, Ms. Pope and Mr. Ortberg were eligible for qualifying retirement as of December 31, 2025.

(3)	These PPSOs have exercise prices that exceeded the closing price of our common stock on December 31, 2025; accordingly, the table reflects zero incremental compensation for those awards.

(4)

The 2024 PSU values are calculated assuming threshold performance, consistent with assumptions used for purposes of the Outstanding Equity Awards at 2025 Fiscal Year-End table on page 67. The 2023 PSUs paid out at 0% in February 2026; accordingly, the table reflects zero incremental compensation for these awards.

72	2026 Proxy Statement

COMPENSATION OF EXECUTIVE OFFICERS

Estimated Potential Annual DB SERP Payments Upon Termination of Employment

Ms. Pope and Mr. Gerry are the only NEOs with earned benefits under the DB SERP. The table below shows the estimated DB SERP benefits payable to each executive upon certain terminations of employment. Specifically, the table shows the annual DB SERP annuity that would have been paid after a termination of employment on December 31, 2025, expressed as a life annuity, and the present value of such annuity benefit (based on the same factors used for the 2025 Pension Benefits table on page 69). The present value of Ms. Pope’s benefit was calculated assuming a benefit commencement date of January 1, 2026. The present value of Mr. Gerry’s benefit was calculated assuming a benefit commencement date of age 55, or (for Mr. Gerry’s spouse) January 1, 2026.

Name	Benefit Payable Upon Termination Due to Layoff or Disability(1) Annuity/Present Value ($)		Benefit Payable Upon Termination Due to Retirement(1) Annuity/Present Value ($)	Death Benefit Payable to Spouse(2) Annuity/Present Value ($)
Stephanie F. Pope	51,256/796,682		51,256/796,682	N/A
Brett C. Gerry	39,314/561,555	(3)	24,471/349,545	11,165/172,538

(1)

Ms. Pope was eligible for retirement benefits under the DB SERP on December 31, 2025. Mr. Gerry was not eligible to commence benefits under the DB SERP on December 31, 2025; however, if he was laid off, he would commence his benefit at age 55 using the early retirement reduction factors as if retiring from active status.

(2)

If the participant dies while an active employee and eligible for retirement, the death benefit paid is a 100% surviving spouse annuity. If the participant is an active employee and not eligible for retirement, the death benefit is a 50% surviving spouse annuity. Surviving spouse annuities commence as of the month after death.

(3)

The DB SERP provides that if a participant is laid off on or after age 49 with at least ten years of service, the benefit payable at age 55 will be calculated using the more generous factors for early retirement from active employment. If Mr. Gerry were laid off as of December 31, 2025, this layoff provision would have applied to his DB SERP and at age 55 he would be paid $39,314 annually. The present value of that annuity would be $561,555.

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annualized total compensation of our CEO.

For 2025, the annual total compensation of our median employee was $141,933. The annualized total compensation of Mr. Ortberg was $23,581,389. Based on this information, we estimated that our CEO’s 2025 total compensation was approximately 166 times that of our median employee. The median employee’s 2025 total compensation was calculated in the same manner as would be required by Item 402(c)(2)(x) of Regulation S-K if the employee was a NEO for 2025.

We have elected to identify our median employee every three years, unless a significant change in our employee population or employee compensation arrangements has occurred. In accordance with Instruction 7 to Item 402(u) of Regulation S-K, for purposes of this analysis, we excluded 16,961 employees of Spirit AeroSystems Holdings, Inc. and its subsidiaries, which we acquired pursuant to a transaction that closed in December 2025. We last conducted our median employee analysis in 2023. Our median employee was identified for the twelve-month period ending September 30, 2023, based on our full-time, part-time and temporary employees (including employees of our consolidated subsidiaries) in the U.S. and all foreign jurisdictions in which we have employees other than Argentina, Azerbaijan, Bahrain, Belgium, Brunei, Chile, Colombia, Czech Republic, Denmark, Dominican Republic, Egypt, Ethiopia, Finland, France, Germany, Hong Kong, Hungary, Iceland, Indonesia, Iraq, Ireland, Israel, Italy, Kazakhstan, Kenya, Kuwait, Luxembourg, Malaysia, Mexico, Mongolia, Morocco, Netherlands, Norway, Oman, Panama, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Tanzania, Thailand, Turkey, United Arab Emirates, United Kingdom, Uzbekistan and Vietnam. These excluded employees represented less than 5% of our total employees (7,777 employees in total), consistent with the SEC’s de minimis exclusion guidance. The total employee population included for purposes of identifying our median employee was approximately 154,360.

We then determined each included employee’s federal taxable wages (or its equivalent for non-U.S. employees) for the twelve-month period noted above, as reflected in our payroll records and systems. We identified our median employee from our employee population based on this compensation measure.

Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

2026 Proxy Statement	73

COMPENSATION OF EXECUTIVE OFFICERS

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation actually paid and the company’s financial performance.
Required Tabular Disclosure of Compensation Actually Paid Versus Performance
The following table discloses information about “compensation actually paid” (CAP) to our principal executive officers (PEOs) and (on average) to our other NEOs
(non-PEO
NEOs) during the specified years, alongside total shareholder return (TSR), net income, and a company-selected measure of free cash flow for those years. The company selected this measure as the most important in linking compensation actually paid to our NEOs for 2025 to company performance, as free cash flow was the predominant metric used in our 2025 annual incentive plan.

	Summary Compensation Table (SCT) Total for PEO ($) (1)		Compensation Actually Paid (CAP) to PEO ($) (2)		Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (4)	Value of Initial Fixed $100 Investment Based On:		Net Income ($mm) (6)	Free Cash Flow ($mm) (7)
	PEO	Prior PEO	PEO	Prior PEO			Company TSR ($) (5)	S&P 500 A&D Ind. Index TSR ($) (5)
2025	23,581,389	n/a	31,921,725	n/a	11,350,018	12,859,881	101	230	2,235	(1,877)
2024	18,388,629	15,050,812	19,904,513	(23,875,735)	5,929,027	(5,191,735)	83	162	(11,817)	(14,310)
2023	n/a	32,770,519	n/a	44,395,006	10,767,252	13,450,637	122	142	(2,222)	4,433
2022	n/a	22,597,178	n/a	15,203,730	7,337,949	5,790,734	89	133	(4,935)	2,000
2021	n/a	21,167,410	n/a	17,795,369	6,148,165	4,853,054	94	113	(4,202)	(4,396)

(1)
Reflects the total compensation of our current CEO, Robert K. Ortberg, and our prior CEO, David Calhoun. Amounts shown are as calculated in the Summary Compensation Table (SCT) for each of the years shown.

(2)
The dollar amounts shown in these columns reflect “compensation actually paid” to Messrs. Ortberg and Calhoun, respectively, calculated in accordance with SEC rules. As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid to either individual during the applicable years. The adjustments made to Mr. Ortberg’s total compensation amount for 2025 to determine CAP are shown in the table below (the same adjustments were made to calculate average CAP for our non-PEO
NEOs, or Other NEOs, who are identified by name and year in footnote 3).

Reconciliation of SCT Total to CAP Total for 2025 (a)

	SCT Total ($)		Grant Date Fair Value of Awards Granted During 2025 ($) (b)		Fair Value of Equity Calculated Using SEC Methodology ($) (c)		Change in Actuarial Value of Pension Benefits During 2025 ($)		CAP Total ($)
PEO	23,581,389	–	17,499,777	+	25,840,113	–	0	=	31,921,725
Other NEOs (Average)	11,350,018	–	6,999,847	+	8,552,159	–	42,449	=	12,859,881

(a)
As shown in this table, the CAP totals represent the SCT figure for 2025, but adjusted as required by SEC rules to (1) exclude the grant date fair value of awards granted during 2025, (2) include the fair value of current year and prior year equity awards that are outstanding, vested or forfeited during 2025, and (2) exclude any positive aggregate change in the actuarial present value of all defined benefit pension plan benefits for 2025. For the group of Other NEOs, averages of the foregoing amounts were used. We note the SEC rules also require CAP to include any actuarially determined service cost or prior service cost under pension plans for services rendered by the executive during 2025. However, our executives who participate in our defined benefit plans ceased accruing service credit under those plans when they were frozen at the end of 2015; thus, there is no longer service or prior service cost and no adjustment is required for this element.

(b)
Amounts disclosed in this column represent the total of the amounts reported in the Stock Awards and Option Awards columns of the SCT for 2025. For the group of Other NEOs, averages of the foregoing amounts were used.

(c)
The fair value of equity component of the CAP calculation was determined in accordance with SEC methodology for this disclosure. Unlike the SCT (on page 64), which requires us to show the grant date fair value of equity awards granted during 2025, the CAP table requires us to calculate equity fair value as follows:

•	for awards granted during 2025 that were still outstanding as of 2025 year-end, the year-end value; plus

•	for awards granted during prior years that were still outstanding as of 2025 year-end, the change in value as of 2025 year-end compared against the prior year-end; plus

•	for awards granted in prior years that vested during 2025, the change in value as of the vesting date compared against the prior year-end; plus

•	for any awards granted in 2025 that vested during 2025, the value as of the vesting date; plus

•
for any awards that vested during 2025, the value of any dividend equivalents that accrued during the vesting period with respect to those awards and were paid out at the same time as the underlying awards, as of the vesting date;
minus

•	for awards granted in prior years that were forfeited during 2025, the value as of the prior year-end.

74	2026 Proxy Statement

COMPENSATION OF EXECUTIVE OFFICERS

The specific calculations for the CEO and Other NEOs (for this group, calculated as the average) for 2025 are shown in the table below.

CAP Fair Value of Equity Calculation for 2025

	YE Value of Current Year Awards Outstanding as of YE ($)		Change in Value as of YE for Prior Year Awards Outstanding as of YE ($)		Change in Value as of Vesting Date for Prior Year Awards That Vested During the Year ($)		Value as of Vesting Date for Current Year Awards That Vested During the Year ($)		Value as of Vesting Date for Dividend Equivalents That Vested During the Year ($)		Value as of Prior YE for Prior Year Awards Forfeited During the Year ($)		Value of Equity for CAP Purposes ($)
PEO	20,856,473	+	3,861,296	+	825,529	+	296,815	+	0	–	0	=	25,840,113
Other NEOs (Average)	7,909,932	+	610,341	+	31,886	+	0	+	0	–	0	=	8,552,159

(3)
Reflects the average total compensation of our
non-PEO
NEOs, as calculated in the SCT for each of the years shown. Our non-PEO
NEOs included in the table above are the following individuals: for 2025, Jesus Malave Jr., Stephanie Pope, Brett Gerry, Jeffrey Shockey and Brian West; for 2024, Brian West, Stephanie Pope, Brett Gerry, Christopher Raymond, Stanley Deal and Theodore Colbert III; for 2023, Brian West, Stephanie Pope, Stanley Deal and Theodore Colbert III; for 2022, Brian West, Stanley Deal, Theodore Colbert III, Brett Gerry and Leanne Caret; and for 2021, Gregory Smith, David Dohnalek, Brian West, Leanne Caret, Theodore Colbert III and Stanley Deal.

(4)
The dollar amounts shown in these columns reflect average “compensation actually paid” to our other NEOs, calculated in accordance with SEC rules. As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual average final amount of compensation earned or paid to these individuals during the applicable years. The adjustments made to their average total compensation for 2025 to determine CAP are shown in the Reconciliation of SCT Total to CAP Total table in footnote 2 above.

(5)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on December 31, 2020. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the S&P 500 Aerospace and Defense Industry Index. The separate peer group used by the Compensation Committee for purposes of determining total direct compensation for our executive officers is described in more detail beginning on page 52.

(6)	Reflects after-tax net income attributable to stockholders prepared in accordance with GAAP for each of the years shown.

(7)
Free cash flow is the financial measure from the tabular list of 2025 Most Important Measures shown below, which, in the company’s assessment, represents for 2025 the most important performance measure used to link compensation actually paid to our CEO and other NEOs to the company’s performance. Free cash flow is defined in Appendix A on page
A-1
and is a
non-GAAP
financial measure.

Required Tabular Disclosure of Most Important Measures Linking Compensation Actually Paid During 2025 to Company Performance
As required, we disclose below the most important measures used by the company to link compensation actually paid to our NEOs for 2025 to company performance. For further information regarding these performance metrics and their function in our executive compensation program, please see “Compensation Discussion and Analysis” beginning on page 47.

2025 Most Important Measures (Unranked)
• Free cash flow
• Operational performance
• Core earnings/loss per share
• Revenue
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between company total shareholder return and that of the S&P 500 Aerospace & Defense Industry Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

2026 Proxy Statement	75

COMPENSATION OF EXECUTIVE OFFICERS

76	2026 Proxy Statement

RATIFY THE APPOINTMENT OF INDEPENDENT AUDITOR (ITEM 3)

PROPOSAL SUMMARY

Shareholders are being asked to ratify the selection of Deloitte & Touche LLP (Deloitte), an independent registered public accounting firm, to serve as our independent auditor for 2026.

The Board recommends that you vote FOR this proposal.

The Audit Committee is directly responsible for the appointment, compensation (including pre-approval of the audit fees), retention and oversight of the independent registered public accounting firm that audits Boeing’s financial statements and internal control over financial reporting. The Audit Committee engaged in a comprehensive review of Deloitte’s performance during the engagement for the 2025 audit in connection with its consideration of whether to reappoint Deloitte for the 2026 audit. In addition, the Audit Committee considered, among other things, Deloitte’s extensive knowledge of and expertise in Boeing’s complex, global operations, the qualifications of key members of the engagement team including the lead partner, Deloitte’s robust rotation policy with respect to its engagement team, the quality of Deloitte’s communications with the Audit Committee, management and the internal auditors, Deloitte’s tenure as independent auditor, external data and the appropriateness of Deloitte’s fees. Based on the results of this review, the Audit Committee and the Board believe that the retention of Deloitte as independent auditor is in the best interests of Boeing and its shareholders. Accordingly, the Audit Committee has reappointed Deloitte to serve as our independent auditor for 2026.

The Audit Committee submits its selection of our independent auditor to shareholders for ratification. If the shareholders do not ratify the selection of Deloitte, the Audit Committee will review its future selection of an independent auditor in light of that result. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time.

For additional information concerning the Audit Committee and its activities with Deloitte, see “Independent Auditor Fees” and “Audit Committee Report” set forth below. Representatives of Deloitte are expected to be present at the annual meeting, where they will have an opportunity to make a statement and be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

Independent Auditor Fees

The following table sets forth the aggregate fees billed or expected to be billed to us by Deloitte(1) for the fiscal years 2025 and 2024:

	Fees (in millions)
Services Rendered	2025	2024
Audit Fees(2)	$39.1	$37.2
Audit-Related Fees(3)	4.5	–
Tax Fees	–	–
All Other Fees(4)	–	0.2

(1)

For purposes of “Independent Auditor Fees,” “Deloitte” means (i) Deloitte & Touche LLP, and the other subsidiaries of its parent company, Deloitte LLP, a U.S. member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (DTTL); and (ii) any of the other member firms of DTTL and their affiliates that, in the case of both (i) and (ii), provide professional services to Boeing.

(2)

For professional services rendered for the audits of our financial statements included in our Annual Report on Form 10-K for 2025 and 2024, reviews of our financial statements included in our Quarterly Reports on Form 10-Q during 2025 and 2024, services in connection with registration statements in 2025 and 2024, and the securities offering in 2024. Includes fees for statutory audits of $8.0 million in 2025 and $7.0 million in 2024.

(3)

Fees in 2025 primarily relate to professional services rendered for the audits of carve-out financial statements required in connection with the sale of portions of Boeing Global Services segment’s digital aviation solutions business. These fees have been reimbursed to us by the buyer.

(4)	Fees in 2024 include advisory services for an external quality assessment on our conformance to the Institute of Internal Auditors standards.

2026 Proxy Statement	77

RATIFY THE APPOINTMENT OF INDEPENDENT AUDITOR (ITEM 3)

The Audit Committee has adopted a policy governing its pre-approval of audit and non-audit services to be provided by our independent auditor. Pursuant to this policy, the Audit Committee (or, in the case of services involving fees of less than $250,000, the Chair of the Audit Committee) must pre-approve all audit and non-audit services to be provided by the independent auditor. Permitted audit services may include, among other things, audit, review or attestation services required under the securities laws, opinions on our financial statements and internal control systems and processes and other services performed to fulfill the independent auditor’s responsibility under generally accepted auditing standards. Permitted non-audit services may include, among other things, comfort letters, consultations, tax services, database subscriptions and translation services. The Office of the Corporate Controller periodically provides written updates to the Audit Committee on fees for audit and non-audit services.

All audit, audit-related, tax and other fees, if any, are pre-approved by the Audit Committee, including those amounts set forth in the table above. The amounts shown in the above table do not include fees paid to Deloitte by our employee benefit plans in connection with audits of the plans. Such fees amounted to approximately $1.2 million in each of 2025 and 2024. Although certain employee benefit plan fees charged directly to the plans do not require pre-approval by the Audit Committee, they were pre-approved. The Audit Committee has concluded that Deloitte’s provision of non-audit services is compatible with maintaining Deloitte’s independence.

Audit Committee Report

The Audit Committee serves as the representative of the Board for general oversight of Boeing’s financial accounting and reporting, systems of internal control, audit process, and compliance standards. The Audit Committee is governed by a written charter adopted by the Board, which is available on our website. Management is responsible for the financial reporting process, establishing and maintaining adequate internal financial controls, and preparing the financial statements. The independent auditor is responsible for performing independent audits of those financial statements and internal control over financial reporting and for expressing an opinion on the conformity of Boeing’s audited financial statements with U.S. generally accepted accounting principles and on the effectiveness of Boeing’s internal control over financial reporting.

In this context, the Audit Committee hereby reports as follows:

1.

The Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements for the year ended December 31, 2025, including discussions related to critical accounting policies, financial reporting principles and practices, the reasonableness of significant judgments and estimates, and the effectiveness of internal control over financial reporting.

2.	The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and other laws or regulations.

3.

The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte their independence.

4.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

Each member of the Audit Committee meets the independence and financial literacy requirements of the SEC and the NYSE. The Board has determined that all of the members of the Audit Committee qualify as audit committee financial experts under the SEC rules.

Audit Committee Lynne M. Doughtie, Chair David L. Gitlin Lynn J. Good Akhil Johri

78	2026 Proxy Statement

STOCK OWNERSHIP INFORMATION

Directors, Director Nominees and Executive Officers

The following table sets forth, as of February 17, 2026, beneficial ownership of Boeing common stock of each director, director nominee and NEO, and all directors and executive officers as a group. The table also sets forth stock units held by such persons pursuant to our compensation and benefit plans. Each director, director nominee and NEO, and all directors and current executive officers as a group, owned less than 1% of the outstanding Boeing common stock as of February 17, 2026.

Except as otherwise noted, each director, director nominee and NEO has sole voting and investment power with respect to shares beneficially owned.

Directors and Nominees	Shares Beneficially Owned		Stock Units(1)	Total
Robert A. Bradway	0		15,449	15,449
Mortimer J. Buckley	2,200		2,148	4,348
Lynne M. Doughtie	0		5,390	5,390
David L. Gitlin	5	(2)	6,889	6,894
Lynn J. Good	483		16,545	17,028
Stayce D. Harris	0		8,276	8,276
Akhil Johri	150		10,891	11,041
David L. Joyce	34		9,139	9,173
Steven M. Mollenkopf	3,767		12,994	16,761
John M. Richardson	0		6,658	6,658
Bradley D. Tilden	180	(3)	449	629
Named Executive Officers	Shares Beneficially Owned(4)		Stock Units(5)	Total

Brett C. Gerry	76,700	(6)	31,248	107,948
Jesus Malave, Jr.	60		40,161	40,221
Robert K. Ortberg*	9,606		131,338	140,944
Stephanie F. Pope	28,322		71,068	99,390
Jeffrey S. Shockey	352		27,386	27,738
Brian J. West(7)	94,965		42,329	137,294
All directors and current executive officers as a group (23 people)	191,347		556,364 (8)	747,711

*	Also serves as a director.

(1)	Consists of deferred stock units credited to the account of the nonemployee director under our Deferred Compensation Plan for Directors. See “Compensation of Directors” beginning on page 41.

(2)	Consists of shares held in a family trust.

(3)	Includes 180 shares held in a trust.

(4)

Includes interests invested in our 401(k) plan’s unitized Boeing stock fund (converted into an equivalent number of Boeing shares of common stock based on the value as of February 17, 2026), as well as shares issuable upon the exercise of stock options that are vested as of, or will vest within 60 days of, February 17, 2026 as set forth in the table below.

Number of Shares
Brett C. Gerry	45,528
Jesus Malave, Jr.	0
Robert K. Ortberg	0
Stephanie F. Pope	19,684
Jeffrey S. Shockey	0
Brian J. West	78,230
All directors and current executive officers as a group (23 people)	79,006

(5)

Consists of RSUs, Career Shares and deferred stock units held in the Executive SSP that are notionally invested in our 401(k) plan’s unitized Boeing stock fund (converted into an equivalent number of Boeing shares of common stock based on the value as of February 17, 2026), if any, held by the NEO.

(6)	Includes 23,633 shares held in a family trust.

(7)	Mr. West ceased to serve as Executive Vice President and Chief Financial Officer effective August 15, 2025.

2026 Proxy Statement	79

STOCK OWNERSHIP INFORMATION

(8)

Consists of RSUs, Career Shares and deferred stock units held in the Executive SSP that are notionally invested in our 401(k) plan’s unitized Boeing stock fund (converted into an equivalent number of Boeing shares of common stock based on the value as of February 17, 2026) held by all directors and current executive officers as a group.

Principal Shareholders

The following table sets forth information as to any person known to us to be the beneficial owner of more than 5% of Boeing common stock as of the dates indicated in the footnotes below. Information is based on a review of the most recently available filings made with the SEC on Schedule 13G. As of December 31, 2025, there were 784,669,191 shares of Boeing common stock outstanding.

Name and Address	Shares Beneficially Owned	Percent of Common Stock Outstanding
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	70,989,325(1)	9.0%
FMR LLC 245 Summer Street Boston, Massachusetts 02210	54,979,044(2)	7.0%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	52,979,795(3)	6.8%

(1)

The Vanguard Group reported in an SEC filing that, as of December 31, 2025, it had shared voting power with respect to 7,480,132 shares of Boeing common stock and shared dispositive power with respect to 70,989,325 shares of Boeing common stock.

(2)

FMR LLC reported in an SEC filing that, as of December 31, 2025, it had sole voting power with respect to 46,852,547 shares of Boeing common stock and sole dispositive power with respect to 54,979,044 shares of Boeing common stock.

(3)

BlackRock, Inc. reported in an SEC filing that, as of December 31, 2024, it had sole voting power with respect to 49,889,722 shares of Boeing common stock and sole dispositive power with respect to 52,979,795 shares of Boeing common stock.

80	2026 Proxy Statement

SHAREHOLDER PROPOSALS (ITEMS 4-5)

The following shareholder proposals will be voted on at the annual meeting if properly presented. Following SEC rules, other than minor formatting changes, we are reprinting each proposal and supporting statement as submitted to us and we take no responsibility for the content.

Shareholder Proposal – Board Committee on Disability Access (Item 4)

This shareholder proposal requests that Boeing amend its By-Laws to establish a Board committee to oversee disability access on airplanes, including annually assessing compliance with accessibility laws and regulations and providing a report on the findings to shareholders.

The Board recommends that you vote “AGAINST” this proposal

This proposal was submitted by the National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC, 20036, the beneficial owner of more than $2,000 of Boeing common stock.

Beginning of Shareholder Proposal – Text Reprinted from the Shareholder Submission:

Resolved:

Shareholders of The Boeing Company hereby amend the Company’s bylaws to add Section 4 to Article III as follows.

SECTION 4. Disability Access Committee.

The Company shall have a Disability Access Committee, which shall exercise oversight of aircraft accessibility. The process by which the Disability Access Committee shall exercise its oversight shall at a minimum include assessing at least annually compliance with applicable accessibility laws and regulations. The Disability Access Committee shall at least annually report to the shareholders on its findings.

Supporting Statement:

Boeing has publicly stated that it “strives to make its products, services, and facilities accessible and usable by people of all abilities.”1 In 2023, Boeing’s CEO made a public commitment to explore improved accessibility in future aircraft designs.2 However, since that statement, Boeing has apparently provided no detailed disclosure of measurable milestones related to accessibility on the airplanes it builds.

While Boeing’s Board of Directors maintains an Aerospace Safety Committee to oversee safety in product design, it appears that no committee explicitly identifies passenger accessibility as an area of board-level oversight.3 Instead, accessibility has apparently remained a diffuse responsibility, addressed through general human resources and digital-accessibility policies.

This absence of clear oversight stands in contrast to Boeing’s high-profile regulatory and reputational challenges concerning product design, safety culture, and transparency. Investors, regulators, and the public have criticized the Company for inadequate board-level attention to safety, quality control, and stakeholder trust.4 Establishing a dedicated Disability Access Committee would demonstrate that Boeing is learning from those governance failures and proactively applying stronger oversight in another critical area of user safety and customer experience.

Disability access is increasingly recognized as a material governance and social-license issue for the aviation industry. The U.S. Department of Transportation’s 2024 rules on wheelchair-user protections and growing advocacy for accessible lavatories and onboard mobility options highlight how regulation and market expectations are changing.5 Airlines—Boeing’s customers—face mounting compliance obligations, and manufacturers will likely need to integrate accessibility into design and certification. A board-level committee could guide Boeing to anticipate these shifts rather than react to them under regulatory pressure.

Moreover, Boeing’s sustainability and human-rights disclosures reference disability inclusion in employment and digital content but apparently omit discussion of aircraft accessibility.6 This gap exposes the Company to criticism that its commitments are largely aspirational or “empty.”7 A formal Disability Access Committee could ensure consistent metrics, public reporting, and accountability across the product lifecycle—from design and manufacturing to post-delivery support.

By adopting this proposal, Boeing would join a growing number of global companies expanding board oversight to specific ESG risks and stakeholder rights.8 A Disability Access Committee would align governance structures with Boeing’s stated values, strengthen stakeholder trust, and position the Company as a leader in inclusive innovation in aviation.

2026 Proxy Statement	81

SHAREHOLDER PROPOSALS (ITEMS 4-5)

We urge shareholders to vote FOR this proposal.

[1]	https://www.boeing.com/sustainability/people-and-culture
[2]	https://www.issuewire.com/boeing-ceo-commits-to-accessibility-1772981182954330
[3]	https://www.boeing.com/company/general-info/corporate-governance
[4]

See https://www.reuters.com/business/aerospace-defense/us-senate-committee-faults-boeing-safety-practices-faa-oversight-2024-09-25/ ; https://www.politico.com/news/2024/04/17/boeing-hearings-takeaways-00152931

[5]

See https://www.access-board.gov/news/2023/07/27/u-s-department-of-transportation-finalizes-rule-on-accessible-airline-lavatories-for-wheelchair-users/ ; https://runwaygirlnetwork.com/2024/12/us-dot-rule-strengthens-acaa-implementation-for-wheelchair-users/

[6]	Cf. https://www.boeing.com/content/dam/boeing/boeingdotcom/sustainability/pdf/2025-boeing-sustainability-report.pdf
[7]	https://www.blumenthal.senate.gov/newsroom/press/release/blumenthal-johnson-announce-hearing-with-boeing-ceo-dave-calhoun
[8]	Cf. https://assets.kpmg.com/content/dam/kpmg/ng/pdf/esg-oversight-the-boards-role-and-focus.pdf

End of Shareholder Proposal – Board Vote Recommendation Follows

Board of Directors’ Statement Against the Shareholder Proposal

The Board has carefully considered this proposal and believes that it is not in the best interests of our shareholders. For the following reasons, the Board unanimously recommends that you vote AGAINST this proposal.

Boeing is focused on advancing aircraft accessibility through design, research and development initiatives, informed by stakeholder engagement, with the goal of improving the passenger experience. A Board committee dedicated solely to this specific topic is unnecessary.

Boeing is committed to collaborating with industry partners and passengers with disabilities as we seek to enhance aircraft accessibility, and we recognize the importance of an inclusive and dignified flying experience for all passengers. Consistent with that commitment, Boeing is pursuing accessibility-focused product development and compliance activities, including:

•

Formation of a Boeing Commercial Airplanes (BCA) Accessibility Advisory Group in January 2020 and an Accessibility Steering Team in March 2024, both consisting of cross-functional leadership in engineering, product strategy, and sales and marketing, to assess product feasibility, viability and desirability;

•

Establishment of an annual Boeing-driven Accessibility Airline Working Group, where we invite global airlines to provide feedback and input on product initiatives and priorities for accessibility research and development;

•

Establishment of a BCA Accessibility Engineering Leader in 2022, who leads a team that focuses on inclusive systems engineering, which combines accessibility engineering, set-based concurrent engineering and systems engineering principles to develop aircraft and components that are accessible, efficient and adaptable for diverse users;

•

Launch of a multi-year research study to explore the air travel experience from the perspective of travelers with different disabilities, intended to inform future cabin designs. To date, over 100 people with disabilities have participated to provide early and continuous input; and

•

Active participation and collaboration with the U.S. Department of Transportation Air Carrier Access Act Advisory Committee, special interest organizations and advocacy groups such as the UN’s International Civil Aviation Organization Working Group on Accessibility in Aviation, the Society of Automative Engineers, All Wheels Up, Open Doors Organization, airline accessibility advisory groups, and cabin-focused industry events such as Aircraft Interiors Expo, Passenger Experience Conference and RedCabin.

We are continuously innovating and seek to utilize the latest technologies to improve accessibility for everyone. For example, Boeing has demonstrated a speech-to-text (STT) transcription concept that displays captions of cabin announcements in nearly real time. The STT concept is being developed with deaf engineers and community members. Driven by artificial intelligence and designed to function offline, the developing technology could bridge a long-standing accessibility gap and make air travel more inclusive.

Beyond aircraft design, Boeing’s internal accessibility initiatives focus on creating inclusive work environments and processes for employees with disabilities, which helps shape how the company approaches accessibility in its products and services. We are proud to be on the 2025 Best Places to Work for Disability Inclusion list and have received a score of 100 on Disability:IN’s Disability Equality Index for ten consecutive years.

We also publicly disclose on a dedicated website information about our efforts to enhance accessibility. See www.boeing.com/innovation/accessibility.

82	2026 Proxy Statement

SHAREHOLDER PROPOSALS (ITEMS 4-5)

Boeing’s current governance and management processes provide appropriate oversight and accountability for accessibility-related work as part of our broader product development and compliance programs.

The potential formation of a new Board committee should be taken seriously and support Boeing’s overall strategy for building shareholder value. Creating a new committee solely dedicated to addressing an important but narrow set of product design concerns is not an appropriate use of time or resources at the board level. The company recognizes the significance of disability access and believes its current governance structure already effectively oversees this issue, and the Board believes the company should instead continue to focus on embedding accessibility into product development and compliance.

The Board and its committees oversee the company’s key enterprise risks and priorities, including those related to aircraft development, safety and regulatory compliance. Aircraft accessibility considerations intersect with engineering, certification, safety, quality, supplier management and customer configuration decisions, many of which involve multi-year development cycles and coordination across the aviation ecosystem. Management regularly reports to the Board and relevant committees on these matters, and if there were a significant compliance or safety issue related to disability access, the Board would learn of it through its existing committees. The Board believes the most effective approach is to continue integrating accessibility considerations into the company’s existing product development, safety, regulatory compliance and customer engagement processes, with Board oversight through established reporting channels.

Boeing is committed to enhancing accessibility and will continue to advance this work through our engineering, research, compliance and stakeholder engagement efforts, with oversight by the Board and its existing committees through pre-established governance processes. The Board believes this proposal’s mandated committee and reporting requirements are unnecessary and would add financial and administrative burden without meaningful benefit to shareholders or passengers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST ITEM 4.

Shareholder Proposal – Action by Written Consent (Item 5)

This shareholder proposal requests that the Board allow shareholders to take action by written consent, circumventing the deliberative process and shareholder protections provided by a shareholders’ meeting.

The Board recommends that you vote “AGAINST” this proposal

This proposal was submitted by John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, the beneficial owner of 50 shares of Boeing common stock.

Beginning of Shareholder Proposal – Text and Graphic Reprinted from the Shareholder Submission:

Proposal 5 – Shareholder Right to Act by Written Consent

Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any restriction based on length of stock ownership). This includes shareholder ability to initiate any appropriate topic for written consent.

Boeing shareholders have a particular need for the right to act by written consent because it is considerably more difficult than necessary for Boeing shareholders to call a special shareholder meeting. Delaware law considers it reasonable for 10% of shareholders to call a special meeting - yet Boeing made the threshold 25% of shareholders based on all shares outstanding.

This proposal topic won 44% Boeing shareholder support at the 2021 Boeing annual meeting without any special effort by the proponent. If all Boeing shareholders had access to independent proxy voting advice this proposal topic would have likely exceed 50%-support.

Acting by written consent is hardly ever used by shareholders but the main point of having a right to act by written consent is that it gives shareholders greater standing to engage effectively with management when Boeing underperforms.

2026 Proxy Statement	83

SHAREHOLDER PROPOSALS (ITEMS 4-5)

Now could be a ripe time for this proposal since Boeing stock was at $223 during the 737 MAX grounding and at only $200 in late 2025 despite a robust stock market. Boeing directors and management will be incentivized to perform better when shareholders have the right to act by written consent.

Boeing started 2025 by reporting an $11 billion loss for 2024. Boeing reported a Q3 2025 core loss per share of $7.47, significantly deeper than Wall Street estimates.

The primary driver of a $4.9 billion charge was a further delay in the 777-9 jetliner program. The first delivery is delayed to 2027, woefully behind its original schedule of a 2020 delivery. This is particularly disturbing since the 777-9 is only a modification of the original Boeing 777.

The original clean sheet Boeing 777 program was on schedule. It was a highly successful program with Alan Mulally as general manager and completed its flight test program in only 11 months.

Boeoing has persistent quality control problems, following incidents like the January 2024 fuselage blowout on an Alaska Airlines 737 MAX 9. The certification of new 737 variants (MAX 7 and MAX 10) is delayed to 2026.

News reports covered the deaths of 2 Boeing whistleblowers. Whistleblowers continued to come forward in 2025 with concerns about manufacturing shortcuts on other jetliners like the 787, keeping the spotlight on Boeing’s culture and quality control.

Boeing also faced a months-long strike by 3,000 machinists in St. Louis.

Please vote yes:

Shareholder Right to Act by Written Consent - Proposal 5

End of Shareholder Proposal – Board Vote Recommendation Follows

Board of Directors’ Statement Against the Shareholder Proposal

The Board has carefully considered this proposal and believes that it is not in the best interests of our shareholders. For the following reasons, the Board unanimously recommends that you vote AGAINST this proposal.

The proposal, if implemented, could prevent shareholders from being informed of, consulted with or having the opportunity to engage prior to passage of a shareholder action on implementation of critical matters impacting their investment in Boeing. In fact, this proposal could disenfranchise almost one-half of Boeing shareholders.

The Board believes that all shareholders should be permitted to discuss and vote on shareholder actions. Action by written consent would circumvent the important, deliberative and transparent process of a shareholder meeting. If this proposal is adopted, up to 49% of Boeing shareholders could be excluded from voting on, or even being made aware of, consequential corporate actions until after they have been taken. Shareholder meetings, by contrast, provide a more transparent, informed and equitable process for all shareholders to exercise their rights and offer important protections and advantages. Our By-Laws enable holders of 25% or more of Boeing’s shares to call a special shareholder meeting, a threshold well within the norm for companies like Boeing. The following table highlights key differences between Boeing’s existing shareholder meeting process (for both general and special meetings) and the proposed action by written consent.

	Shareholder Meeting (current practice)	Written Consent (as requested by the proposal)
Advance notice of proposed action provided to all shareholders	YES	NO
Proxy statement, including complete information about the shareholder-proposed action as well as other relevant information, distributed to all shareholders and publicly disclosed	YES	NO
Opportunity provided to all shareholders to meaningfully consider and engage on the proposed action	YES	NO
Ability to vote, and change vote prior to effective time/meeting date, on proposed action afforded to all shareholders	YES	NO
SEC rules govern communications about proposed action and require fair disclosure to all shareholders	YES	NO
Opportunity for shareholders to consider Board of Directors’ analysis and recommendation	YES	NO
Ability for select group of shareholders with no fiduciary duties to other shareholders to approve significant corporate actions without transparent process	NO	YES

84	2026 Proxy Statement

SHAREHOLDER PROPOSALS (ITEMS 4-5)

Unlike a shareholder meeting, for which advance notice would be provided to all shareholders, action by written consent does not provide for all shareholders even to be informed of the proposed action. Action by written consent disenfranchises shareholders who do not have the opportunity to participate in the decision-making process and to vote on the matter. An unfettered right to act by written consent could also encourage short-term stock ownership and manipulation, allowing a small group of shareholders to accumulate large voting positions (including through derivative transactions and/or borrowing of shares) and take important corporate action, including actions to advance a particular agenda that may not be in the best interests of Boeing, without the waiting periods, prior notice, disclosure rules and other protections inherent in the shareholder meeting and voting process.

Further, action by written consent could create confusion and administrative complexity. Different shareholder groups could solicit multiple written consents simultaneously, some of which may be duplicative or contradictory, imposing significant administrative and financial burdens on the company with no corresponding benefit to our shareholders. In fact, even when companies permit action by written consent, this right has been rarely used, highlighting its limited practical value when contrasted with its confusion and administrative complexity.

Boeing’s commitment to shareholder engagement, transparency, addressing shareholder concerns and governance best practices, including the right of shareholders to call special meetings, already establishes Board accountability.

Our corporate governance policies and practices already provide our shareholders with effective access and opportunities to communicate their priorities and concerns with our Board, management and other shareholders. The Board believes that our existing right to call a special meeting at the 25% ownership threshold, as well as the right to propose items for consideration at our annual meeting, are transparent and equitable ways for shareholders to propose action. In addition, we maintain the following governance best practices, many of which provide an avenue for our shareholders to regularly express their views and provide feedback:

•	Annual Election of Directors; Majority Voting – Each of our directors is elected annually by a vote of our shareholders;

•	Proxy Access for Director Nominations – Shareholders have the ability to nominate directors through proxy access;

•

Independent Board Chair; Committee Independence – Our By-Laws and Corporate Governance Principles require that the Board Chair be independent. In addition, our Corporate Governance Principles require that all members of the Aerospace Safety, Audit, Compensation and GPP Committees be independent, in accordance with the Director Independence Standards and pursuant to applicable NYSE listing standards and applicable heightened independence requirements of the SEC;

•

Robust Annual Board, Committee and Individual Director Evaluation Process – The Board and its standing committees evaluate their effectiveness through a comprehensive process involving a formal, multi-step annual evaluation and ongoing engagement throughout the year. See “Board and Director Evaluations” beginning on page 37;

•

Shareholder Engagement Program – As discussed beginning on page 21, we maintain a robust shareholder engagement program that provides an open and constructive forum for shareholders to express and raise concerns, and we share the feedback from these conversations with our Board, which considers these perspectives as part of its evaluation and review of our practices and disclosures;

•	Shareholder Communications – As described on Boeing’s website, all shareholders may communicate directly with the independent Board Chair, the nonemployee directors as a group, or the Audit Committee;

•	Director Retirement Policy – Our Corporate Governance Principles require that no director may serve if he or she would be 74 years of age or older at the time of election;

•	Board Composition – Average director nominee tenure of approximately five years;

•	No Poison Pill – No poison pill and any future poison pill must be submitted to shareholders for approval; and

•	No Supermajority Voting Requirements – Shareholders can approve charter and bylaw amendments with a majority vote.

For these and other reasons, Boeing shareholders have rejected similar proposals each of the seven times since 2011 that it has been included in Boeing’s proxy statement. The Board is unaware of any developments since the last time shareholders rejected such a proposal in 2021 that should change shareholders’ views on this proposal.

2026 Proxy Statement	85

SHAREHOLDER PROPOSALS (ITEMS 4-5)

We believe that this long-standing and comprehensive package of robust governance practices and policies, including the right to call special shareholder meetings, enables our shareholders to bring issues to the attention of the Board, hold the Board accountable and, where necessary, take thoughtful action to support their interests. Moreover, our policies implement these goals without the significant governance risk for shareholders associated with action by written consent without a meeting. For additional information about our corporate governance practices, see “Governance Highlights” on page 2 and “Corporate Governance” beginning on page 20.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST ITEM 5.

86	2026 Proxy Statement

ANNUAL MEETING INFORMATION

Attending the Virtual Annual Meeting

Time and Location

Boeing’s 2026 Annual Meeting of Shareholders will be held by webcast on Friday, April 17, 2026, beginning at 9:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/BA2026.

Eligible Attendees

Attendance is limited to holders of Boeing common stock as of the record date. Please note that attendance at the annual meeting is subject to capacity limits set by the virtual meeting platform provider and access will be given on a first come, first served basis.

Meeting Access and Technical Difficulties

To attend the annual meeting, visit www.virtualshareholdermeeting.com/BA2026 and enter your unique 16-digit voting control number found on your proxy card, email, notice of internet availability of proxy materials or voting instruction form. Online access to the audio webcast will open at 8:45 a.m. Eastern Time to allow time for you to log in and test your device’s audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting website. Technicians will be available to assist you.

Submitting Questions Before or During the Meeting

If you are a registered or beneficial Boeing shareholder as of the record date, you may submit questions in writing prior to the meeting at www.proxyvote.com using your unique 16-digit voting control number found on your proxy card, email, notice of internet availability of proxy materials or voting instruction form or during the meeting at www.virtualshareholdermeeting.com/BA2026 using the same unique 16-digit voting control number. We will answer as many questions submitted by shareholders as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

Frequently Asked Questions

Why is it so important that I promptly vote my shares?

We value your input. Regardless of the number of shares you hold, we encourage you to vote your shares as soon as possible to ensure that your vote is recorded promptly and to avoid additional solicitation costs.

How does the Board recommend that I vote?

FOR the election of each of the 12 director nominees named in this proxy statement (Item 1)
FOR the approval, on an advisory basis, of named executive officer compensation (Item 2)
FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditor for 2026 (Item 3)
AGAINST the shareholder proposal seeking the formation of a Board committee to oversee disability access on airplanes (Item 4)
AGAINST the shareholder proposal seeking action by written consent without a shareholders’ meeting (Item 5)

How may I vote my shares?

Beneficial Shareholders

If you own shares through a broker, bank or other holder of record, you must instruct the holder of record how to vote your shares. To provide voting instructions to the holder of record of your shares, please refer to the materials forwarded by your broker, bank or other holder of record. Many brokers provide the option of voting by internet at www.proxyvote.com or by calling 1-800-454-8683. You will need your unique 16-digit voting control number, which can

2026 Proxy Statement	87

ANNUAL MEETING INFORMATION

be found on the notice of internet availability of proxy materials, email or voting instruction form provided by your broker, bank or other holder of record. Proxies submitted by internet or telephone must be received by 11:59 p.m. Eastern Time, on Thursday, April 16, 2026. You may also vote your shares during the annual meeting. To do so, visit www.virtualshareholdermeeting.com/BA2026 on the date and time of the meeting and log in using your unique 16-digit voting control number available.

Registered Shareholders

If you own shares that are registered in your name, you may vote by proxy before the annual meeting by internet at www.proxyvote.com, by calling 1-800-690-6903, or by signing and returning your proxy card. To vote by internet or telephone, you will need your unique 16-digit voting control number, which can be found on your proxy card, email or notice of internet availability of proxy materials. Proxies submitted by internet or telephone must be received by 11:59 p.m. Eastern Time, on Thursday, April 16, 2026. If you return a signed proxy card but do not provide voting instructions for some or all of the matters to be voted on, your shares will be voted on all uninstructed matters in accordance with the recommendations of the Board. You may also vote your shares during the annual meeting. To do so, visit www.virtualshareholdermeeting.com/BA2026 on the date and time of the meeting and log in using your unique 16-digit voting control number available.

The Boeing Company 401(k) Plan Participants

If you have an interest in Boeing common stock through participation in Boeing’s 401(k) plan, you do not have actual ownership of the shares held in the 401(k) plan (the Plan Shares). The Plan Shares are registered in the name of the trustee. As a plan participant, you have been allocated interests in the Plan Shares and may instruct the trustee how to vote those interests by submitting a proxy at www.proxyvote.com, by calling 1-800-690-6903 or by signing and returning your proxy card. To vote by internet or telephone, you will need your unique 16-digit voting control number, which can be found on your proxy card or email. However, you may not vote Plan Shares in person at the annual meeting. The number of shares of Boeing common stock shown on your proxy card includes all shares registered in your name and all Plan Shares in which you have an interest. To allow sufficient time for the trustee to tabulate the vote of the Plan Shares, your proxy instructions must be received no later than 11:59 p.m. Eastern Time, on Thursday, April 9, 2026. If you do not submit voting instructions before the deadline, the trustee will vote your Plan Shares in the same manner and proportion as the Plan Shares with respect to which voting instructions have been received before the deadline, unless contrary to applicable law. If you return a signed proxy card that covers Plan Shares but do not provide voting instructions for some or all of the matters to be voted on, your shares will be voted on all uninstructed matters in accordance with the recommendations of the Board.

May I revoke my proxy or change my vote?

Beneficial Shareholders

Beneficial shareholders should contact their broker, bank or other holder of record for instructions on how to revoke their proxies or change their vote.

Registered Shareholders

Registered shareholders may revoke their proxies or change their voting instructions at any time before 11:59 p.m. Eastern Time, on Thursday, April 16, 2026, by submitting a proxy via the internet, telephone or mail that is dated later than the original proxy or by delivering written notice of revocation to the Corporate Secretary at 929 Long Bridge Drive, MC 7949-5929 Arlington, Virginia 22202-4208. Registered shareholders may also revoke their proxies or change their vote by voting during the virtual annual meeting (attendance at the virtual annual meeting will not, by itself, revoke the proxy) at www.virtualshareholdermeeting.com/BA2026.

The Boeing Company 401(k) Plan Participants

Participants in Boeing’s 401(k) plan may revoke their proxies or change their voting instructions at any time before 11:59 p.m., Eastern Time, on Thursday, April 9, 2026, by submitting a proxy via the internet, telephone, or mail that is dated later than the original proxy. Plan participants cannot revoke their proxies or change their voting instructions during the annual meeting because the trustee will not be present.

What vote is required to approve each proposal?

Each share of Boeing common stock entitles the holder to one vote on each proposal presented for shareholder action.

88	2026 Proxy Statement

ANNUAL MEETING INFORMATION

Election of Directors (Item 1)

To be elected in an uncontested election, such as this one, a director nominee must receive more “FOR” votes than “AGAINST” votes. Because we did not receive proper advance notice in accordance with our By-Laws of any shareholder nominees for director, this election of directors is an uncontested election. Abstentions and “broker non-votes” will have no effect on the election of directors.

All Other Proposals (Items 2 through 5)

Shareholders may vote “FOR” or “AGAINST” each of the other proposals or may abstain from voting. Delaware law and our By-Laws require the affirmative vote of the majority of shares of common stock present in person or by proxy and entitled to vote on the subject matter for the approval of Items 2 through 5. A shareholder who signs and submits a proxy is “present,” so an abstention will have the same effect as a vote “AGAINST” Items 2 through 5. “Broker non-votes,” if applicable, will have no effect on these items.

What are “broker non-votes”?

If a broker or other financial institution holds your shares in its name and you do not provide voting instructions to it, NYSE rules allow that firm to vote your shares only on routine matters. Item 3, the ratification of the appointment of our independent auditor for 2026, is the only matter for consideration at the meeting that NYSE rules deem to be routine. For all matters other than Item 3, you must submit voting instructions to the firm that holds your shares if you want your vote to count. When a firm votes a client’s shares on some but not all of the proposals, the missing votes are referred to as “broker non-votes.”

Who is entitled to vote at the 2026 Annual Meeting?

Holders of Boeing common stock at the close of business on February 17, 2026 are entitled to receive a formal Notice of the Annual Meeting and to vote their shares at the annual meeting. As of that date, there were approximately 785,844,140 shares of common stock outstanding, of which approximately 785,804,913 were eligible to vote. (Shares issued in exchange for shares of Rockwell International Corporation or McDonnell Douglas Corporation that have not been exchanged and shares issued in exchange for shares of Spirit AeroSystems Holdings, Inc. that have been exchanged but that remain subject to transfer or distribution restrictions are not eligible to vote.)

A list of our registered shareholders as of the close of business on the record date will be available during the annual meeting and for ten days prior to the annual meeting between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time, at the Office of the Corporate Secretary, The Boeing Company, 929 Long Bridge Drive, MC 7949-5929, Arlington, Virginia 22202-4208. A shareholder may examine the list for any legally valid purpose related to the annual meeting. To access such a list, shareholders should email cso@boeing.com.

How many votes must be present in order to hold the annual meeting?

A quorum must be present in order for business to be conducted at the annual meeting. A quorum consists of the holders of one-third of the outstanding shares of stock entitled to vote at the meeting. Shares of Boeing common stock present in person or by duly authorized proxy (including any abstentions and “broker non-votes”) will be counted for the purpose of establishing a quorum at the meeting.

What if I return my proxy but do not vote for all of the proposals?

Shares represented by a properly executed proxy will be voted at the annual meeting in accordance with the shareholder’s instructions. If you are a registered shareholder or have an interest in Boeing common stock through the Boeing 401(k) plan and return a signed proxy card that omits voting instructions for some or all of the matters to be voted on, your shares will be voted on all uninstructed matters in accordance with the recommendations of the Board. If a broker or other financial institution holds your shares in its name, NYSE rules prohibit your broker from voting your shares on all items other than Item 3 absent your instruction, so you must provide instructions on these items for your vote to count.

How may I expedite delivery of future proxy materials by receiving them electronically?

Registered Shareholders

Instead of receiving copies of our proxy materials in the mail, registered shareholders can elect to receive these communications electronically. Your election to receive future proxy materials electronically would result in expedited delivery of your materials, conserve natural resources and reduce Boeing’s printing and mailing costs. For additional information or to elect this option, please access www.computershare.com/investor.

2026 Proxy Statement	89

ANNUAL MEETING INFORMATION

Beneficial Shareholders

Many brokers and banks offer electronic delivery of proxy materials to their clients. For additional information, please contact your broker, bank or other holder of record.

Are there any other items of business that will be addressed at the annual meeting?

The Board is not aware of any business that may properly be brought before the annual meeting other than those matters described in this proxy statement. If any matters other than those shown on the proxy card are properly brought before the annual meeting, the proxy card gives discretionary authority to the persons named on the proxy card to vote the shares in their best judgment.

Who pays for this proxy solicitation?

We bear the costs of soliciting proxies. We have hired Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to aid in the solicitation of proxies for a fee of $25,000, plus reasonable out-of-pocket expenses. Proxies may be solicited by personal interview, mail, telephone, email and other online methods. Morrow Sodali has contacted brokerage houses, other custodians and nominees to ask whether other persons are the beneficial owners of the shares they hold in street name and, if that is the case, will supply additional copies of the proxy materials for distribution to such beneficial owners. We will reimburse these parties for their reasonable expenses in sending proxy materials to the beneficial owners of the shares.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will file with the SEC a Current Report on Form 8-K containing the final voting results within four business days of the annual meeting.

What if a director nominee does not receive the required vote?

Boeing is a Delaware corporation and, under Delaware law, if an incumbent director is not elected, that director remains in office until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal. To address this potential outcome, all director nominees have executed irrevocable resignations that would be effective upon (1) such nominee’s failure to receive the required vote at the annual meeting and (2) the Board’s acceptance of such resignation. As set forth in our director resignation policy, which is described in our Corporate Governance Principles, the Board will act upon, and publicly disclose its decision with respect to, any tendered resignation within 90 days from the date of the certification of the election results.

How may I recommend individuals to serve as directors?

Shareholders may recommend qualified candidates for consideration by the GPP Committee by writing at any time to the Office of the Corporate Secretary, The Boeing Company, 929 Long Bridge Drive, MC 7949-5929, Arlington, Virginia 22202-4208. The correspondence must state the name, age and qualifications of the person proposed for consideration. The GPP Committee evaluates the qualifications of candidates properly submitted by shareholders on the same basis as those of other director candidates.

How may I obtain a copy of Boeing’s Annual Report on Form 10-K and other financial information?

Boeing’s 2025 annual report, which includes a copy of the Annual Report on Form 10-K, was delivered to shareholders with this proxy statement. Our Notice of Annual Meeting, this proxy statement and the 2025 annual report are also available at www.proxyvote.com. In addition, our Annual Report on Form 10-K, including financial statements, is available at http://investors.boeing.com/investors/reports and on the SEC’s website at www.sec.gov. Shareholders also may request an additional copy of the Annual Report on Form 10-K, which we will furnish without charge, by calling (425) 965-4550 or writing Mail Services, The Boeing Company, P.O. Box 3707, Mail Code 3T-00, Seattle, Washington 98124-2207.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the SEC, we may provide you with access to proxy materials over the internet rather than by mailing the materials to you. To reduce costs and conserve resources, we are sending a Notice of Internet Availability of Proxy Materials to some of our shareholders. The notice provides instructions for accessing this proxy statement and our 2025 annual report at www.proxyvote.com. The notice also explains how shareholders may request printed proxy materials for this or future annual meetings.

90	2026 Proxy Statement

ANNUAL MEETING INFORMATION

Several shareholders live at my address. Why did we receive only one set of proxy materials?

We deliver only one annual report and one proxy statement to multiple shareholders at the same address unless we have received contrary instructions from one or more of the shareholders. We will, upon written or oral request, promptly deliver a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy of the annual report or proxy statement was delivered. Registered shareholders who wish to receive a separate annual report or proxy statement in the future, or registered shareholders sharing an address who wish to receive a single copy of the annual report or proxy statement in the future, should contact our Transfer Agent at Computershare Trust Company N.A., P.O. Box 43006, Providence, Rhode Island 02940-3006 or by calling 888-777-0923 (toll-free for domestic U.S. callers) or 781-575-3400 (non-U.S. callers may call collect). Beneficial shareholders who have the same address and wish to receive a separate copy of the annual report or proxy statement in the future should contact their broker, bank or other holder of record.

2027 Annual Meeting

Proposals for Inclusion in 2027 Proxy Statement

If you wish to submit a proposal for inclusion in our 2027 proxy statement, you must follow the procedures set forth in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, we must receive your proposal at the address below no later than Friday, November 6, 2026.

Director Nominations for Inclusion in 2027 Proxy Statement (Proxy Access)

Subject to certain requirements, our By-Laws permit a shareholder, or a group of up to 20 shareholders, that has owned at least 3% of our outstanding common stock for at least three years to nominate and include in our annual meeting proxy materials directors constituting the greater of two individuals and 20% of the Board (rounded down). Any such nomination must be received at the address below no earlier than the close of business on Wednesday, October 7, 2026 and no later than the close of business on Friday, November 6, 2026. Any such notice must meet the other requirements set forth in our By-Laws, which are publicly available on our website.

Other Proposals or Nominations

Our By-Laws require that we receive advance written notice for any shareholder proposal or director nomination that is not submitted for inclusion in our proxy statement. Any such proposal or nomination must be received at the address below no earlier than the close of business on Friday, December 18, 2026 and no later than the close of business on Sunday, January 17, 2027. Any such notice must meet the other requirements set forth in our By-Laws, which are publicly available on our website, and all the requirements set forth in Rule 14a-19(b).

Where to Send All Proposals and Nominations

Office of the Corporate Secretary

The Boeing Company

929 Long Bridge Drive

MC 7949-5929

Arlington, Virginia 22202-4208

2026 Proxy Statement	91

ADDITIONAL INFORMATION

2026 Annual Meeting	www.virtualshareholdermeeting.com/BA2026

Advocacy Report	www.boeing.com/company/government-operations

Chief Aerospace Officer Report	www.boeing.com/safety/caso-report#introduction

Code of Basic Working Conditions and Human Rights	www.boeing.com/human-rights

Community Engagement	www.boeing.com/company/community-engagement

Corporate Governance	www.boeing.com/company/general-info/corporate-governance

Culture	www.boeing.com/company/people-and-culture

Ethics and Compliance	www.boeing.com/company/ethics-and-compliance

Global Sustainability Report	www.boeing.com/innovation/sustainability

Product Accessibility	www.boeing.com/innovation/accessibility

Quality	www.boeing.com/quality

Safety	www.boeing.com/safety

Strengthening Safety & Quality	www.boeing.com/strengthening-safety-and-quality

Supplier Code of Conduct	www.boeingsuppliers.com/become#/expectations

92	2026 Proxy Statement

APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (GAAP) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company’s ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Set forth below are definitions of the non-GAAP financial measures used in this proxy statement, as well as tables that reconcile these non-GAAP financial measures with the most directly comparable GAAP financial measures.

Free cash flow is GAAP operating cash flow reduced by capital expenditures for property, plant and equipment. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders, debt repayment, and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures such as repayment of maturing debt. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

(dollars in millions)

Years ended December 31,	2025	2024
Operating cash flow (GAAP)	$1,065	($12,080)
Less additions to property, plant & equipment	($2,942)	($2,230)
Free cash flow (non-GAAP)	($1,877)	($14,310)

Core earnings/(loss) per share is defined as GAAP Diluted earnings/(loss) per share excluding the net earnings/(loss) per share impact of the FAS/CAS service cost adjustment and non-operating pension and postretirement expenses. The FAS/CAS service cost adjustment represents the difference between the Financial Accounting Standards (FAS) pension and postretirement service costs calculated under GAAP and costs allocated to the business segments. Non-operating pension and postretirement expenses represent the components of net periodic benefit costs other than service cost. Pension costs allocated to BDS and BGS businesses supporting government customers are computed in accordance with U.S. Government Cost Accounting Standards (CAS), which employ different actuarial assumptions and accounting conventions than GAAP. CAS costs are allocable to government contracts. Other postretirement benefit costs are allocated to all business segments based on CAS, which is generally based on benefits paid. Management uses core operating earnings/(loss) and core earnings/(loss) per share for purposes of evaluating and forecasting underlying business performance. Management believes this core measure provides investors additional insights into operational performance as it excludes non-service pension and postretirement costs, which primarily represent costs driven by market factors and costs not allocable to government contracts.

Years ended December 31,	2025		2024
	$ millions	Per Share	$ millions	Per Share
Diluted earnings/(loss) per share (GAAP)		$2.48		($18.36)
Pension FAS/CAS service cost adjustment	($784)	($1.03)	($811)	($1.26)
Postretirement FAS/CAS service cost adjustment	(261)	(0.34)	(293)	(0.45)
Non-operating pension income	(176)	(0.24)	(476)	(0.74)
Non-operating postretirement income	(19)	(0.02)	(73)	(0.11)
Provision for deferred income taxes on adjustments*	260	0.34	347	0.54
Subtotal of adjustments	($980)	($1.29)	($1,306)	($2.02)
Core earnings/(loss) per share (non-GAAP)		$1.19		($20.38)
Diluted weighted average common shares outstanding (in millions)		762.3		646.9

*	The income tax impact is calculated using the U.S. corporate statutory tax rate.

2026 Proxy Statement	A-1

Boeing

SCAN TO THE BOEING COMPANY VIEW MATERIALS & VOTE w 929 LONG BRIDGE DRIVE ARLINGTON, VA 22202 VOTE BY INTERNET - Before The Meeting: Go to www.proxyvote.com or scan the QR Barcode above using your smartphone to transmit your voting instructions. Have this proxy card in hand when you access the website and follow the instructions. Vote by 11:59 p.m. ET on Thursday, April 16, 2026, for shares held directly and by 11:59 p.m. ET on Thursday, April 9, 2026 for shares held in The Boeing Company’s 401(k) Plan (the “Plan”). During The Meeting: Go to www.virtualshareholdermeeting.com/BA2026. Have this proxy card in hand when you access the website and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Have this proxy card in hand when you call and follow the instructions. Vote by 11:59 p.m. ET on Thursday, April 16, 2026 for shares held directly and by 11:59 p.m. ET on Thursday, April 9, 2026 for shares held in the Plan. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTENDING THE VIRTUAL ANNUAL MEETING To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/BA2026 and enter your unique 16-digit voting control number in the box below. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V83092-P45267-Z91973 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE BOEING COMPANY The Board of Directors recommends you vote FOR the following 12 director nominees: 1. Election of Directors For Against Abstain 1a. Robert A. Bradway ! ! ! 1b. Mortimer “Tim” J. Buckley ! ! ! COMPANY PROPOSALS: The Board of Directors recommends For Against Abstain you vote FOR proposals 2 and 3. 1c. Lynne M. Doughtie ! ! ! 2. Approve, on an Advisory Basis, Named Executive Officer ! ! ! Compensation. 1d. David L. Gitlin ! ! ! 3. Ratify the Appointment of Deloitte & Touche LLP as ! ! ! Independent Auditor for 2026. 1e. Lynn J. Good ! ! ! SHAREHOLDER PROPOSALS: The Board of Directors For Against Abstain recommends you vote AGAINST proposals 4 and 5. 1f. Stayce D. Harris ! ! ! 4. Board Committee on Disability Access. ! ! ! 1g. Akhil Johri ! ! ! 5. Action by Written Consent. ! ! ! 1h. David L. Joyce ! ! ! NOTE: In their discretion, the proxies are authorized to vote on such other matters that may properly come before the 2026 Annual Meeting of Shareholders or any other adjournment 1i. Steven M. Mollenkopf ! ! ! or postponement thereof. 1j. Robert Kelly Ortberg ! ! ! 1k. John M. Richardson ! ! ! 1l. Bradley D. Tilden ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

The Boeing Company 2026 Annual Meeting of Shareholders Friday, April 17, 2026 9:00 a.m., Eastern Time www.virtualshareholdermeeting.com/BA2026 Your vote is important. Please vote by internet, telephone or mail as soon as possible to ensure that your vote is recorded promptly. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of 2026 Annual are Meeting available and at www. Proxyproxyvote. Statementcom. and the 2025 Annual Report ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS To save resources and reduce Boeing’s printing and mailing costs, you can elect to receive future proxy materials and other shareholder communications electronically at www.computershare.com/investor. IF YOU WISH TO VOTE BY MAIL, FOLD ALONG PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V83093-P45267-Z91973 THE BOEING COMPANY ANNUAL MEETING OF SHAREHOLDERS FRIDAY, APRIL 17, 2026 AT 9:00 AM ET THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Robert A. Bradway, Lynne M. Doughtie and Steven M. Mollenkopf, and each of them, with full power of substitution, to act as proxies for the undersigned and authorizes them to represent and vote all of the shares of stock of The Boeing Company that the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders (the “Meeting”), and any adjournment or postponement thereof, with respect to all of the matters indicated on the reverse side of this card, and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof. The number of shares of Boeing stock shown on this proxy card includes shares held in The Boeing Company 401(k) Plan (the “Plan”) as well as any other shares you may own outside of the Plan. If you are a participant in the Plan, you hereby instruct the Plan trustee to vote all of the Plan share interests allocated to you at the meeting and any adjournment or postponement thereof, with respect to the proposals indicated on the reverse side of this card, and you authorize the trustee to empower the proxies named above to vote in their judgment on such other business as may properly come before the Meeting and any adjournment or postponement thereof. You may not vote the Plan share interests allocated to you at the Meeting; the trustee must vote the Plan share interests. The Plan trustee must receive your proxy instructions no later than 11:59 p.m., Eastern Time, on Thursday, April 9, 2026, or the trustee will vote the Plan shares in the same manner and proportion as Plan shares for which it has received instructions, unless contrary to applicable law. If this proxy card is signed and no direction is given, this proxy for both registered shares and Plan shares will be voted in accordance with the recommendations of the Board of Directors. If you wish to vote by mail, please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.